                                LEASE AGREEMENT

                                BY AND BETWEEN

                            HMS GATEWAY OFFICE L.P.,
                         A DELAWARE LIMITED PARTNERSHIP

                                  AS LANDLORD,

                                      AND

                            ADVANCED MEDICINE, INC.,
                            A DELAWARE CORPORATION

                                   AS TENANT

                            DATED FEBRUARY 17,1999

                              TABLE OF CONTENT

                                                                           Page
Basic Lease Information....................................................viii
1.  Demise....................................................................1
2.  Premises..................................................................1
    2.1.   Definition of Premises, Building, Project, Parking Areas,
           Common Areas.......................................................1
    2.2.   Construction of Base Building Improvements and Tenant
           Improvements.......................................................2
    2.3.   Changes to Common Area.............................................2
3.  Term......................................................................3
    3.1.   Commencement Date..................................................3
    3.2.   Commencement and Expiration Date Memorandum; Expiration
           Date...............................................................3
4.  Rent......................................................................3
    4.1.   Monthly Base Rent..................................................3
    4.2.   Additional Rent....................................................3
    4.3.   Adjustment to Additional Rent......................................6
    4.4.   Payment of Additional Rent.........................................7
           4.4.1.   Expense Statement.........................................7
           4.4.2.   Calculation of Additional Rent............................7
           4.4.3.   Tenant's Proportionate Share(s)...........................7
           4.4.4.   Tenant's Audit Rights.....................................8
    4.5.   General Payment Terms..............................................8
5.  Utility Expenses..........................................................9
    5.1.   Tenant's Obligation to Pay.........................................9
    5.2.   Limitation of Landlord's Liability for Interruption of Utilities...9
6.  Late Charge..............................................................10
7.  Letter of Credit.........................................................10
8.  Possession...............................................................13
    8.1.   Tenant's Right of Possession......................................13


                                       i

    8.2.   Delay in Performance of Covenants Related to Base Building
           Improvements......................................................13
    8.3.   Tenant's Right to Terminate Lease.................................13
    8.4.   Early Occupancy...................................................14
9.  Use of Premises..........................................................15
    9.1.   Permitted Use.....................................................15
    9.2.   Compliance with Governmental Regulations and Private
           Restrictions......................................................16
    9.3.   Compliance with Americans with Disabilities Act...................17
10. Acceptance of Premises...................................................18
11. Surrender................................................................18
    11.1.  Surrender at Expiration or Termination............................18
    11.2.  Removal Obligations and Abandonment of Tenant's Property..........18
    11.3.  Indemnification...................................................19
12. Alterations And Additions................................................19
    12.1.  Landlord's Consent Required.......................................19
    12.2.  Alterations Permitted Without Landlord's Consent; Removal
           Requirements......................................................19
    12.3.  Alterations at Tenant's Expense...................................19
    12.4.  Requirements of Request for Approval..............................20
    12.5.  Permits Required; Insurance Required..............................21
           12.5.1.  Permits..................................................21
           12.5.2.  Insurance................................................21
    12.6.  Title to Improvements Removal Rights; Financing...................21
    12.7.  Computer, Utility and Telecommunications Equipment................22
    12.8.  Notice and Opportunity to Post Notice of Nonresponsibility........22
13. Maintenance and Repairs of Premises......................................22
    13.1.  Maintenance by Tenant.............................................22
    13.2.  Maintenance by Landlord...........................................23
    13.3.  Landlord's Right to Perform Tenant's Obligations..................23
    13.4.  Tenant's Waiver of Rights.........................................24
14. Landlord's Insurance.....................................................24


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15.  Tenant's Insurance................................................... 24

     15.1.  Commercial General Liability Insurance........................ 24

     15.2.  Property Insurance............................................ 25

     15.3.  Worker's Compensation Insurance; Employer's Liability
            Insurance..................................................... 25

     15.4.  Business Interruption Insurance............................... 25

     15.5.  Insurance Standards and Evidence of Coverage.................. 25

16.  Indemnification...................................................... 26

     16.1.  Of Landlord................................................... 26

     16.2.  Of Tenant..................................................... 27

     16.3.  No Impairment of Insurance.................................... 27

17.  Subrogation.......................................................... 27

18.  Signs................................................................ 27

19.  Free From Liens...................................................... 28

20.  Entry By Landlord.................................................... 28

21.  Destruction And Damage............................................... 29

     21.1.  Damage Covered by Extended Coverage Insurance................. 29

            21.1.1.  Material Damage; Insured Loss........................ 29

            21.1.2.  Minor Damage; Insured Loss........................... 29

            21.1.3.  Calculation of Restoration Period.................... 29

     21.2.  Uninsured Loss................................................ 30

     21.3.  Casualty During Last Twelve Months of Term.................... 30

     21.4.  Tenant's Right to Terminate Lease............................. 30

     21.5.  Rent Abatement................................................ 30

     21.6.  Restoration of Base Building Improvements and Tenant
            Improvements.................................................. 31

     21.7.  Waiver........................................................ 31

22.  Condemnation......................................................... 31

23.  Assignment And Subletting............................................ 32

     23.1.  Landlord's Consent Required Except for Permitted Transfers.... 32

     23.2.  Requirements of Request for Consent........................... 33


                                      iii


     23.3.  Criteria To Be Considered in Connection with Request for Consent................................................... 34

     23.4.  Permitted Transfers........................................... 34

     23.5.  Excess Rent................................................... 34

     23.6.  No Release of Tenant.......................................... 35

     23.7.  Payment of Landlord's Fees.................................... 35

     23.8.  No Consent to Further Assignment.............................. 35

     23.9.  Constraints Reasonable........................................ 36

24.  Tenant's Default..................................................... 36

25.  Landlord's Remedies.................................................. 38

     25.1.  Termination................................................... 38

     25.2.  Continuation of Lease......................................... 39

     25.3.  Re-entry...................................................... 40

     25.4.  Reletting..................................................... 40

     25.5.  Termination................................................... 41

     25.6.  Cumulative Remedies........................................... 41

     25.7.  No Surrender.................................................. 41

26.  Landlord's Right to Perform Tenant's Obligations..................... 41

     26.1.  Landlord's Right to Perform................................... 41

     26.2.  In Emergencies................................................ 42

     26.3.  Tenant's Obligation to Reimburse Landlord..................... 42

27.  Attorneys' Fees...................................................... 42

     27.1.  Prevailing Party Entitled to Fees............................. 42

     27.2.  Costs of Collection........................................... 42

28.  Taxes................................................................ 43

29.  Effect Of Conveyance................................................. 43

30.  Tenant's Estoppel Certificate........................................ 43

31.  Subordination........................................................ 44

32.  Environmental Covenants.............................................. 44

     32.1.  Disclosure Certificate........................................ 44

     32.2.  Tenant's Obligation to Update Disclosure Certificate.......... 45


                                       iv


     32.3.  Definition of Hazardous Materials............................. 45

     32.4.  Definition of Environmental Laws.............................. 45

     32.5.  Tenant's Use of Hazardous Materials........................... 46

     32.6.  Tenant's Remediation Obligations.............................. 46

     32.7.  Landlord's Inspections........................................ 46

     32.8.  Landlord's Right to Remediate................................. 47

     32.9.  Condition of Premises Upon Expiration or Termination.......... 47

     32.10. Tenant's Indemnification of Landlord.......................... 48

     32.11. Landlord's Indemnification of Tenant.......................... 48

     32.12. Limitation of Tenant's Liability.............................. 48

     32.13. Survival...................................................... 48

33.  Notices.............................................................. 48

34.  Waiver............................................................... 49

35.  Holding Over......................................................... 49

36.  Successors And Assigns............................................... 49

     36.1.  Binding on Successors, Etc.................................... 49

     36.2.  Landlord's Right to Sell...................................... 50

37.  Time................................................................. 50

38.  Brokers.............................................................. 50

39.  Limitation Of Liability.............................................. 50

40.  Financial Statements................................................. 51

41.  Rules And Regulations................................................ 51

42.  Mortgagee Protection................................................. 51

     42.1.  Modifications for Lender...................................... 51

     42.2.  Rights to Cure................................................ 51

43.  Entire Agreement..................................................... 52

44.  Interest............................................................. 52

45.  Interpretation....................................................... 52

46.  Representations And Warranties....................................... 52

     46.1. Of Tenant...................................................... 52

                                       v

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


     46.2.  Of Landlord.................................................. 53
47.  Security............................................................ 53
     47.1.  Landlord Not Obligated to Provide Security................... 53
     47.2.  Tenant's Obligation to Comply with Security Measures......... 54
48.  Jury Trial Waiver................................................... 54
49.  Option to Renew..................................................... 54
     49.1.  Commencement Dates........................................... 55
     49.2.  Renewal Option is Personal; Non-Transferable................. 55
     49.3.  Tenant's Notice of Exercise.................................. 55
     49.4.  Monthly Base Rent During Renewal Term........................ 55
            49.4.1.  Fair Market Rent Definition......................... 55
            49.4.2.  Determination of Fair Market Rent................... 56
            49.4.3.  Arbitrator Qualifications........................... 56
            49.4.4.  Fees and Costs of Arbitrators....................... 56
            49.4.5.  Arbitration Period Base Rent........................ 57
50.  Parking............................................................. 57
     50.1.  Grant of Parking License..................................... 57
     50.2.  No Assignment of Parking License............................. 57
     50.3.  Visitor Parking.............................................. 58
51.  Right of First Offer................................................ 58
     51.1.  Offer Notice................................................. 58
     51.2.  Election Notice.............................................. 58
     51.3.  Purchase and Sale Agreement.................................. 58
     51.4.  Failure to Exercise or Sign Agreement........................ 58
     51.5.  Net Operating Income......................................... 59
     51.6.  Landlord's Sale to Affiliate; Survival of Option............. 59
52.  Memorandum of Lease................................................. 60


        EXHIBIT

           A        Parcel Map

           B        Base Building Construction Agreement

          B-1       Preliminary Specifications for Base
                    Building Improvements

          B-2       Site Plan

           C        Premises Construction Agreement

          C-1       Description of "Warm Shell"
                    Improvements

          C-2       Example of Tenant Improvement Loan
                    Amortization

           D        Commencement and Expiration Date
                    Memorandum

           E        Additional Operational Guidelines

           F        Rules and Regulations

           G        Hazardous Materials Disclosure Certificate

           H        Tenant's Property

           I        Memorandum of Lease

           J        Tenant Improvement Loan Amortization
                    Memorandum

                                LEASE AGREEMENT

                            BASIC LEASE INFORMATION

                LEASE DATE:  February 17, 1999

                  LANDLORD:  HMS Gateway Office, L.P.
                             a Delaware limited partnership

        LANDLORD'S ADDRESS:  c/o Hines Interests Limited Partnership
                             101 California Street, Suite 1000
                             San Francisco, California 94111-5848
                             Attn: Tom Kruggel

                             ALL NOTICES SENT TO LANDLORD UNDER THIS
                             LEASE SHALL BE SENT TO THE ABOVE ADDRESS,
                             WITH COPIES TO:

                             Hines
                             651 Gateway Boulevard, Suite 1140
                             South San Francisco, California 94080
                             Attn: Lisa Burke

                    TENANT:  Advanced Medicine, Inc.,
                             a Delaware corporation
--------------------------------------------------------------------------------
   TENANT'S CONTACT PERSON:  Marty Glick

  TENANT'S ADDRESS PRIOR TO  280 Utah Avenue
     THE COMMENCEMENT DATE:  South San Francisco, CA 94080

     AFTER THE COMMENCEMENT  901 Gateway Boulevard
                      DATE:  South San Francisco, California 94080
--------------------------------------------------------------------------------
   PREMISES SQUARE FOOTAGE:  One hundred ten thousand (110,000) square feet, subject to final determination by Landlord's
                             Architect upon the commencement of the Term, such measurement to be made in accordance with BOMA standard definition of gross square footage.
--------------------------------------------------------------------------------
          PREMISES ADDRESS:  901 Gateway Boulevard
                             South San Francisco, California
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                     PROJECT:      Parcel 5 of Lot 9 of the Gateway, as shown on
                                   the Parcel Map dated February, 1999 and
                                   attached hereto as EXHIBIT A (as such lot and
                                   parcel now exist or may hereafter be modified
                                   through the filing of parcel maps, the
                                   consummation of lot line adjustments or other
                                   legal means), together with all improvements
                                   constructed thereon.
--------------------------------------------------------------------------------
 BUILDING (IF NOT THE SAME AS:     901 Gateway Boulevard
                 THE PROJECT):     South San Francisco, California

  TENANT'S PROPORTIONATE SHARE
                   OF PROJECT:     100%
--------------------------------------------------------------------------------
  TENANT'S PROPORTIONATE SHARE
                  OF BUILDING:     100%

               LENGTH OF TERM:     One hundred forty-four (144) months
--------------------------------------------------------------------------------
        ESTIMATED COMMENCEMENT
                         DATE:     April 1, 2000
--------------------------------------------------------------------------------
    ESTIMATED EXPIRATION DATE:     March 31, 2012
--------------------------------------------------------------------------------
            MONTHLY BASE RENT:     1.   Monthly Base Rent for the first Lease
                                        Year shall be $203,500.00;
                                   2.   Monthly Base Rent for the second Lease
                                        Year shall be $209,605.00;
                                   3.   Monthly Base Rent for the third Lease
                                        Year shall be $215,893.15;
                                   4.   Monthly Base Rent for the fourth Lease
                                        Year shall be $222,369.94;
                                   5.   Monthly Base Rent for the fifth Lease
                                        Year shall be $229,041.04;
                                   6.   Monthly Base Rent for the sixth Lease
                                        Year shall be $235,912.27;
                                   7.   Monthly Base Rent for the seventh Lease
                                        Year shall be $242,989.64;
                                   8.   Monthly Base Rent for the eighth Lease
                                        Year shall be $250,279.33;
                                   9.   Monthly Base Rent for the ninth Lease
                                        Year shall be $257,787.71;
                                   10.  Monthly Base Rent for the tenth Lease
                                        Year shall be $265,521.34;
                                   11.  Monthly Base Rent for the eleventh Lease
                                        Year shall be $273,486.98;
--------------------------------------------------------------------------------


                                          ix


                                   12.  Monthly Base Rent for the twelfth Lease
                                        Year shall be $281,691.59.

                                   The above monthly Base Rent calculations are subject to change after final determination of the Premises gross square footage by Landlord's Architect and any such adjustment shall be based on a monthly Base Rent for the first Lease Year of $1.85 per square foot multiplied by the Premises gross square footage, and a monthly Base Rent for each subsequent Lease Year of 103% of the preceding Lease Year's monthly Base Rent.

             LETTER OF CREDIT:     Two Million Seven Hundred Fifty Thousand
                                   Dollars ($2,750,000) subject to reduction in
                                   accordance with Paragraph 7(c) hereof.

                PERMITTED USE:     General office and research and development
                                   activities associated with
                                   biotechnology/pharmaceutical services.  All
                                   uses must be in accordance with all
                                   applicable Laws.
--------------------------------------------------------------------------------
    UNRESERVED PARKING SPACES:     Three Hundred Eight (308) non-exclusive and
                                   undesignated parking spaces.

                                   Except as otherwise provided in this Lease to
                                   the contrary, the foregoing parking
                                   calculation shall remain fixed and shall not
                                   be adjusted based upon the final
                                   determination of the Premises gross square
                                   footage by Landlord's Architect.
--------------------------------------------------------------------------------
                       BROKER:     BT Commercial Real Estate
--------------------------------------------------------------------------------
            TENANT IMPROVEMENT     Four Million Nine Hundred Fifty Thousand
                    ALLOWANCE:     Dollars ($4,950,000.00) (VIZ. $45.00 per
                                   square foot), subject to adjustment upon the
                                   final determination of the Premises square
                                   footage by Landlord's Architect.
--------------------------------------------------------------------------------
      TENANT IMPROVEMENT LOAN:     Up to Two Million Seven Hundred Fifty
                                   Thousand Dollars ($2,750,000.00) (VIZ. $25.00
                                   per square foot), subject to adjustment upon
                                   the final determination of the Premises gross
                                   square footage by Landlord's Architect.
                                   Subject to the right of Tenant to prepay the
                                   Tenant Improvement Loan in accordance with
                                   and to the extent provided in Section D of
                                   EXHIBIT C, the Tenant Improvement Loan shall
                                   be amortized over the initial Ten and repaid,
                                   together with interest at the per annum rate
                                   of 12%, in accordance with said Section D of
                                   EXHIBIT C.


                                 LEASE AGREEMENT

       THIS LEASE AGREEMENT is made and entered into by and between Landlord and Tenant on the Lease Date. The defined terms used in this Lease which are defined in the Basic Lease Information attached to this Lease Agreement ("BASIC LEASE INFORMATION") shall have the meaning and definition given them in the Basic Lease Information. The Basic Lease Information, the exhibits, the addendum or addenda described in the Basic Lease Information, and this Lease Agreement are and shall be construed as a single instrument and are referred to herein as the "Lease".

1.     DEMISE

       In consideration for the rents and all other charges and payments payable by Tenant, and for the agreements, terms and conditions to be performed by Tenant in this Lease, LANDLORD DOES HEREBY LEASE TO TENANT, AND TENANT DOES HEREBY HIRE AND TAKE FROM LANDLORD, the Premises described below (the "Premises"), upon the agreements, terms and conditions, of this Lease for the Term hereinafter stated.

2.     PREMISES

       2.1.   DEFINITION OF PREMISES, BUILDING, PROJECT PARKING AREAS, COMMON
              AREAS

              The "Premises" demised by this Lease consist of that certain three
(3) story building (the "BUILDING") shown on the Site Plan attached hereto as Exhibit BA-1, which Building is to be located in that certain real estate development (the "PROJECT") specified in the Basic Lease Information. Subject to the provisions of this Lease, Landlord shall have the right to revise the definition of "PROJECT" from time to time as Landlord develops and improves the Project and surrounding real property now or hereafter owned by Landlord or its Affiliates (as hereinafter defined), or sells to third parties portions of the Project or such adjacent properties. If at any time during the Term, Tenant is leasing, in accordance with the terms and conditions of this Lease, less than the entire Building, the "Premises" shall be deemed to include only that portion of the Building then leased by Tenant pursuant to this Lease. Tenant shall have the non exclusive right (in common with the other tenants, Landlord and any other person granted use by Landlord) to use the Common Areas (as hereinafter defined), except that, with respect to the Project's parking areas (the "PARKING AREAS"), Tenant shall have only the rights set forth in Paragraph 50 below. No easement for light or air is incorporated in the Premises. For purposes of this Lease, the term "COMMON AREAS" shall mean all areas and facilities outside the Premises and outside other buildings occupied or intended to be occupied by tenants and within the exterior boundary line of the Project that are from time to time provided and designated by Landlord for the non-exclusive use of Landlord, Tenant and other tenants of the Project and their respective employees, guests and invitees, including, without limitation, the Parking Areas.

       2.2.   CONSTRUCTION OF BASE BUILDING IMPROVEMENTS AND TENANT IMPROVEMENTS

              Landlord shall cause the construction of the Base Building Improvements in accordance with the terms and conditions of the Base Building Construction Agreement attached hereto as EXHIBIT B. The Base Building Improvements are generally described on EXHIBIT B-1 hereto. Additionally, Tenant shall cause the construction of certain tenant improvements in the interior of the Premises in accordance with the terms and conditions of the Premises Construction Agreement attached hereto as EXHIBIT C.

       2.3.   CHANGES TO COMMON AREA

              (a) Landlord has the right, in its sole and absolute discretion, from time to time, to: (i) make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces (provided, however, Landlord shall not have the right, except as otherwise provided herein, to reduce the total number of parking spaces below the number allocated to Tenant in the Basic Lease Information), Parking Areas, ingress, egress, direction of driveways, entrances, corridors and walkways; (ii) close temporarily any of the Common Areas for maintenance or construction purposes so long as reasonable access to the Premises remains available; (iii) add additional buildings and improvements to the Common Areas or remove existing buildings or improvements therefrom; (iv) use the Common Areas while engaged in making additional improvements, repairs or alterations to the Project or any portion thereof so long as reasonable access to the Premises and the loading area serving the Premises remains available; and
(v) do and perform any other acts or make any other changes in, to or with respect to the Common Areas and the Project as Landlord may, in its sole and absolute discretion, deem to be appropriate.

              (b) In the event Tenant fails to exercise the Expansion Option (as hereinafter defined), then notwithstanding anything to the contrary contained in this Lease, including without limitation, Paragraph 2.3(a) above, Landlord shall have the right in its sole discretion to improve, develop, alter or make changes to the real property shown on the Site Plan upon which the Expansion Building would otherwise have been situated.

              (c) Notwithstanding the terms of Paragraph 2.3(a) above, Tenant understands and acknowledges that Landlord will during the Term be developing the Project and other lands owned by Landlord for Tenant and other tenants or occupants and that from time to time, whether during periods of construction or otherwise, Landlord may be unable to provide the full number of parking spaces allocated to Tenant under this Lease in the Parking Areas. During such periods, Landlord shall have the right to provide parking to Tenant on properties reasonably proximate to the Project (the "ADJACENT PROPERTIES") or through the use of valets or parking attendants on the Parking Areas or the Adjacent Properties, provided only that Tenant shall at all times have parking for the number of automobiles contemplated under this Lease.

3.     TERM

       3.1.   COMMENCEMENT DATE

              The term of this Lease (the "TERM") shall commence on April 1, 2000 or such later date as may be established pursuant to Section D.4 of EXHIBIT B hereto (the "COMMENCEMENT DATE")

       3.2.   COMMENCEMENT AND EXPIRATION DATE MEMORANDUM; EXPIRATION DATE

              In the event the actual Commencement Date, as determined pursuant to the foregoing, is a date other than April 1, 2000, then Landlord and Tenant shall promptly execute a Commencement and Expiration Date Memorandum in the form attached hereto as EXHIBIT D, wherein the parties shall specify the Commencement Date, the Expiration Date and the date on which Tenant is to commence paying Rent. The Term of this Lease shall expire on March 31, 2012 (the "EXPIRATION DATE") if the Commencement Date occurs on or before April 1, 2000; provided, however, that if the actual Commencement Date occurs after April 1, 2000 in accordance with Section D.4 of EXHIBIT B hereto, then the Expiration Date shall be the day immediately preceding the twelfth (12th) anniversary of such actual Commencement Date.

              As used in this Lease, the term "LEASE YEAR" shall mean a period of twelve (12) full calendar months commencing on the Commencement Date of this Lease with respect to the first Building occupied by Tenant hereunder and each subsequent sequential twelve (12) full calendar month period thereafter.

4.     RENT

       4.1.   MONTHLY BASE RENT

              Commencing on the Commencement Date, Tenant shall pay to Landlord, in advance on the first day of each month, without further notice or demand and without offset or deduction, the monthly installments of rent specified in the Basic Lease Information (the "MONTHLY BASE RENT"). If the actual Commencement Date does not occur on the first (1st) day of a calendar month, or if the expiration or termination of the Term of this Lease is not the last day of a calendar month, a prorated installment of Rent based on a per diem calculation shall be paid for the fractional calendar month during which the Rent commences or the Term expires or terminates.

       4.2.   ADDITIONAL RENT

              This Lease is intended to be a triple-net Lease with respect to Landlord; and subject to Paragraph 13.2 below, the Base Rent owing hereunder is
(1) to be paid by Tenant absolutely net of all costs and expenses relating to Landlord's ownership and operation, of the Project and the Building, and (2) not to be reduced, offset or diminished, directly or indirectly, by any cost, charge or expense payable hereunder by Tenant or by others in connection with the Premises, the Building and/or the Project or any part thereof. The provisions of this Paragraph 4.2 for the payment of Tenant's Proportionate Share(s) of Expenses (as hereinafter defined) are intended to pass on to Tenant its share of all such costs and expenses. In addition to the Base Rent, Tenant shall pay to Landlord, in accordance with this Paragraph 4. Tenant's Proportionate Share(s) of all costs and expenses paid or incurred by Landlord in connection with the ownership, operation, maintenance, management and repair of the Premises, the Building and/or the Project or any part thereof (collectively, the "EXPENSES"), including, without limitation, all the following items (the "ADDITIONAL RENT"):

              1. TAXES AND ASSESSMENTS. ALL real estate taxes and assessments, which shall include any form of tax, assessment, fee, license fee, business license fee, levy, penalty (if a result of Tenant's delinquency), or tax (other than net income, estate, succession, inheritance, transfer or franchise taxes), imposed by any authority having the direct or indirect power to tax, or by any city, county, state or federal government or any improvement or other district or division thereof, whether such tax is (i) determined by the area of the Premises, the Building and/or the Project or any part thereof, or the Rent and other sums payable hereunder by Tenant or by other tenants, including, but not limited to, any gross income or excise tax levied by any of the foregoing authorities with respect to receipt of Rent and/or other sums due under this Lease; (ii) upon any legal or equitable interest of Landlord in the Premises, the Building and/or the Project or any part thereof; (iii) upon this transaction or any document to which Tenant is a party creating or transferring any interest in the Premises, the Building and/or the Project; (iv) levied or assessed in lieu of, in substitution for, or in addition to, existing or additional taxes against the Premises, the Building and/or the Project, whether or not now customary or within the contemplation of the parties; or (v) surcharged against the parking area. Tenant and Landlord acknowledge that Proposition 13 was adopted by the voters of the State of California in the June, 1978 election and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such purposes as fire protection, street, sidewalk, road, utility construction and maintenance, refuse removal and for other governmental services which may formerly have been provided without charge to property owners or occupants. It is the intention of the parties that all new and increased assessments, taxes, fees, levies and charges due to any cause whatsoever are to be included within the definition of real property taxes for purposes of this Lease. "TAXES AND ASSESSMENTS" shall also include legal and consultants' fees, costs and disbursements incurred in connection with proceedings to contest, determine or reduce taxes, Landlord specifically reserving the right, but not the obligation, to contest by appropriate legal proceedings the amount or validity of any taxes. In the event Landlord elects not to contest the real property taxes and assessments levied against the Building with respect to any calendar year during the Term, and if Tenant demonstrates to Landlord's reasonable satisfaction that such a contest would likely result in a reduction of such taxes and assessments, then Tenant shall have the right to retain a consultant to prosecute such contest, subject to Landlord's reasonable approval of the identity of such consultant. Such contest shall be conducted at Tenant's sole cost and expense, provided that if Tenant prevails in such contest, the reasonable fees and costs of Tenant's consultants shall, to the extent of any actual savings resulting from such contest, be equitably shared by Tenant and other tenant(s) who receive the benefit of such savings. Tenant shall have the right to deduct from its payments of Additional Rent the shares of such fees and costs to be charged to other tenants, as reasonably determined by Landlord, and Landlord shall cause such amounts to be billed or charged to the other benefited tenant(s).

              2. INSURANCE. All insurance premiums for the Building and/or the Project or, subject to clause (i) of the paragraph immediately following Paragraph 4.2(8) below, any part thereof, including premiums for "all risk" fire and extended coverage insurance, commercial general liability insurance, rent loss or abatement insurance, earthquake insurance, flood or surface water coverage, and other insurance as Landlord deems necessary in its sole discretion, and any deductibles paid under policies of any such insurance.

              3. UTILITIES. The cost of all Utilities (as hereinafter defined) serving the Premises, the Building and the Common Areas that are not separately metered to Tenant, any assessments or charges for Utilities or similar purposes included within any tax bill for the Building or the Common Areas, including without limitation, entitlement fees, allocation unit fees, and/or any similar fees or charges and any penalties (if a result of Tenant's delinquency) related thereto, and any amounts, taxes, charges, surcharges, assessments or impositions levied, assessed or imposed upon the Building or the Common Areas, or any part thereof, or upon Tenant's use and occupancy thereof, as a result of any rationing of Utility services or restriction on Utility use affecting the Building and/or the Common Areas, as contemplated in Paragraph 5 below (collectively, "UTILITY EXPENSES").

              4. COMMON AREA EXPENSES. All costs to operate, maintain, repair, replace, supervise, insure and administer the Common Areas, including supplies, materials, labor and equipment used in or related to the operation and maintenance of the Common Areas, including parking areas (including, without limitation, all costs of resurfacing and restriping parking areas), signs and directories on the Building and/or the Project, landscaping (including maintenance contracts and fees payable to landscaping consultants), amenities, sprinkler systems, sidewalks, walkways, driveways, curbs, lighting systems and security services, if any, provided by Landlord for the Common Areas, and any charges, assessments, costs or fees levied by any association or entity of which the Project or any part thereof is a member or to which the Project or any part thereof is subject.

              5. PARKING CHARGES. Any parking charges or other costs levied, assessed or imposed by, or at the direction of, or resulting from statutes or regulations, or interpretations thereof, promulgated by any governmental authority or insurer in connection with the use or occupancy of the Building or the Project.

              6. MAINTENANCE AND REPAIR COSTS. Except for costs which are the responsibility of Landlord pursuant to Paragraph 13.2 below, all costs to maintain, repair, and replace the Premises, the Building and/or the Common Areas or any part thereof, including without limitation, (i) all costs paid under maintenance, management and service agreements such as contracts for janitorial, security and refuse removal, (ii) all costs to maintain, repair and replace the roof coverings of the Building, (iii) all costs to maintain, repair and replace the heating, ventilating, air conditioning, plumbing, sewer, drainage, electrical, fire protection, life safety and security systems and other mechanical and electrical systems and equipment serving the Premises, the Building and/or the Common Areas or any part thereof (collectively, the "SYSTEMS"), all to the extent that Landlord or Landlord's Agents perform such tasks.

              7. LIFE SAFETY COSTS. ALL costs to install, maintain, repair and replace all life safety systems, including, without limitation, all fire alarm systems, serving the Premises, the Building and/or the Common Areas or any part thereof (including all maintenance contracts and fees payable to life safety consultants) whether such systems are or shall be required by Landlord's insurance carriers, Laws (as hereinafter defined) or otherwise, all to the extent that Landlord or Landlord's Agents perform such tasks.

              8. MANAGEMENT AND ADMINISTRATION. All costs for management and administration of the Premises, the Building and/or the Project or any part thereof, including, without limitation, a property management fee equal to two percent (2%) of the annual Rent derived from the Building, accounting, auditing, billing, postage, legal and accounting costs and fees for licenses and permits related to the ownership and operation of the Project (but specifically excluding any salaries and benefits of employees of Landlord or the property manager of the Building).

                     Notwithstanding anything in this Paragraph 4.2 to the contrary, (i) Tenant shall not be responsible for the payment of any Expenses which relate to or benefit solely another building within the Project occupied or intended to be occupied by tenants or for which Landlord receives full reimbursement from other tenants, and (ii) with respect to all sums payable by Tenant as Additional Rent under this Paragraph 4.2 for the replacement of any item or the construction of any new item in connection with the physical operation of the Premises, the Building or the Project (i.e., HVAC, roof membrane or coverings and parking area) which is a capital item the replacement of which would be capitalized under generally accepted accounting principles consistently applied, Tenant shall be required to pay only the prorata share of the cost of the item failing due within the Term (including any Renewal Term) based upon the amortization of the same over the useful life of such item, as reasonably determined by Landlord. Such share shall be paid by Tenant on a monthly basis throughout the Term (rather than in a lump sum when incurred by Landlord).

       4.3.   ADJUSTMENT TO ADDITIONAL RENT

              Notwithstanding any other provision herein to the contrary, if the Building is not fully occupied during any year of the Term, an adjustment shall be made in computing Additional Rent for such year so that Additional Rent shall be computed as though the Building had been fully occupied during such year; provided, however, that in no event shall Landlord collect in total, from Tenant and all other tenants of the Building, an amount greater than one hundred percent (100%) of the actual Expenses during any year of the Term.

       4.4.   PAYMENT OF ADDITIONAL RENT

              4.4.1. EXPENSE STATEMENT

                     Upon the Commencement Date, Landlord shall submit to Tenant an estimate of monthly Additional Rent for the period between the Commencement Date and the following December 31 and Tenant shall pay such estimated Additional Rent on a monthly basis, in advance, on the first day of each month. Tenant shall continue to make said monthly payments until notified by Landlord of a change therein. By April 1 of each calendar year, Landlord shall endeavor to provide to Tenant a statement (the "EXPENSE STATEMENT") showing the actual Additional Rent due to Landlord for the prior calendar year, to be prorated during the first year from the Commencement Date. If the total of the monthly payments of Additional Rent that Tenant has made for the prior calendar year is less than the actual Additional Rent chargeable to Tenant for such prior calendar year, then Tenant shall pay the difference in a lump sum within ten
(10) days after receipt of such statement from Landlord. Any overpayment by Tenant of Additional Rent for the prior calendar year shall be credited towards the Additional Rent next due.

              4.4.2. CALCULATION OF ADDITIONAL RENT

                     Landlord's then-current annual operating and capital budgets for the Building and the Project shall be used for purposes of calculating Tenant's monthly payment of estimated Additional Rent for the current year. Landlord shall make the final determination of Additional Rent for the year in which this Lease terminates as soon as possible after termination of such year. Even though the Term has expired and Tenant has vacated the Premises, Tenant shall remain liable for payment of any amount due to Landlord in excess of the estimated Additional Rent previously paid by Tenant, and, conversely, Landlord shall promptly return to Tenant any overpayment. Failure of Landlord to submit statements as called for herein shall not be deemed a waiver of Tenant's obligation to pay Additional Rent as herein provided.

              4.4.3. TENANT'S PROPORTIONATE SHARE(S)

                     With respect to Expenses which Landlord allocates to the Building, Tenant's "PROPORTIONATE SHARE" shall be the percentage set forth in the Basic Lease Information as Tenant's Proportionate Share of the Building, as adjusted by Landlord from time to time for a remeasurement of or changes in the physical size of the Premises or the Building. With respect to Expenses which Landlord allocates to the Project, Tenant's "PROPORTIONATE SHARE" shall be the percentage set forth in the Basic Lease Information as Tenant's Proportionate Share of the Project as adjusted by Landlord from time to time in connection with the construction of additional buildings within the Project or a remeasurement of or changes in the physical size of the Premises or the Project, whether such changes in size are due to an addition to or a sale or conveyance of a portion of the Project or otherwise. Notwithstanding the foregoing, Landlord may equitably adjust Tenant's Proportionate Share(s) for all or part of any item of expense or cost reimbursable by Tenant that relates to a repair, replacement, or service that benefits only the Premises or only a portion of the Building and/or the Project or that varies with the occupancy of the Building and/or the Project; provided, however, that Tenant's prorata allocation of any such Expense shall not be disproportionate to any other tenant's prorata allocation of such Expense.

              4.4.4. TENANT'S AUDIT RIGHTS

                     Provided Tenant is not in Default under the terms of this Lease, Tenant, at its sole cost and expense, shall have the right within sixty (60) days after the delivery of each Expense Statement to review and audit Landlord's books and records regarding such Expense Statement for the sole purpose of determining the accuracy of such Expense Statement. Such review or audit shall be performed by a nationally recognized accounting firm that calculates its fees with respect to hours actually worked and that does not discount its time or rate (as opposed to a calculation based upon percentage of recoveries or other incentive arrangement), shall take place during normal business hours in the office of Landlord or Landlord's property manager and shall be completed within three (3) business days after the commencement thereof. If Tenant does not so review or audit Landlord's books and records, Landlord's Expense Statement shall be final and binding upon Tenant. In the event that Tenant determines on the basis of its review of Landlord's books and records that the amount of Expenses paid by Tenant pursuant to this Paragraph 4 for the period covered by such Expense Statement is less than or greater than the actual amount properly payable by Tenant under the terms of this Lease, Tenant shall promptly pay any deficiency to Landlord or, if Landlord concurs with the results of Tenant's audit, Landlord shall promptly refund any excess payment to Tenant, as the case may be. Landlord shall pay for any reasonable audit expenses if such excess payment exceeds the aggregate Expenses in Landlord's Expense Statement by seven percent (7%).

       4.5.   GENERAL PAYMENT TERMS

              The Base Rent, Additional Rent and all other sums payable by Tenant to Landlord hereunder, including, without limitation, any Late Charges, as defined below, assessed pursuant to Paragraph 6 below, any interest assessed pursuant to Paragraph 44 below and any payments of principal and/or interest on the Tenant Improvement Loan, are referred to collectively as the "RENT." All Rent shall be paid without deduction, offset or abatement (except as specifically provided in this Lease) in lawful money of the United States of America. Checks are to be made payable to HMS Gateway Office, L.P. and shall be mailed: c/o Hines Interests Limited Partnership, 101 California Street, Suite 1000, San Francisco, California 94111-5848, Attn: Tom Kruggel, or to such other person or place as Landlord may, from time to time, designate to Tenant in writing. The Rent for any fractional part of a calendar month at the commencement or termination of the Lease term shall be a prorated amount of the Rent for a full calendar month based upon the number of days in the month of the commencement or termination of the Lease term, as applicable.

5.     UTILITY EXPENSES

       5.1.   TENANT'S OBLIGATION TO PAY

              Tenant shall pay the cost of all water, sewer use, sewer discharge fees, gas, heat, electricity, refuse pick-up, janitorial service (including, without limitation, exterior and interior window washing), telephone, cable T.V., telecommunications facilities and all materials and services or other utilities (collectively, "UTILITIES") billed or metered separately to the Premises and/or Tenant, together with all taxes, assessments, charges and penalties added to or included within such cost. Tenant acknowledges that the Premises, the Building and/or the Project may become subject to the rationing of Utility services or restrictions on Utility use as required by a public utility company, governmental agency or other similar entity having jurisdiction thereof. Tenant acknowledges and agrees that its tenancy and occupancy hereunder shall be subject to such rationing or restrictions as may be imposed upon Landlord, Tenant, the Premises, the Building and/or the Project, and Tenant shall in no event be excused or relieved from any covenant or obligation to be kept or performed by Tenant by reason of any such rationing or restrictions. Tenant agrees to comply with energy conservation programs implemented by Landlord by reason of rationing, restrictions or Laws.

       5.2.   LIMITATION OF LANDLORD'S LIABILITY FOR INTERRUPTION OF UTILITIES

              (a) Landlord shall not be liable for any loss, injury or damage to property caused by or resulting from any variation, interruption, or failure of Utilities due to any cause whatsoever, or from failure to make any repairs or perform any maintenance. No temporary interruption or failure of such services incident to the making of repairs, alterations, improvements, or due to accident, strike, or conditions or other events shall be deemed an eviction of Tenant or relieve Tenant from any of its obligations hereunder; provided, however, that Landlord shall give Tenant not less than forty-eight (48) hours' notice of any interruption of Utilities planned in advance by Landlord. Landlord shall also use reasonable efforts to notify Tenant of any planned interruption of Utilities by any Utility service provider, provided that Landlord obtains actual knowledge of such planned interruption. In no event shall Landlord be liable to Tenant for any damage to the Premises or for any loss, damage or injury to any property therein or thereon occasioned by bursting, rupture, leakage, failure or overflow of any plumbing or other pipes (including, without limitation, water, steam, and/or refrigerant lines), sprinklers, tanks, drains, drinking fountains or washstands, or other similar cause in, above, upon or about the Premises, the Building or the Project.

              (b) Notwithstanding the provisions of Paragraph 5.2(a) above, if any Utility Services to the Premises are interrupted or interfered with as the result of the negligence or willful misconduct of any contractors engaged by Landlord to perform services at the Project, then Landlord shall use commercially reasonable efforts to pursue any claims for compensation or reimbursement available to Landlord against such contractors to the extent of any losses suffered by Tenant and shall make any monies received available to Tenant after allowance for Landlord's costs of collection. In addition to the foregoing, if any policy of insurance maintained by Landlord with respect to the Premises provides coverage for losses incurred due to the failure of Utilities, then Landlord shall make a claim under such policy to the extent of any losses suffered by Tenant, and shall make the proceeds received, if any, available to Tenant after allowance for Landlord's costs of collection.

6.     LATE CHARGE

       Notwithstanding any other provision of this Lease, Tenant hereby acknowledges that late payment to Landlord of Rent, or other amounts due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. If any Rent or other sums due from Tenant are not received by Landlord or by Landlord's designated agent when due, and if Tenant does not cure such failure within five
(5) days after the due date (the "GRACE PERIOD"), then Tenant shall pay to Landlord a late charge equal to five percent (5%) of such overdue amount (the "LATE CHARGE"), plus any costs and reasonable attorneys' fees incurred by Landlord by reason of Tenant's failure to pay Rent and/or other charges when due hereunder; provided, however, that Tenant shall have the right to pay Rent during the Grace Period only five (5) times during the Term and, after Tenant has paid Rent during the Grace Period an aggregate of five (5) times, Tenant shall pay to Landlord a Late Charge on any Rent or other sums due hereunder that are not received by Landlord or Landlord's designated agent when due. Notwithstanding the foregoing, if Tenant establishes and maintains throughout the Term a direct payment or debit arrangement with a bank or financial institution pursuant to which the Rent due hereunder is automatically paid to Landlord by electronic transfer on the first day of each month, and if Tenant provides Landlord with evidence of such arrangement, then Landlord shall provide Tenant with notice of any late payment of Rent prior to the imposition of a Late Charge. Landlord and Tenant hereby agree that such Late Charge represent a fair and reasonable estimate of the cost that Landlord will incur by reason of Tenant's late payment and shall not be construed as a penalty. Landlord's acceptance of such Late Charge shall not constitute a waiver of Tenant's default with respect to such overdue amount or estop Landlord from exercising any of the other rights and remedies granted under this Lease.

           INITIALS: LANDLORD /s/ [Illegible]  TENANT /s/ [Illegible]
                              ---------------         ---------------

7.     LETTER OF CREDIT

       (a) DELIVERY OF LETTER OF CREDIT. Concurrently with the execution hereof, Tenant shall deliver to Landlord, at Tenant's sole cost and expense, the Letter of Credit described below in the amount of Two Million Seven Hundred Fifty Thousand Dollars ($2,750,000) as security for the full and faithful performance of Tenant's covenants and obligations under this Lease. Upon the date that is forty-five (45) days after the expiration of the Term or earlier termination of this Lease, the Letter of Credit (as reduced pursuant to this Paragraph 7) shall be returned to Tenant, reduced by any amounts that Landlord reasonably estimates to be required to remedy any Defaults on the part of Tenant hereunder.

              (b) LANDLORD'S RIGHT TO DRAW ON LETTER OF CREDIT; LETTER OF CREDIT PROCEEDS. Landlord may (but shall not be required to) draw upon the Letter of Credit from time to time, in a singular draw or by partial draws at Landlord's election, as permitted by the Letter of Credit, and use the proceeds therefrom (the "LETTER OF CREDIT PROCEEDS") or any portion thereof to (i) cure or remedy any Default of Tenant under this Lease, (ii) repair damage to the Premises caused by Tenant, (iii) clean the Premises upon termination of this Lease, (iv) reimburse Landlord for the payment of any amount which Landlord may spend or be required to spend by reason of Tenant's Default, or (v) compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's Default, including, without limitation, all costs incurred by Landlord in releasing the Premises and any tenant improvement costs and leasing commissions associated therewith; it being understood that any use of the Letter of Credit Proceeds shall not constitute a bar or defense to any of Landlord's remedies set forth in this Lease. In such event and upon written notice from Landlord to Tenant specifying the amount of the Letter of Credit Proceeds so utilized by Landlord, Tenant shall immediately deliver to Landlord an amendment to the Letter of Credit restoring the Letter of Credit to the full amount required under Paragraph 7(a) above, less any reductions theretofore permitted pursuant to Paragraph 7(c) below. Tenant's failure to deliver such amendment to Landlord within ten (10) business days of Landlord's notice shall constitute a Default hereunder.

              (c) REDUCTION OF AMOUNT OF LETTER OF CREDIT. As used herein, "Letter of Credit" shall mean an unconditional, stand-by irrevocable letter of credit (hereinafter referred to as the "LETTER OF CREDIT") issued by Mellon Bank or the San Francisco Bay Area office of another major national bank mutually satisfactory to Landlord and Tenant (collectively, the "PHASE I LC ISSUING BANK"), naming Landlord as beneficiary, in the amount specified above; provided, however, that the amount of the Letter of Credit shall be subject to reduction from time to time as provided below:

                     (1) If Tenant elects to and actually repays the unamortized principal balance of and all accrued interest on the Tenant Improvement Loan on the first, second or third anniversary of the Commencement Date in accordance with Section D of EXHIBIT C hereto, the then-current amount of the Letter of Credit shall be reduced by twenty-five percent (25%) (in addition to any other reduction to which Tenant is entitled under subparagraphs
(2) and (3) below);

                     (2) If Tenant achieves actual annual net sales revenues of Twenty Million Dollars ($20,000,000) or more during any calendar year during the Term, the then-current amount of the Letter of Credit shall be reduced by twenty-five percent (25%) (in addition to any other reduction to which Tenant is entitled under subparagraph (1) above and subparagraph (3) below); for purposes of this subparagraph (2), "net sales revenues" shall mean the gross revenues actually realized by Tenant from the operation of its core business (as opposed to non-recurring income or revenues not generated by Tenant's core business), less actual expenses incurred by Tenant during the applicable calendar year; and

                     (3) commencing on the fourth (4th) anniversary of the Commencement Date, the then-current amount of the Letter of Credit shall be reduced on the first day of each Lease Year in substantially equal annual amounts such that the balance of the Letter of Credit shall be zero on the Expiration Date.

The Letter of Credit shall be for no less than a one-year term and in any event shall be maintained in effect from the date hereof through the date that is forty-five (45) days after expiration of the Term or the earlier termination of this Lease.

              (d) FORM OF LETTER OF CREDIT. The Letter of Credit shall provide: (i) that Landlord may make partial and multiple draws thereunder, up to the face amount thereof, (ii) that Landlord may draw upon the Letter of Credit up to the full amount thereof, and the Phase I LC Issuing Bank will pay to Landlord the amount of such draw upon receipt by the Phase I LC Issuing Bank of a draft signed by Landlord (which draft may be presented by Landlord to the Phase I LC Issuing Bank in person, by overnight mail or by telefacsimile), accompanied by a written statement from Landlord that Tenant is in Default under the Lease or that Landlord is otherwise entitled to draw upon the Letter of Credit, and (iii) that, in the event of Landlord's assignment or other transfer of its interest in this Lease, the Letter of Credit shall be freely transferable by Landlord, without recourse, to the assignee or transferee of such interest and the Phase I LC Issuing Bank shall confirm the same to Landlord and such assignee or transferee.

              (e) FAILURE TO PROVIDE FOR ANNUAL RENEWAL OR REPLACEMENT OF LETTER OF CREDIT. In the event that the Phase I LC Issuing Bank shall fail to notify Landlord at least forty-five (45) days prior to expiration of the Letter of Credit that the Letter of Credit will be renewed for at least one
(1) year beyond the then applicable expiration date, and deliver to Landlord a replacement Letter of Credit or a modification to the existing Letter of Credit effectuating such renewal at least forty-five (45) days prior to expiration of the Letter of Credit, and Tenant shall not have otherwise delivered to Landlord, at least forty-five (45) days prior to the relevant annual expiration date, a replacement Letter of Credit in the amount required hereunder and otherwise meeting the requirements set forth above, then Landlord shall be entitled to draw on the Letter of Credit as provided above, and shall hold the proceeds of such draw in a segregated interest bearing cash collateral account in the name of Landlord and with a bank selected by Landlord, as security for the full and faithful performance of Tenant's obligations hereunder, until Tenant shall have provided a new Letter of Credit satisfying the requirements of this Paragraph 7, in which event Landlord shall promptly return the proceeds of such draw plus all accrued interest thereon, not otherwise used in accordance with the terms of the Lease, to Tenant.

8.     POSSESSION

       8.1.   TENANT'S RIGHT OF POSSESSION

       Subject to Paragraph 8.2, Tenant shall be entitled to possession of the Premises upon the substantial completion of the Base Building Improvements.

       8.2. DELAY IN PERFORMANCE OF COVENANTS RELATED TO BASE BUILDING IMPROVEMENTS

       Except as expressly provided in Paragraph 8.3 below, if for any reason whatsoever Landlord cannot perform any covenant contained in this Lease or in any exhibit hereto relating to the design and construction of the Base Building Improvements, this Lease shall not be void or voidable and shall not entitle Tenant to terminate this Lease, nor shall Landlord, or Landlord's agents, advisors, employees, partners, shareholders, directors, invitees or independent contractors (collectively, "LANDLORD'S AGENTS"), be liable to Tenant for any loss or damage resulting therefrom, nor shall such failure affect the obligations of Tenant under this Lease, including, without limitation, the obligation to pay Rent commencing on the Commencement Date.

       8.3.   TENANT'S RIGHT TO TERMINATE LEASE

              (a) Subject to Paragraph 8.3(b) below, if for any reason Landlord fails to complete the milestones set forth below (each, a "MILESTONE") on or before the outside date for performance specified below (each, a "MILESTONE DATE"), then Tenant shall have the right, as its sole and exclusive remedy for such failure, to terminate this Lease by written notice given to Landlord on or before the tenth (10th) day after the applicable Milestone Date. In the event Tenant has the right and fails to deliver a termination notice to Landlord in a timely manner as provided herein, then Tenant shall be deemed to have waived its right to terminate this Lease with respect to the applicable Milestone and this Lease shall continue in full force and effect. The Milestones and Milestone Dates are as follows:


                       MILESTONE                     MILESTONE DATE
              Certificate from Landlord's          December 15, 1999
              Architect that the
              foundation of the Building
              has been completed ("INITIAL
              MILESTONE").

              Concrete for the third (3rd)         March 1, 2000
              floor metal deck has been
              poured ("SECONDARY
              MILESTONE").

              (b) Notwithstanding anything to the contrary contained in Paragraph 8.3(a) above, if Landlord is delayed in completing any Milestone due to Tenant Delays or Force Majeure Events (as hereinafter defined), the Milestone Dates shall be extended for a period equal to the length of such delay. As used herein, "TENANT DELAYS" means any delays caused by Tenant or any employee, agent or representative of Tenant, including, without limitation, delays caused by (i) failure to furnish information in accordance with EXHIBIT B or EXHIBIT C of this Lease; (ii) Tenant's request for any special, long lead time materials or installations as part of the Tenant Improvements or the Tenant Requested Base Building Improvements (as defined in EXHIBIT B hereto); (iii) Tenant's changes in the Approved Plans (as defined in EXHIBIT C hereto); (iv) any changes initiated by reason of the disapproval of any plans or drawings or any cost proposals or authorizations resulting in the preparation of revised plans, drawings, cost proposals or authorizations; (v) field changes to construction work; (vi) the delivery, installation or completion of the Tenant Improvements work performed by Contractor (as defined in EXHIBIT C hereto); (vii) Tenant's request for any Tenant Requested Base Building Improvements; or (viii) any other act or omission of Tenant. As used herein, "FORCE MAJEURE EVENTS" means strikes, embargoes, governmental regulations, acts of God, war, civil commotion or other strife, and other events beyond the reasonable control of the party whose performance is affected thereby.

       8.4.   EARLY OCCUPANCY

       In the event that, prior to April 1, 2000, the Tenant Improvements have been substantially completed (as determined in accordance with this Paragraph 8.4), then Tenant shall have the right to occupy the Premises and to commence business operations therein (such period commencing on Tenant's actual occupancy of the Premises and expiring on March 31, 2000 being herein referred to as the "EARLY OCCUPANCY PERIOD"), provided that (A) Tenant shall pay Base Monthly Rent during the Early Occupancy Period equal to twenty-five percent (25%) of the Base Monthly Rent first payable hereunder from and after April 1, 2000, (B) Tenant shall not be required to commence paying monthly installments on the Tenant Improvement Loan until April 1, 2000, and (C) except as expressly provided to the contrary in the foregoing clauses (A) and (B), Tenant's occupancy of the Premises during the Early Occupancy Period shall be subject to all of the terms and conditions of this Lease, including, without limitation, the covenant to pay Additional Rent in accordance with the terms of Paragraph 4.2 above. For purposes of this Paragraph 8.4, the Premises shall be deemed to be "substantially completed" when the following conditions have been satisfied:

              (a) The Tenant Improvements have been approved by the appropriate governmental agency as being in accordance with its building code and the building permit issued for such improvements, as evidenced by the issuance of a certificate of occupancy or final building inspection approval, as applicable; and

              (b) Tenant's Architect and Contractor have both certified in writing that the Tenant Improvements have been substantially completed in accordance with the plans and specifications therefor, subject only to items of a "punch-list" nature which do not materially affect the use or functionality of the space.

9.     USE OF PREMISES

       9.1.   PERMITTED USE

              (a) The use of the Premises by Tenant and Tenant's agents, advisors, employees, partners, shareholders, directors, invitees and independent contractors (collectively, "TENANT'S AGENTS") shall be solely for the Permitted Use specified in the Basic Lease Information and for no other use. Tenant shall not permit any objectionable or unpleasant smoke, dust, gas, noise or vibration to emanate from or near the Premises, and shall use its best efforts to prevent any objectionable odor from emanating from or near the Premises. Tenant shall strictly comply with the measures set forth on EXHIBIT E hereto and any additional measures reasonably required by Landlord from time to time to eliminate the emanation of objectionable odors. Tenant shall promptly provide Landlord with copies of all permits issued to Tenant by the Bay Area Air
Quality Management District (the "AIR MANAGEMENT DISTRICT") and any other governmental agency responsible for or having jurisdiction over matters related to air quality, together with copies of all correspondence between Tenant and the Air Management District or such other agencies. Tenant acknowledges that The Gateway, the real estate development in which the Project is located, is a first-class office and R&D campus and that "objectionable odors" is a subjective standard. Accordingly, Tenant agrees that if odors in the area of the Building lead to complaints from other tenants and occupants of The Gateway, and if Landlord reasonably determines, based upon observation and/or a review of Tenant's records, that such odors emanated from the Premises, Tenant shall promptly use its best efforts to correct the situation at Tenant's sole cost and expense. Such measures to be taken by Tenant shall include, without limitation, the hiring of special consultants and the making of capital improvements to the Premises. Tenant shall make its laboratory records available to Landlord for review in connection with any complaints by tenants or occupants of the Gateway and as otherwise reasonably requested by Landlord. Any failure of Tenant to comply with its obligations under this Paragraph 9.1(a) shall constitute an immediate Default under this Lease.

              (b) The Premises shall not be used to create any nuisance or trespass, for any illegal purpose, for any purpose not permitted by Laws, for any purpose that would invalidate the insurance or increase the premiums for insurance on the Premises, the Building or the Project or for any purpose or in any manner that would unreasonably interfere with other tenants' use or occupancy of the Project. Tenant agrees to pay to Landlord, as Additional Rent, any increases in premiums on policies resulting from Tenant's Permitted Use or any other use or action by Tenant or Tenant's Agents which increases Landlord's premiums or requires additional coverage by Landlord to insure the Premises. Tenant agrees not to overload the floor(s) of the Building.

       9.2.   COMPLIANCE WITH GOVERNMENTAL REGULATIONS AND PRIVATE RESTRICTIONS

              (a) Subject to the terms and conditions of the Lease, Landlord covenants that the Base Building Improvements shall be constructed in compliance with all applicable building code requirements in effect and actively being enforced by the City of South San Francisco on the date the building permits are issued to the Contractor therefor and substantially in accordance with the Base Building Plans and Specifications (as defined in EXHIBIT B hereto). Any claims by Tenant under this Paragraph 9.2 shall be made in writing not later than one
(1) year after the Commencement Date of the Lease. In the event Tenant fails to deliver a written claim to Landlord on or before such date, then Landlord shall be conclusively deemed to have satisfied its obligations under this paragraph. The covenants contained in this paragraph are subject to Paragraph 39 below of the Lease and are made specifically and exclusively for the benefit of the original Tenant and any assignee or sublessee under a Permitted Transfer pursuant to Paragraph 23.4 below.

              (b) Tenant and Tenant's Agents shall, at Tenant's expense, faithfully observe and comply with (1) all municipal, state and federal laws, statutes, codes, rules, regulations, ordinances, requirements, and orders (collectively, "LAWS"), now in force or which may hereafter be in force pertaining to the Premises or Tenant's use of the Premises, the Building or the Project, including without limitation, any Laws requiring installation of fire sprinkler systems, seismic reinforcement and related alterations, whether substantial in cost or otherwise, provided, however, that except as provided in Paragraph 9.3 below, Tenant shall not be required to make or, except as provided in Paragraph 4 above, pay for, structural changes to the Premises or the Building not related to Tenant's specific use of the Premises unless the requirement for such changes is imposed as a result of any improvements or additions made or proposed to be made at Tenant's request; (2) all recorded covenants, conditions and restrictions affecting the Project ("PRIVATE RESTRICTIONS") now in force or which may hereafter be in force, Landlord hereby specifically reserving the right to hereafter adopt such Private Restrictions and to impose the same on the Project or any portion thereof; provided that such Private Restrictions adopted after the date hereof shall not unreasonably impair Tenant's use of the Premises for any Permitted Use; and (3) any and all rules and regulations set forth in EXHIBIT E and any other rules and regulations now or hereafter promulgated by Landlord (collectively, the "RULES AND REGULATIONS"). Without limiting the generality of the foregoing, Tenant hereby covenants and agrees for itself, its successors and assigns, and all persons claiming under or through it, that this Lease is made and accepted upon and subject to the condition that there shall be no discrimination against, or segregation of, any person or group of persons on account of race, color, creed, religion, sex, marital status, national origin or ancestry in the leasing, subleasing, transferring, use, occupancy, tenure or enjoyment of the Premises herein leased, nor shall Tenant, or any person claiming under or through it, establish or permit any such practice or practices of discrimination or segregation with reference to the selection, location, number, use or occupancy of tenants, lessees, subtenants, sublessees or vendees in the premises herein leased. The judgment of any court of competent jurisdiction, or the admission of Tenant in any action or proceeding against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any such Laws or Private Restrictions, shall be conclusive of that fact as between Landlord and Tenant.

       9.3.   COMPLIANCE WITH AMERICANS WITH DISABILITIES ACT

       Landlord and Tenant hereby agree and acknowledge that the Premises, the Building and/or the Project may be subject to, among other Laws, the requirements of the Americans with Disabilities Act, a federal law codified at 42 U.S.C. 12101 ET SEQ., including, but not limited to Title III thereof, and all regulations and guidelines related thereto, together with any and all laws, rules, regulations, ordinances, codes and statutes now or hereafter enacted by local or state agencies having jurisdiction thereof, including all requirements of Title 24 of the State of California, as the same may be in effect on the date of this Lease and may be hereafter modified, amended or supplemented (collectively, the "ADA"). Landlord shall cause the Base Building Improvements to be constructed in compliance with the ADA as currently administered by the City of South San Francisco. Any Tenant Improvements to be constructed hereunder or Alterations (as hereinafter defined) made during the Term shall be in compliance with the requirements of the ADA, and all costs incurred for purposes of compliance therewith shall be a part of and included in the costs of the Tenant Improvements or the Alterations, as applicable. Tenant shall be solely responsible for conducting its own independent investigation of this matter and for ensuring that the design of all Tenant Improvements strictly complies with all requirements of the ADA. Subject to reimbursement pursuant to Paragraph 4 above, if any barrier removal work or other work is required to the Building, the Common Areas or the Project under the ADA, then such work shall be the responsibility of Landlord; provided, if such work is required under the ADA as a result of Tenant's use of the Premises or any work or Alteration made to the Premises by or on behalf of Tenant, then such work shall be performed by Landlord at the sole cost and expense of Tenant; and, provided further, that if any such work is required under the ADA as a result of another tenant's specific use of its premises or improvements made by another tenant to its premises, then the cost of such work shall be solely chargeable to such tenant and Tenant shall have no responsibility therefor. Except as otherwise expressly provided in this provision, Tenant shall be responsible at its sole cost and expense for fully and faithfully complying with all applicable requirements of the ADA, including without limitation, not discriminating against any disabled persons in the operation of Tenant's business in or about the Premises, and offering or otherwise providing auxiliary aids and services as, and when, required by the ADA. Within ten (10) days after receipt, Tenant shall advise Landlord in writing, and provide Landlord with copies of (as applicable), any notices alleging violation of the ADA relating to any portion of the Premises, the Building or the Project; any claims made or threatened orally or in writing regarding noncompliance with the ADA and relating to any portion of the Premises, the Building or the Project; or any governmental or regulatory actions or investigations instituted or threatened regarding noncompliance with the ADA and relating to any portion of the Premises, the Building or the Project. Tenant shall and hereby agrees to protect, defend (with counsel acceptable to Landlord) and hold Landlord and Landlord's Agents harmless and indemnify Landlord and Landlord's Agents from and against all liabilities, damages, claims, losses, penalties, judgments, charges and expenses (including attorneys' fees, costs of court and expenses necessary in the prosecution or defense of any litigation including the enforcement of this provision) arising from or in any way related to, directly or indirectly, Tenant's or Tenant's Agents' violation or alleged violation of the ADA. Landlord shall and hereby agrees to protect, defend (with counsel acceptable to Tenant) and hold Tenant and Tenant's Agents harmless and indemnify Tenant and Tenant's Agents from and against all liabilities, damages, claims, losses, penalties, judgments, charges and expenses (including attorneys' fees, costs of court and expenses necessary in the prosecution or defense of any litigation including the enforcement of this provision) arising from or in any way related to, directly or indirectly, Landlord's failure to have the Base Building Improvements constructed in compliance with the ADA as currently administered by the City of South San Francisco.

10.    ACCEPTANCE OF PREMISES

       By taking possession of the Premises hereunder Tenant accepts the Premises as suitable for Tenant's intended use and as being in good and sanitary operating order, condition and repair, AS IS, and without representation or warranty by Landlord as to the condition, use or occupancy which may be made thereof, except for Landlord's express obligations described in EXHIBIT B and Landlord's covenant set forth in Section 9.2(a) above. Any exceptions to the foregoing must be by written agreement executed by Landlord and Tenant.

11.    SURRENDER

       11.1.  SURRENDER AT EXPIRATION OR TERMINATION

       Tenant agrees that on the last day of the Term, or on the sooner termination of this Lease, Tenant shall surrender the Premises to Landlord (i) in good condition and repair (damage by acts of God, fire, and normal wear and tear excepted), but with all interior walls painted or cleaned so they appear painted and, where appropriate, patched, any carpets cleaned, all floors cleaned and waxed, and all plumbing fixtures in good condition and working order and, where appropriate, capped, and (ii) otherwise in accordance with Paragraph 32.9. Normal wear and tear shall not include any damage or deterioration that would have been prevented by proper maintenance by Tenant, or Tenant otherwise performing all of its obligations under this Lease.

       11.2.  REMOVAL OBLIGATIONS AND ABANDONMENT OF TENANT'S PROPERTY

       On or before the expiration or sooner termination of this Lease, Tenant shall, in accordance with this Paragraph 11, and at Tenant's sole cost and expense, remove, and repair any damage caused by such removal, (A) all of Tenant's Property (as hereinafter defined) and Tenant's signage from the Premises, the Building and the Project, and (B) all Tenant Improvements and Alterations required to be removed pursuant to Paragraph 12 below and Section 5 of EXHIBIT B hereto. Any of Tenant's Property not so removed by Tenant as required herein shall be deemed abandoned and may be stored, removed, and disposed of by Landlord at Tenant's expense, and Tenant waives all claims against Landlord for any damages resulting from Landlord's retention and disposition of such property; provided, however, that Tenant shall remain liable to Landlord for all costs incurred in storing and disposing of such abandoned property of Tenant. All Tenant Improvements and Alterations except those which Tenant is required to remove pursuant to Paragraph 12 below hereto shall remain in the Premises as the property of Landlord.

       11.3.  INDEMNIFICATION

       If the Premises are not surrendered at the end of the Term or sooner termination of this Lease, and in accordance with the provisions of this Paragraph 11 and Paragraph 32.9 below, Tenant shall indemnify, defend and hold Landlord harmless from and against any and all loss or liability resulting from delay by Tenant in so surrendering the Premises including, without limitation, any loss or liability resulting from any claim against Landlord made by any succeeding tenant or prospective tenant founded on or resulting from such delay and losses to Landlord due to lost opportunities to lease any portion of the Premises to any such succeeding tenant or prospective tenant, together with, in each case, reasonable attorneys' fees and costs.

12.    ALTERATIONS AND ADDITIONS

       12.1.  LANDLORD'S CONSENT REQUIRED

       Tenant shall not make, or permit to be made, any alteration, addition or improvement (hereinafter referred to individually as an "ALTERATION" and collectively as the "ALTERATIONS") to the Premises or any part thereof without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed; provided, however, that Landlord shall have the right in its sole and absolute discretion to consent or to withhold its consent to any Alteration which affects the structural portions of the Premises, the Building or the Project or the Systems serving the Premises, the Building and/or the Project or any portion thereof.

       12.2. ALTERATIONS PERMITTED WITHOUT LANDLORD'S CONSENT; REMOVAL REQUIREMENTS

       Notwithstanding the foregoing, but subject to the conditions set forth below, Tenant may, without Landlord's consent, make Alterations within the Premises provided that (i) such Alterations do not affect the structural portions of the Premises, the Building or the Project or the Systems, and (ii) the cost, on an individual project basis, of any Alteration or related series of Alterations is less than $50,000, and all Alterations in the aggregate do not exceed $500,000 over the Term. The Alterations made by Tenant without the consent of Landlord in accordance with this Paragraph 12.2 shall be herein referred to as the "PERMITTED ALTERATIONS."

       12.3.  ALTERATIONS AT TENANT'S EXPENSE

       Any Alteration to the Premises shall be at Tenant's sole cost and expense, in compliance with all applicable Laws and all requirements requested by Landlord, including, without limitation, the requirements of any insurer providing coverage for the Premises or the Project or any part thereof, and in accordance with plans and specifications approved in writing by Landlord (except for Permitted Alterations). which approval shall not be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, with respect to Alterations that may be made without Landlord's prior consent as permitted above, Landlord agrees that Tenant shall not be required to submit plans and specifications for prior approval of the Landlord and that Landlord shall not require prior approval of the installing contractor; provided, however, if Tenant does not obtain the prior approval of plans and specifications for any Alteration, then subject to the terms of Paragraph 12.4(b) below, Landlord may, by notice to Tenant given not later than ninety (90) days prior to the Expiration Date (except in the event of a termination of this Lease prior to the scheduled Expiration Date, in which event no advance notice shall be required), require Tenant, at Tenant's expense, to remove, and repair any damage caused by removal of, any and all such Alterations. If Tenant does not obtain Landlord's prior consent as to the installing contractor, Tenant shall be responsible for maintaining harmonious labor relations with all contractors and service providers servicing the Premises, Building and/or Project. In addition, with respect to any Permitted Alterations made without Landlord's prior consent as permitted above, Tenant agrees to meet with Landlord, at Landlord's request, not more than once in every calendar year, to discuss any such Permitted Alterations that have been made to the Premises (each such meeting being herein referred to as an "ALTERATIONS MEETING"). Tenant shall provide to Landlord within forty five
(45) days after written request as-built plans and specifications for any Alterations (including, without limitation, any Permitted Alterations) made by Tenant to the Premises. Notwithstanding anything in this Lease to the contrary, any approval by Landlord of any drawings, plans or specifications prepared on behalf of Tenant shall not in any way bind Landlord, create any responsibility or liability on the part of Landlord for the completeness of the same, their design sufficiency or compliance with applicable statutes, ordinances or regulations or constitute a representation or warranty by Landlord as to the adequacy or sufficiency of such drawings, plans or specifications, or the improvements to which they relate, but such approval shall merely evidence the consent of Landlord to such drawings, plans or specifications.

       12.4.  REQUIREMENTS OF REQUEST FOR APPROVAL

              (a) Any Alterations requiring the prior consent of Landlord shall contain a request that Landlord specify in writing to Tenant those Alterations that Tenant will be required to remove in accordance with Paragraph
11.1 upon expiration or sooner termination of this Lease. Upon receipt of such request, Landlord shall make such determination and respond to Tenant within twenty (20) business days of such request. Landlord's failure to respond within such time shall be deemed to mean that Tenant shall not be required to remove such Alterations upon the expiration or sooner termination of this Lease.

              (b) In the event Tenant constructs or installs any Permitted Alterations without the consent of Landlord, then Tenant shall have the right at the next succeeding Alterations Meeting to request that Landlord specify in writing whether Tenant will be required to remove all or any portion of such Permitted Alterations upon expiration or sooner termination of this Lease. Upon receipt of such request, Landlord shall make such determination and respond to Tenant within twenty (20) business days of such request. Landlord's failure to respond within such time shall conclusively be deemed to be an irrevocable waiver of Landlord's right to demand their removal.

       12.5. PERMITS REQUIRED; INSURANCE REQUIRED

              12.5.1. PERMITS

                      Before Alterations may begin, valid building permits or other permits or licenses required must be furnished to Landlord, and, once the Alterations begin, Tenant will diligently and continuously pursue their completion. Landlord may monitor construction of the Alterations, either through its own employees or through a construction manager retained by Landlord.

              12.5.2. INSURANCE

                      Tenant shall maintain during the course of any construction (including, without limitation, during the construction of the Tenant Improvements and any Alterations), at its sole cost and expense, builders' risk insurance for the amount of the completed value of the Alterations and Tenant Improvements on an all-risk nonreporting form covering all improvements under construction, including building materials, and other insurance in amounts and against such risks as Landlord shall reasonably require in connection with the Alterations and Tenant Improvements, including without limitation naming Landlord and Landlord's lender as loss payee under any such policy. In addition to and without limitation on the generality of the foregoing, Tenant shall ensure that its contractor(s) procure and maintain in full force and effect during the course of construction a "broad form" commercial general liability and property damage policy of insurance naming Landlord, Tenant and Landlord's lenders as additional insureds. The minimum limit of coverage of the aforesaid policy shall be in the amount of not less than Three Million Dollars ($3,000,000.00) for injury or death of one person in any one accident or occurrence and in the amount of not less than Three Million Dollars ($3,000,000.00) for injury or death of more than one person in any one accident or occurrence, and shall contain a severability of interest clause or a cross liability endorsement. Such insurance shall further insure Landlord and Tenant against liability for property damage of at least One Million Dollars ($1,000,000.00).

       12.6. TITLE TO IMPROVEMENTS; REMOVAL RIGHTS; FINANCING

       Except as otherwise expressly stated herein or agreed to in writing between the parties, the Tenant Improvements actually paid for by Tenant, including, without limitation, any Tenant Improvements exclusively paid for with the proceeds of the Tenant Improvement Loan, and all Alterations, including, but not limited to, heating, lighting, electrical, air conditioning, fixed partitioning, drapery, wall covering and paneling, built-in cabinet work and carpeting installations made by Tenant, together with all property that has become an integral part of the Premises or the Building, shall upon installation become the property of Tenant; provided, however, that title to all such Tenant Improvements, Alterations and property shall automatically transfer to Landlord upon the expiration of the Term or the sooner termination of this Lease without the payment of any consideration or the execution of any transfer documents. Notwithstanding the foregoing, Tenant shall retain title to and ownership of Tenant's Property at all times.

       12.7. COMPUTER, UTILITY AND TELECOMMUNICATIONS EQUIPMENT

             No private telephone systems, utilities and/or other related computer, utility or telecommunications equipment or lines may be installed without Landlord's prior written consent, which consent shall not be unreasonably withheld. If Landlord gives such consent, all equipment must be installed within the Premises and, unless Landlord, at the time of installation, notifies Tenant in writing that removal will be required, left in the Premises and surrendered to Landlord upon the expiration or sooner termination of this Lease.

       12.8. NOTICE AND OPPORTUNITY TO POST NOTICE OF NONRESPONSIBILITY

             Tenant agrees not to proceed to make any Alterations, notwithstanding consent from Landlord to do so, without fifteen (15) days prior written notice to Landlord, in order that Landlord may post appropriate notices to avoid any liability to contractors or material suppliers for payment for Tenant's improvements. Tenant will at all times permit such notices to be posted and to remain posted until the completion of work.

13.    MAINTENANCE AND REPAIRS OF PREMISES

       13.1. MAINTENANCE BY TENANT

             Subject to the provisions of Paragraph 13.2, 21 and 22 below, throughout the Term, Tenant shall, at its sole expense, (1) keep and maintain in good order and condition the Building and the Premises and repair the Building and the Premises and every part thereof, including interior and exterior glass, windows, window frames and casements, interior and exterior doors and door frames and door closers; interior and exterior lighting (including, without limitation, light bulbs and ballasts), the roof covering; the Systems serving the Premises and the Building; interior and exterior signage, interior demising walls and partitions, equipment, interior painting and interior walls and floors, and the roll-up doors, ramps and dock equipment, including, without limitation, dock bumpers, dock plates, dock seals, dock levelers and dock lights located in or on the Premises (excepting only those portions of the Building or the Project to be maintained by Landlord, as provided in Paragraph 13.2 below),
(2) furnish all expendables, including light bulbs, paper goods and soaps, used in the Premises, and (3) keep and maintain in good order and condition and repair and replace all of Tenant's security systems in or about or serving the Premises. Tenant shall not do nor shall Tenant allow Tenant's Agents to do anything to cause any damage, deterioration or unsightliness to the Premises, the Building or the Project. Tenant shall perform its obligations under this Paragraph 13.1 in accordance with maintenance and repair standards adopted by Landlord from time to time for the Project. Tenant shall cause to be furnished to Landlord on not less than a quarterly basis maintenance reports on all Systems and the roof of the Building prepared by a qualified vendor or consultant, and Tenant shall promptly perform any maintenance tasks recommended by such reports or otherwise required by Landlord to cause the Premises and the Systems to comply with Landlord's maintenance and repair standards.

       13.2. MAINTENANCE BY LANDLORD

             Subject to the provisions of Paragraphs 13.1, 21 and 22, and further subject to Tenant's obligation under Paragraph 4 to reimburse Landlord, in the form of Additional Rent, for Tenant's Proportionate Share(s) of the Project and the Building, as applicable, of the cost and expense of the following items, Landlord agrees to repair and maintain the Common Areas in good order and condition, including, without limitation, the Parking Areas, pavement, landscaping, sprinkler systems, sidewalks, driveways, curbs, and lighting systems in the Common Areas. Subject to the provisions of Paragraphs 13.1, 21 and 22, Landlord, at its own cost and expense, agrees to repair and maintain the following items: the structural portions of the roof (specifically excluding the roof coverings), the foundation, the footings, the floor slab, and the load bearing walls and exterior walls of the Building (excluding any glass and any routine maintenance, including, without limitation, any painting, sealing, patching and waterproofing of such walls).

       13.3. LANDLORD'S RIGHT TO PERFORM TENANT'S OBLIGATIONS

             Notwithstanding anything in this Paragraph 13 to the contrary, Landlord shall have the right to either repair or to require Tenant to repair any damage to any portion of the Premises, the Building and/or the Project caused by or created due to any act, omission, negligence or willful misconduct of Tenant or Tenant's Agents and to restore the Premises, the Building and/or the Project, as applicable, to the condition existing prior to the occurrence of such damage; provided, however, that in the event Landlord elects to perform such repair and restoration work, Tenant shall reimburse Landlord upon demand for all costs and expenses incurred by Landlord in connection therewith. Landlord's obligation hereunder to repair and maintain is subject to the condition precedent that Landlord shall have received written notice of the need for such repairs and maintenance and a reasonable time to perform such repair and maintenance. Tenant shall promptly report in writing to Landlord any defective condition which Landlord is required to repair, and failure to so report such defects shall make Tenant responsible to Landlord for the costs and expenses of repairing any Preventable Damage occurring after the date Tenant obtains actual knowledge of such defective condition and any liability incurred by Landlord by reason of Tenant's failure to notify Landlord of such defective condition in a timely manner as provided herein. As used herein, "PREVENTABLE DAMAGE" means any damage or deterioration which could have been prevented had Landlord received timely notice of the defective condition. Nothing contained herein shall be deemed or construed to limit Tenant's obligations under Paragraph 16 below.

       13.4. TENANT'S  WAIVER OF RIGHTS

             Tenant hereby expressly waives all rights to make repairs at the expense of Landlord or to terminate this Lease, as provided for in California Civil Code Sections 1941 and 1942, and 1932(1), respectively, and any similar or successor statute or law in effect or any amendment thereof during the Term.

14.    LANDLORD'S INSURANCE

       At all times during the Term of this Lease, Landlord shall purchase and keep in force "all risk" property insurance covering the Base Building Improvements, the Tenant Improvements and all Alterations made to the Premises by Tenant in accordance with the terms of Paragraph 12 above, in accordance with Landlord's customary insurance program for comparable properties. Tenant shall provide Landlord with such information as may be requested by Landlord or its insurers concerning the value of the Tenant Improvements or any Alterations. Tenant acknowledges and agrees that Landlord shall have no obligation to maintain property insurance covering any alterations, additions or improvements made to the Premises other than Alterations made in strict accordance with Paragraph 12 (such other alterations, additions or improvements being herein referred to as "UNPERMITTED ALTERATIONS"), and Tenant hereby agrees to indemnify and hold harmless Landlord and Landlord's Agents from and against any and all Losses (as hereinafter defined) resulting from or arising out of the making of any such Unpermitted Alterations. Tenant shall, at its sole cost and expense, comply with any and all reasonable requirements pertaining to the Premises, the Building and the Project of any insurer necessary for the maintenance of reasonable property damage and commercial general liability insurance, covering the Building and the Project. Landlord, at Tenant's cost, may maintain "Loss of Rents" insurance, insuring that the Rent will be paid in a timely manner to Landlord for a period of at least twelve (12) months if the Building or any portion thereof are destroyed or rendered unusable or inaccessible by any cause insured against under this Lease.

15.    TENANT'S INSURANCE

       15.1. COMMERCIAL GENERAL LIABILITY

       At all times during the Term of this Lease, Tenant shall, at Tenant's expense, secure and keep in force a Commercial General Liability insurance policy covering the Premises, insuring Tenant, and naming Landlord and its lenders as additional insureds, against liability arising out of the ownership, use, occupancy or maintenance of the Premises. The minimum limit of coverage of such policy shall be in the amount of not less than Three Million Dollars ($3,000,000.00) for each occurrence combined single limit for bodily injury and property damage, shall include contractual liability coverage (which shall include coverage for Tenant's indemnification obligations in this Lease, provided that the amount of such coverage shall not be construed to limit Tenant's indemnification obligations hereunder), and shall contain severability of interests and cross liability coverage clauses and/or endorsements. Such insurance shall be endorsed to be primary and non-contributory to any insurance Landlord may carry. Landlord may from time to time require reasonable increases in any such limits if Landlord believes that additional coverage is necessary or desirable. The limit of any insurance shall not limit the liability of Tenant hereunder. No policy maintained by Tenant under this Paragraph 15.1 shall contain a deductible greater than Five Thousand Dollars ($5,000.00). Such policies of insurance shall be issued as primary policies and not contributing with or in excess of coverage that Landlord may carry.

       15.2. PROPERTY INSURANCE

       At all times during the Term of this Lease, Tenant shall, at Tenant's expense, maintain in full force and effect special form property insurance on all of its personal property, possessions, furniture, furnishings, trade or business fixtures, equipment and such other items listed on EXHIBIT H (collectively, "TENANT'S PROPERTY") located on the Premises. Such special form property insurance shall be on a full replacement cost basis and shall be written to cover all risks of direct loss or damage, including, but not be limited to, theft, water damage and sprinkler leakage. No such policy shall contain a deductible greater than Five Thousand Dollars ($5,000.00). During the Term of this Lease the proceeds from any such policy or policies of insurance shall be used for the repair or replacement of Tenant's Property. Landlord shall have no interest in the insurance upon Tenant's Property and will sign all documents reasonably necessary in connection with the settlement of any claim or loss by Tenant. Landlord will not carry insurance on Tenant's Property.

       15.3. WORKER'S COMPENSATION INSURANCE; EMPLOYER'S LIABILITY INSURANCE

       At all times during the Term of this Lease, Tenant shall, at Tenant's expense, maintain in full force and effect worker's compensation insurance with not less than the minimum limits required by Law, and employer's liability insurance with a minimum limit of coverage of One Million Dollars ($1,000,000) per accident.

       15.4. BUSINESS INTERRUPTION INSURANCE

       Tenant shall, at all times during the Term of this Lease, maintain in full force and effect loss of income and extra expense insurance in such amounts as will reimburse Tenant for direct or indirect loss of earnings or extra expenses attributable to or resulting from all perils commonly insured under a special form policy of property insurance.

       15.5. INSURANCE STANDARDS AND EVIDENCE OF COVERAGE

       All insurance required to be carried by Tenant hereunder shall be maintained with insurance companies authorized to do business in the State of California for the issuance of the applicable type of insurance coverage and rated A:XIII or better in

Best's Key Rating Guide. Notwithstanding the foregoing, Landlord hereby approves General Star Indemnity as the carrier of the insurance required under Paragraph
15.1 above, provided that General Star Indemnity shall at all times during the Term maintain a Best's Key Rating of not less than A++:VIII. Tenant shall deliver to Landlord certificates of insurance and true and complete copies of any and all endorsements required herein for all insurance required to be maintained by Tenant hereunder at the time of execution of this Lease by Tenant. Tenant shall, at least thirty (30) days prior to expiration of each policy, furnish Landlord and the other parties named as additional insureds with certificates of renewal or "binders" thereof. Each certificate shall expressly provide that such policies shall not be cancelable except after thirty (30) days prior written notice to Landlord and the other parties named as additional insureds as required in this Lease (except for cancellation for nonpayment of premium, in which event cancellation shall not take effect until at least ten
(10) days' notice has been given to Landlord and the parties named as additional insureds hereunder).

16.    INDEMNIFICATION

       16.1. OF LANDLORD

       Tenant shall indemnify and hold harmless Landlord and Landlord's advisors, employees. partners, shareholders and directors against and from any and all claims, liabilities, judgments, costs, demands, causes of action and expenses (including, without limitation, reasonable attorneys' fees) (collectively, "LOSSES") arising from (1) the use of the Premises, the Building or the Project by Tenant or Tenant's Agents, or from any activity done, permitted or suffered by Tenant or Tenant's Agents in or about the Premises, the Building or the Project, and (2) any act, neglect, fault, willful misconduct or omission of Tenant or Tenant's Agents, or from any breach or default in the terms of this Lease by Tenant or Tenant's Agents, and (3) any action or proceeding brought on account of any matter in items (1) or (2); provided, however, that in no event shall Tenant be required to indemnify Landlord against any claims, demands or losses resulting from any failure of Landlord to observe any of the terms and conditions of this Lease, including, without limitation, the covenant set forth in Paragraph 9.2(a) above, in each case to the extent such failure or breach has persisted for an unreasonable period of time after written notice of such failure or breach. If any action or proceeding is brought against Landlord by reason of any such claim, upon notice from Landlord, Tenant shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. As a material part of the consideration to Landlord, Tenant hereby releases Landlord and Landlord's Agents from responsibility for, waives its entire claim of recovery for and assumes all risk of (i) damage to property or injury to persons in or about the Premises, the Building or the Project from any cause whatsoever (except that which is caused by the gross negligence or willful misconduct of Landlord or Landlord's Agents or by the failure of Landlord to observe any of the terms and conditions of this Lease, if such failure has persisted for an unreasonable period of time after written notice of such failure), or (ii) loss resulting from business interruption or loss of income at the Premises. The obligations of Tenant under this paragraph 16.1 shall survive the expiration or earlier termination of this Lease.

       16.2. OF TENANT

       Landlord shall indemnify and hold harmless Tenant and Tenant's employees, partners, shareholders and directors against and from any and all Losses relating to the Project and arising from (1) the gross negligence or willful misconduct of Landlord or Landlord's Agents, (2) the failure of Landlord to observe any of the terms and conditions of this Lease, if such failure has persisted for an unreasonable period of time after written notice of such failure, and (3) any action or proceeding brought on account of any matter in items (1) or (2). If any action or proceeding is brought against Tenant by reason of any such claim, upon notice from Tenant, Landlord shall defend the same at Landlord's expense by counsel reasonably satisfactory to Landlord. The obligations of Landlord under this Paragraph 16.2 shall survive any termination of this Lease.

       16.3. NO IMPAIRMENT OF INSURANCE

       The foregoing indemnity shall not relieve any insurance carrier of its obligations under any policies required to be carried by either party pursuant to this Lease, to the extent that such policies cover the peril or occurrence that results in the claim that is subject to the foregoing indemnity.

17.    SUBROGATION

       Landlord and Tenant hereby mutually waive any claim against the other and its Agents for any loss or damage to any of their property located on or about the Premises, the Building or the Project that is caused by or results from perils covered by the property insurance required to be carried by the respective parties in accordance with Paragraphs 14 and 15 of this Lease, whether or not due to the negligence of the other party or its Agents. Because the foregoing waivers will preclude the assignment of any claim by way of subrogation to an insurance company or any other person, each party now agrees to immediately give to its insurer written notice of the terms of these mutual waivers and shall have their insurance policies endorsed to prevent the invalidation of the insurance coverage because of these waivers. Nothing in this Paragraph 17 shall relieve a party of liability to the other for failure to carry insurance required by this Lease.

18.    SIGNS

       Tenant shall not place or permit to be placed in, upon, or about the Premises, the Building or the Project any exterior lights, decorations, balloons, flags, pennants, banners, advertisements or notices, or erect or install any signs, windows or door lettering, placards, decorations, or advertising media of any type which can be viewed from the exterior of the Premises without obtaining Landlord's prior written consent or without complying with Landlord's signage program, as the same may be modified by Landlord from time to time, and with all applicable Laws, and will not conduct, or permit to be conducted, any sale by auction on the Premises or otherwise on the Project. Tenant shall remove any sign, advertisement or notice placed on the Premises, the Building or the Project by Tenant upon the expiration of the Term or sooner termination of this Lease, and Tenant shall repair any damage or injury to the Premises, the Building or the Project caused thereby, all at Tenant's expense. If any signs are not removed, or necessary repairs not made, Landlord shall have the right to remove the signs and repair any damage or injury to the Premises, the Building or the Project at Tenant's sole cost and expense.

19.    FREE FROM LIENS

       Tenant shall keep the Premises, the Building and the Project free from any liens arising out of any work performed, material furnished or obligations incurred by or for Tenant in accordance with the provisions of this Paragraph
19. In the event that Tenant shall not, within ten (10) days following the imposition of any such lien, cause the lien to be released of record by payment or posting of a proper bond, Landlord shall have in addition to all other remedies provided herein and by law the right but not the obligation to cause same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Landlord and all expenses incurred by it in connection therewith (including, without limitation, reasonable attorneys' fees) shall be payable to Landlord by Tenant upon demand. Landlord shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law or that Landlord shall deem proper for the protection of Landlord, the Premises, the Building and the Project, from mechanics' and materialmen's liens. Tenant agrees not to proceed to perform any repairs or construction on the Premises without fifteen (15) days prior written notice to Landlord in order that Landlord may post appropriate notices to avoid any liability to contractors or material suppliers for payment for Tenant's work.

20.    ENTRY BY LANDLORD

       Tenant shall permit Landlord and Landlord's Agents to enter into and upon the Premises at all reasonable times upon twenty-four (24) hours' notice (except in the case of an emergency, in which event no advance notice shall be required) for the purpose of inspecting the same or showing the Premises to prospective purchasers, lenders or tenants or to alter, improve, maintain and repair the Premises or the Building as required or permitted of Landlord under the terms hereof, or for any other reasonable business purpose, without any rebate of Rent and without any liability to Tenant for any loss of occupation or quiet enjoyment of the Premises thereby occasioned; and Tenant shall permit Landlord to post notices of non-responsibility and ordinary "for sale" or "for lease" signs. Notwithstanding the foregoing, Landlord shall only enter the Premises for the purpose of showing the same to prospective tenants during the last ten (10) months of the Term. No such entry shall be construed to be a forcible or unlawful entry into, or a detailer of, the Premises, or an eviction of Tenant from the premises. Tenant's representatives shall have the right to accompany landlord on any inspection of the Premises, provided that Tenant's representatives are available at the time of such inspections. Landlord may temporarily close entrances, doors, corridors, elevators or other facilities without liability to Tenant by reason of such closure in the case of an emergency and when Landlord otherwise reasonably deems such closure necessary.

21.    DESTRUCTION AND DAMAGE

       21.1. DAMAGE COVERED BY EXTENDED COVERAGE INSURANCE

       If the Premises are damaged by fire or other perils covered by extended coverage insurance, Landlord shall, at Landlord's option:

             21.1.1. MATERIAL DAMAGE; INSURED LOSS

                     In the event of material damage to the Premises (which shall mean damage or destruction of a nature such that all required permits cannot be reasonably obtained and/or the Premises can not be substantially repaired and restored to the condition existing immediately prior to such damage or destruction within three hundred sixty-five (365) days after the date Landlord obtains actual knowledge of such destruction (the "Casualty Discovery Date")), Landlord may elect either to commence promptly to repair and restore the Premises and prosecute the same diligently to completion, in which event this Lease shall remain in full force and effect; or not to repair or restore the Premises, in which event this Lease shall terminate. Landlord shall give Tenant written notice of its intention within sixty (60) days after the Casualty Discovery Date. If Landlord elects in writing not to restore the Premises, this Lease shall be deemed to have terminated as of the date of such destruction.

             21.1.2. MINOR DAMAGE; INSURED LOSS

                     In the event of minor damage to the Premises (which shall mean damage or destruction of a nature such that all required permits can be reasonably obtained and the Premises may be substantially repaired or restored to the condition existing immediately prior to such damage or destruction within three hundred sixty-five (365) days after the Casualty Discovery Date) for which Landlord will receive insurance proceeds sufficient to cover the cost to repair and restore such partial destruction, Landlord shall commence and proceed diligently with the work of repair and restoration, in which event this Lease shall continue in full force and effect. If the insurance proceeds (plus any amounts Tenant may elect or is obligated to contribute) are not sufficient to cover the cost of such repair and restoration, Landlord may elect either to so repair and restore, in which event this Lease shall continue in full force and effect, or not to repair or restore, in which event this Lease shall terminate. In either case, Landlord shall give written notice to Tenant of its intention within sixty (60) days after the Casualty Discovery Date. If Landlord elects, in writing, not to restore the Premises, this Lease shall be deemed to have terminated as of the date of such partial destruction.

             21.1.3. CALCULATION OF RESTORATION PERIOD.

       Following the occurrence of any casualty event, Landlord shall obtain from a licensed general contractor selected by Landlord (the "Restoration Contractor") an estimate of the time required to obtain all permits and to fully repair and restore the Premises. In the event the Restoration Contractor determines that the work of repair and restoration shall require more than three hundred sixty-five (365) days to complete, Tenant shall have the right to discuss such timing with the Restoration Contractor and, with the approval of Landlord, to discuss modifications to the scope of work in an effort to reduce the repair and restoration time to a period of less than three hundred sixty-five days; provided, however, that in the event of any disagreement between the parties as to the estimated length of the restoration period or the scope of work required, the determination of Landlord and the Restoration Contractor shall control.

       21.2. UNINSURED LOSS

             If the Premises are damaged by any peril not covered by Landlord's property insurance, and the cost to repair such damage exceeds any amount Tenant may agree to contribute, Landlord may elect either to commence promptly to repair and restore the Premises and prosecute the same diligently to completion, in which event this Lease shall remain in full force and effect; or not to repair or restore the Premises, in which event this Lease shall terminate. Landlord shall give Tenant written notice of its intention within sixty (60) days after the Casualty Discovery Date. If Landlord elects, in writing, not to restore the Premises, this Lease shall be deemed to have terminated as of the date on which Tenant surrenders possession of the Premises to Landlord.

       21.3. CASUALTY DURING LAST TWELVE MONTHS OF TERM

             If fifty percent (50%) or more of the Building is damaged or destroyed during the last twelve (12) months of the Term (unless Tenant has remaining extension options and has previously validly exercised such options or validly exercises such options within ten (10) days after the Casualty Discovery
Date), Landlord shall have the option to terminate this Lease, exercisable by notice to Tenant within sixty (60) days after the Casualty Discovery Date.

       21.4. TENANT'S RIGHT TO TERMINATE LEASE

             If the Premises is damaged or destroyed to the extent that the Premises cannot be substantially repaired or restored by Landlord within three hundred sixty-five (365) days after the Casualty Discovery Date, Tenant may terminate this Lease immediately upon notice thereof to Landlord, which notice shall be given, if at all, not later than fifteen (15) days after Landlord notifies Tenant of Landlord's estimate of the period of time required to repair such damage or destruction.

       21.5. RENT ABATEMENT

             In the event of repair and restoration as herein provided, the monthly installments of Base Rent and Additional Rent shall be abated proportionately to the extent Tenant's use of the Premises is impaired during the period of such repair or restoration, but only to the extent of rental abatement insurance proceeds actually received by Landlord. The number of parking spaces allocated to Tenant hereunder shall be reduced on a proportionate basis in the event any of the parking spaces in the Parking Areas are eliminated as a result of such damage or destruction affecting such Parking Areas. Except as expressly provided above with respect to abatement of Base Rent, Tenant shall have no claim against Landlord for, and hereby releases Landlord and Landlord's Agents from responsibility for and waives its entire claim of recovery for any cost, loss or expense suffered or incurred by Tenant as a result of any damage to or destruction of the Premises, the Building or the Project or the repair or restoration thereof, including, without limitation, any cost, loss or expense resulting from any loss of use of the whole or any part of the Premises, the Building or the Project and/or any inconvenience or annoyance occasioned by such damage, repair or restoration.

       21.6. RESTORATION OF BASE BUILDING IMPROVEMENTS AND TENANT IMPROVEMENTS

       If Landlord is obligated to or elects to repair or restore as herein provided, Landlord shall repair or restore only the Base Building Improvements constructed pursuant to the terms of this Lease, substantially to their condition existing immediately prior to the occurrence of the damage or destruction; and Tenant shall promptly repair and restore, at Tenant's expense, the Tenant Improvements and Tenant's Alterations. Landlord shall make available to Tenant to pay Restoration Costs (as hereinafter defined) any insurance proceeds actually collected by Landlord allocable to the Tenant Improvements and Alterations. Such proceeds shall be disbursed by Landlord in accordance with customary construction-lending practices and disbursement procedures (including, without limitation, the creation of a retention). As used herein, "RESTORATION COSTS" means costs actually incurred by Tenant in repairing and restoring the Tenant Improvements and any Alterations made by Tenant to the Premises.

       21.7. WAIVER

       Tenant hereby waives the provisions of California Civil Code Section 1932(2) and Section 1933(4) which permit termination of a lease upon destruction of the leased premises, and the provisions of any similar law now or hereinafter in effect, and the provisions of this Paragraph 21 shall govern exclusively in case of such destruction.

22.    CONDEMNATION

       (a) If twenty-five percent (25%) or more of the Building or fifty percent (50%) or more of the Designated Parking Areas (as hereinafter defined) is taken for any public or quasi-public purpose by any lawful governmental power or authority, by exercise of the right of appropriation, inverse condemnation, condemnation or eminent domain, or sold to prevent such taking (each such event being referred to as a "CONDEMNATION"), Landlord may, at its option, terminate this Lease as of the date title vests in the condemning party. If twenty-five percent (25%) or more of the Premises is taken and if the Premises remaining after such Condemnation and any repairs by Landlord would be untenantable for the conduct of Tenant's business operations, Tenant shall have the right to terminate this Lease as of the date title vests in the condemning party. If either party elects to terminate this Lease as provided herein, such election shall be made by written notice to the other party given within thirty (30) days after the nature and extent of such Condemnation have been finally determined. If neither Landlord nor Tenant elects to terminate this Lease to the extent permitted above, Landlord shall promptly proceed to restore the Premises, to the extent of any Condemnation award received by Landlord, to substantially the same condition as existed prior to such Condemnation, allowing for the reasonable effects of such Condemnation, and a proportionate abatement shall be made to the Base Rent and Additional Rent corresponding to the time during which, and to the portion of the floor area of the Premises (adjusted for any increase thereto resulting from any reconstruction) of which, Tenant is deprived on account of such Condemnation and restoration, as reasonably determined by Landlord. Except as expressly provided in the immediately preceding sentence with respect to abatement of Rent, Tenant shall have no claim against Landlord for, and hereby releases Landlord and Landlord's Agents from responsibility for and waives its entire claim of recovery for any cost, loss or expense suffered or incurred by Tenant as a result of any Condemnation or the repair or restoration of the Premises, the Building, the Project or the Parking Areas following such Condemnation, including, without limitation, any cost, loss or expense resulting from any loss of use of the whole or any part of the Premises, the Building, the Project or the parking areas, and/or any inconvenience or annoyance occasioned by such Condemnation, repair or restoration. The provisions of California Code of Civil Procedure Section 1265.130, which allows either party to petition the Superior Court to terminate the Lease in the event of a partial taking of the Premises, the Building or the Project or the parking areas for the Building or the Project, and any other applicable law now or hereafter enacted, are hereby waived by Tenant.

       (a) Landlord shall be entitled to any and all compensation, damages, income, rent, awards, or any interest therein whatsoever which may be paid or made in connection with any Condemnation, and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease or otherwise; provided, however, that Tenant shall be entitled to receive any award separately allocated by the condemning authority to Tenant for Tenant's relocation expenses or the value of Tenant's Property (specifically excluding fixtures, Alterations and other components of the Premises which under this Lease or by law are or at the expiration of the Term will become the property of Landlord), provided that such award does not reduce any award otherwise allocable or payable to Landlord.

23.       ASSIGNMENT AND SUBLETTING

       23.1. LANDLORD'S CONSENT REQUIRED EXCEPT FOR PERMITTED TRANSFERS

              Except as specifically provided for in Paragraph 23.3 below, Tenant shall not voluntarily or by operation of law, (1) mortgage, pledge, hypothecate or encumber this Lease or any interest herein, (2) assign or transfer this Lease or any interest herein, (3) sublease the Premises or any part thereof, or any right or privilege appurtenant thereto, or (4) allow any other person (the employees and invitees of Tenant excepted) to occupy or use the Premises, or any portion thereof, without first obtaining the written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed provided that Tenant is not then in Default under this Lease nor is any event then occurring which with the giving of notice or the passage of time, or both, would constitute a Default hereunder.

       23.2. REQUIREMENTS OF REQUEST FOR CONSENT.

       When Tenant requests Landlord's consent to such assignment or subletting, it shall notify Landlord in writing of the name and address of the proposed assignee or subtenant and the nature and character of the business of the proposed assignee or subtenant and shall provide current and prior financial statements for the proposed assignee or subtenant prepared in accordance with generally accepted accounting principles consistently applied ("GAAP"). Tenant shall also provide Landlord with a copy of the proposed sublease or assignment agreement, including all material terms and conditions thereof, and such additional information concerning the proposed assignee or subtenant as Landlord may request. Landlord shall have the option, to be exercised within fifteen (15) days of receipt of the foregoing in the case of a proposed assignment or subletting affecting not more than twenty five thousand (25,000) square feet of the Premises, and within thirty (30) days of receipt of the foregoing in the case of a proposed assignment or subletting affecting more than twenty five thousand (25,000) square feet ("LANDLORD'S REVIEW PERIOD"), to (1) consent to the proposed assignment or sublease, (2) refuse its consent to the proposed assignment or sublease, providing that such consent shall not be unreasonably withheld, conditioned or delayed so long as Tenant is not then in Default under this Lease or the Expansion Lease, if any, nor is any event then occurring which with the giving of notice or the passage of time, or both, would constitute a Default hereunder or under the Expansion Lease, or (3) sublease or take an assignment, as the case may be, from Tenant of the interest in this Lease and/or the Premises that Tenant proposes to assign or sublease, on the same terms and conditions as stated in the proposed sublet or assignment agreement. Notwithstanding the foregoing, in the event Tenant wishes to assign or sublet all of the Premises for all of the remainder of the Term (except in either event in connection with a Permitted Transfer), then in addition to the options specified in the aforesaid clauses (1), (2) and (3), Landlord shall have the additional right, to be exercised within the aforesaid thirty (30) day period, to terminate this Lease in its entirety. In the event Landlord elects to terminate this Lease or sublease or take an assignment from Tenant of the interest in this Lease and/or the Premises that Tenant proposes to assign or sublease as provided in the foregoing clauses of this Paragraph 23.2, then Landlord shall have the additional right to negotiate directly with Tenant's proposed assignee or subtenant and to enter into a direct lease or occupancy agreement with such party on such terms as shall be acceptable to Landlord in its sole and absolute discretion, and Tenant hereby waives any claims against Landlord related thereto, including, without limitation, any claims for any compensation or profit related to such lease or occupancy agreement.

       23.3 CRITERIA TO BE CONSIDERED IN CONNECTION WITH REQUEST FOR CONSENT

       Without otherwise limiting the criteria upon which Landlord may withhold its consent to a proposed assignment or sublease, Landlord shall be entitled to consider all reasonable criteria including, but not limited to, the following:
(1) whether or not the proposed subtenant or assignee is engaged in a business which, and the Premises will be used in a manner which, is in keeping with the then character and nature of all other tenancies in the Project, (2) whether the use to be made of the Premises by the proposed subtenant or assignee will conflict with any so-called "exclusive" use then in favor of any other tenant of the Building, the Project, or the Adjacent Properties, and whether such use would be prohibited by any other portion of this Lease, including, but not limited to, any rules and regulations then in effect, or under applicable Laws, and whether such use imposes an unreasonable load upon the Premises and the Building and Project services, (3) the business reputation of the proposed individuals who will be managing and operating the business operations of the assignee or subtenant, and the long-term financial and competitive business prospects of the proposed assignee or subtenant, and (4) the creditworthiness and financial stability of the proposed assignee or subtenant in light of the responsibilities involved. In any event, Landlord may withhold its consent to any assignment or sublease if the actual use proposed to be conducted in the Premises or portion thereof is not a Permitted Use provided for under Paragraph 9 above or a general office use.

23.4.  PERMITTED TRANSFERS

       Notwithstanding the foregoing, Tenant may, without Landlord's consent, but upon notice and delivery of evidence documenting such assignment or subletting, assign or sublet to an Affiliate (as defined below) of the original Tenant (such assignment or subletting being referred to as a "PERMITTED TRANSFER"). In addition, a sale or transfer of the capital stock of Tenant shall be deemed a Permitted Transfer if (1) such sale or transfer occurs in connection with any bona fide financing or capitalization for the benefit of Tenant or (2) occurring through a public trade. For purposes of this Lease, "AFFILIATE" shall mean, as to any Person, any person, firm or corporation (i) which shall be controlled by, under the control of, or under common control with such person,
(ii) which results from a merger of, reorganization of, or consolidation with, or (iii) which acquires substantially all of the stock or assets with respect to the business that is conducted in the Premises. "PERSON" means any natural person, corporation, firm, association, government, governmental agency or any other entity, whether acting in any individual, fiduciary or other capacity. For purposes hereof, "CONTROL" shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, firm or corporation, whether through the ownership of voting securities, by contract or otherwise.

       23.5. EXCESS RENT

       If Landlord approves an assignment or subletting as herein provided, Tenant shall pay to Landlord, as Additional Rent, fifty percent (50%) of the Transfer

Profits (as hereinafter defined), as evidenced by written records satisfactory to Landlord. As used herein, "Transfer Profits" means the difference, if any, between (1) the Base Rent plus Additional Rent allocable to that part of the Premises affected by such assignment or sublease pursuant to the provisions of this Lease, and (2) the rent and any additional rent payable by the assignee or sublessee to Tenant, less actual leasing commissions and reasonable attorneys' fees, if any, incurred by Tenant in connection with such assignment or sublease, and actual tenant improvement costs paid by Tenant up to an aggregate of five dollars ($5.00) per square foot of space subject to the assignment or sublease transaction. The assignment or sublease agreement, as the case may be, after approval by Landlord, shall not be amended without Landlord's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed, shall contain an express assumption by the assignee or subtenant of Tenant's obligations under this Lease and shall contain a provision directing the assignee or subtenant to pay the rent and other sums due thereunder directly to Landlord upon receiving written notice from Landlord that Tenant is in default under this Lease with respect to the payment of Rent. In the event that, notwithstanding the giving of such notice, Tenant collects any rent or other sums from the assignee or subtenant, then Tenant shall hold such sums in trust for the benefit of Landlord and shall immediately forward the same to Landlord. Landlord's collection of such rent and other sums shall not constitute an acceptance by Landlord of attornment by such assignee or subtenant. A consent to one assignment, subletting, occupation or use shall not be deemed to be a consent to any other or subsequent assignment, subletting, occupation or use, and consent to any assignment or subletting shall in no way relieve Tenant of any liability under this Lease. Any assignment or subletting without Landlord's consent shall be void, and shall, at the option of Landlord, constitute a Default under this Lease.

       23.6. NO RELEASE OF TENANT

       Notwithstanding any assignment or subletting, including, without limitation, a Permitted Transfer, Tenant shall at all times remain fully responsible and liable for the payment of the Rent and for compliance with all of Tenant's other obligations under this Lease (regardless of whether Landlord's approval has been obtained for any such assignment or subletting).

       23.7 PAYMENT OF LANDLORD'S FEES

       Tenant shall pay Landlord's reasonable fees (including, without limitation, the fees of Landlord's counsel, not to exceed $1,000.00 per transaction), incurred in connection with Landlord's review and processing of documents regarding any proposed assignment or sublease.

       23.8. NO CONSENT TO FURTHER ASSIGNMENT

       Notwithstanding anything in this Lease to the contrary, in the event Landlord consents to an assignment or subletting by Tenant in accordance with the terms of this Paragraph 23 (specifically excluding any Permitted Transfer), Tenant's assignee or subtenant shall have no right to further assign this Lease or any interest therein or thereunder or to further sublease all or any portion of the Premises.

       23.9. CONSTRAINTS REASONABLE

       Tenant acknowledges and agrees that the restrictions, conditions and limitations imposed by this Paragraph 23 on Tenant's ability to assign or transfer this Lease or any interest herein, to sublet the Premises or any part thereof, to transfer or assign any right or privilege appurtenant to the Premises, or to allow any other person to occupy or use the Premises or any portion thereof, are, for the purposes of California Civil Code Section 1951.4, as amended from time to time, and for all other purposes, reasonable at the time that the Lease was entered into, and shall be deemed to be reasonable at the time that Tenant seeks to assign or transfer this Lease or any interest herein, to sublet the Premises or any part thereof, to transfer or assign any right or privilege appurtenant to the Premises, or to allow any other person to occupy or use the Premises or any portion thereof.

       24. TENANT'S DEFAULT

       The occurrence of any one of the following events shall constitute an event of default on the part of Tenant ("DEFAULT"):

       (a) The vacation of the Premises for a consecutive period of sixty (60) days or more, without (i) the intention of retaking possession or occupancy, and
(ii) providing for the security of the Building, or the abandonment of the Premises by Tenant or any other vacation which would cause any insurance policy to be invalidated or otherwise lapse;

       (b) Failure to pay any installment of Rent or any other monies due and payable hereunder within five (5) days after the date the same are due;

       (c) A general assignment by Tenant for the benefit of creditors;

       (d) The filing of a voluntary petition in bankruptcy by Tenant, the filing by Tenant of a voluntary petition for an arrangement, the filing by or against Tenant of a petition, voluntary or involuntary, for reorganization, or the filing of an involuntary petition by the creditors of Tenant, said involuntary petition remaining undischarged for a period of sixty (60) days;

       (e) Receivership, attachment, or other judicial seizure of substantially all of Tenant's assets on the Premises, such attachment or other seizure remaining undismissed or undischarged for a period of sixty (60) days after the levy thereof;

       (f) Death or disability of Tenant, if Tenant is a natural person., or the failure by Tenant to maintain its legal existence, if Tenant is a corporation, partnership, limited liability company, trust or other legal entity;

       (g) Failure of Tenant to execute and deliver to Landlord any estoppel certificate, subordination agreement, or lease amendment in the time periods and manner required by Paragraphs 30 or 31 or 42;

       (h) An assignment or sublease, or attempted assignment or sublease, of this Lease or the Premises by Tenant contrary to the provisions of Paragraph 23, unless such assignment or sublease is expressly conditioned upon Tenant having received Landlord's consent thereto;

       (i) Failure of Tenant to deposit the Letter of Credit with Landlord when required under Paragraph 7, and/or failure of Tenant to restore the Letter of Credit to the amount and within the time period provided in Paragraph 7;

       (j) Failure in the performance of any of Tenant's covenants, agreements or obligations hereunder (except those failures specified as events of Default in any other subparagraphs of this Paragraph 24, which shall be governed by such other subparagraphs), which failure continues for thirty (30) days after written notice thereof from Landlord to Tenant, provided that, if Tenant has exercised reasonable diligence to cure such failure and such failure cannot be cured within such thirty (30) day period despite reasonable diligence, Tenant shall not be in default under this subparagraph so long as Tenant thereafter diligently and continuously prosecutes the cure to completion;

       (k) Chronic delinquency by Tenant in the payment of Rent, or any other periodic payments required to be paid by Tenant under this Lease. "CHRONIC DELINQUENCY" shall mean failure by Tenant to pay Rent, or any other periodic payments required to be paid by Tenant under this Lease, when due (i) for any three (3) months (consecutive or nonconsecutive) during any period of twelve
(12) months or (ii) for any twelve (12) months (consecutive or nonconsecutive) during the Term. In the event of a Chronic Delinquency, in addition to Landlord's other remedies for Default provided in this Lease, at Landlord's option, Landlord shall have the right to require that Rent be paid by Tenant quarterly, in advance;

       (l) Chronic overuse by Tenant or Tenant's Agents of the number of undesignated parking spaces set forth in the Basic Lease Information. "CHRONIC OVERUSE" shall mean use by Tenant or Tenant's Agents of a number of parking spaces greater than the number of parking spaces set forth in the Basic Lease Information more than three (3) times during any twelve (12) month period;

       (m) Any insurance required to be maintained by Tenant pursuant to this Lease shall be canceled or terminated or shall expire or be reduced or materially changed, except as permitted in this Lease, and shall not have been replaced with substitute insurance satisfying the requirements of this Lease within five (5) business days of Tenant's receipt of notice of such termination, reduction or change;

(n) Any failure by Tenant to discharge any lien or encumbrance placed on the Project or any part thereof in violation of this Lease within ten (10) days after the date such lien or encumbrance is filed or recorded against the Project or any part thereof; and

       (o) The occurrence of a Default under an Expansion Lease, if any.

       Tenant agrees that any notice given by Landlord pursuant to Paragraph 24(j) above shall satisfy the requirements for notice under California Code of Civil Procedure Section 1161. and Landlord shall not be required to give any additional notice in order to be entitled to commence an unlawful detainer proceeding.

25.    LANDLORD'S REMEDIES

       25.1. TERMINATION

       In the event of any Default by Tenant, then in addition to any other remedies available to Landlord at law or in equity and under this Lease, Landlord shall have the immediate option to terminate this Lease and all rights of Tenant hereunder by giving written notice of such intention to terminate. In the event that Landlord shall elect to so terminate this Lease then Landlord may recover from Tenant:

              (1) the worth at the time of award of any unpaid Rent and any other sums due and payable which have been earned at the time of such termination; plus

              (2) the worth at the time of award of the amount by which the unpaid Rent and any other sums due and payable which would have been earned after termination until the time of award exceeds the amount of such rental loss Tenant proves could have been reasonably avoided; plus

              (3) the worth at the time of award of the amount by which the unpaid Rent and any other sums due and payable for the balance of the term of this Lease after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus

              (4) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course would be likely to result therefrom, including, without limitation, (A) any costs or expenses incurred by Landlord (1) in retaking possession of the Premises; (2) in maintaining, repairing, preserving, restoring, replacing, cleaning, altering, remodeling or rehabilitating the Premises or any affected portions of the Building or the Project, including such actions undertaken in connection with the reletting or attempted reletting of the Premises to a new tenant or tenants, (3) for leasing commissions, advertising costs and other expenses of reletting the Premises; or
(4) in carrying the Premises, including taxes, insurance premiums, utilities and security precautions; (B) any unearned brokerage commissions paid in connection with this Lease; (C) reimbursement of any previously waived or abated Base Rent or Additional

Rent or any free rent or reduced rental rate granted hereunder; and (D) any concession made or paid by Landlord to the benefit of Tenant in consideration of this Lease including, but not limited to, any moving allowances, contributions, payments or loans by Landlord for tenant improvements or build-out allowances (including without limitation, any unamortized portion of the Tenant Improvement Allowance (such Tenant Improvement Allowance to be amortized over the Term in the manner reasonably determined by Landlord), if any, and any outstanding balance (principal and accrued interest) of the Tenant Improvement Loan, if any), or assumptions by Landlord of any of Tenant's previous lease obligations; plus

              (5) such reasonable attorneys' fees incurred by Landlord as a result of a Default, and costs in the event suit is filed by Landlord to enforce such remedy; and plus

              (6) at Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

       Notwithstanding the provisions of Paragraph 25.1(4) above, in the event of a Default by Tenant occurring on or after the commencement of the seventh
(7th) Lease Year. Landlord shall be entitled to recover from Tenant the expenses described in clauses (B), (C) and (D) of said Paragraph 25.1(4) only to the extent that Landlord does not (i) recover from Tenant the unpaid Rent described in Paragraphs 25.1(1) through 25.1(3) or (ii) enter into a lease agreement covering the Premises with a replacement tenant with a scheduled expiration date not earlier than the Expiration Date of this Lease, and pursuant to which the Replacement Tenant agrees to pay Rent for the Premises equal to or greater than the Rent (including, without limitation, installments of principal and interest on the Tenant Improvement Loan) otherwise due hereunder during such period.

       As used in subparagraphs (1) and (2) above, the "WORTH AT THE TIME OF AWARD" is computed by allowing interest at an annual rate equal to twelve percent (12%) per annum or the maximum rate permitted by law, whichever is less. As used in subparagraph (3) above, the "WORTH AT THE TIME OF AWARD" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award, plus one percent (1%). Tenant waives redemption or relief from forfeiture under California Code of Civil Procedure Sections 1174 and 1179, or under any other pertinent present or future Law, in the event Tenant is evicted or Landlord takes possession of the Premises by reason of any Default of Tenant hereunder.

       25.2. CONTINUATION OF LEASE

       In the event of any Default by Tenant, then in addition to any other remedies available to Landlord at law or in equity and under this Lease, Landlord shall have the remedy described in California Civil Code Section 1951.4 (Landlord may continue this Lease in effect after Tenant's Default and abandonment and recover Rent as it becomes due, provided Tenant has the right to sublet or assign, subject only to reasonable limitations). In addition, Landlord shall not be liable in any way whatsoever for its failure or refusal to relet the Premises; provided, however, that the foregoing provision shall not be deemed to relieve Landlord of any duty under applicable law to mitigate Tenant's damages in the event Landlord elects to seek damages for Tenant's breach or default. For purposes of this Paragraph 25.2, the following acts by Landlord will not constitute the termination of Tenant's right to possession of the Premises:

              (1) Acts of maintenance or preservation or efforts to relet the Premises, including, but not limited to, alterations, remodeling, redecorating, repairs, replacements and/or painting as Landlord shall consider advisable for the purpose of reletting the Premises or any part thereof; or

              (2) The appointment of a receiver upon the initiative of Landlord to protect Landlord's interest under this Lease or in the Premises.

       25.3. RE-ENTRY

       In the event of any Default by Tenant, Landlord shall also have the right, with or without terminating this Lease, in compliance with applicable law, to re-enter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant.

       25.4. RELETTING

       In the event of the abandonment of the Premises by Tenant or in the event that Landlord shall elect to re-enter as provided in Paragraph 25.3 or shall take possession of the Premises pursuant to legal proceeding or pursuant to any notice provided by law, then if Landlord does not elect to terminate this Lease as provided in Paragraph 25.1, Landlord may from time to time, without terminating this Lease, relet the Premises or any part thereof for such term or terms and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable with the right to make alterations and repairs to the Premises in Landlord's sole discretion. In the event that Landlord shall elect to so relet, then rentals received by Landlord from such reletting shall be applied in the following order: (1) to reasonable attorneys' fees incurred by Landlord as a result of a Default and costs in the event suit is filed by Landlord to enforce such remedies; (2) to the payment of any indebtedness, other than Rent due hereunder from Tenant to Landlord; (3) to the payment of any costs of such reletting; (4) to the payment of the costs of any alterations and repairs to the Premises; (5) to the payment of Rent due and unpaid hereunder; and (6) the residue, if any, shall be held by Landlord and applied in payment of future Rent and other sums payable by Tenant hereunder as the same may become due and payable hereunder. Should that portion of such rentals received from such reletting during any month, which is applied to the payment of Rent hereunder, be less than the Rent payable during the month by Tenant hereunder, then Tenant shall pay such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. Tenant shall also pay to Landlord, as soon as ascertained, any costs and expenses incurred by Landlord in such reletting or in making such alterations and repairs not covered by the rentals received from such reletting.

       25.5.  TERMINATION

              No re-entry or taking of possession of the Premises by Landlord pursuant to this Paragraph 25 shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant or unless the termination thereof is decreed by a court of competent jurisdiction. Notwithstanding any reletting without termination by Landlord because of any Default by Tenant, Landlord may at any time after such reletting elect to terminate this Lease for any such Default.

       25.6.  CUMULATIVE REMEDIES

              The remedies herein provided are not exclusive and Landlord shall have any and all other remedies provided herein or by law or in equity.

       25.7.  NO SURRENDER

              No act or conduct of Landlord, whether consisting of the acceptance of the keys to the Premises, or otherwise, shall be deemed to be or constitute an acceptance of the surrender of the Premises by Tenant prior to the expiration of the Term, and such acceptance by Landlord of surrender by Tenant shall only flow from and must be evidenced by a written acknowledgment of acceptance of surrender signed by Landlord. The surrender of this Lease by Tenant, voluntarily or otherwise, shall not work a merger unless Landlord elects in writing that such merger take place, but shall operate as an assignment to Landlord of any and all existing subleases, or Landlord may, at its option, elect in writing to treat such surrender as a merger terminating Tenant's estate under this Lease, and thereupon Landlord may terminate any or all such subleases by notifying the sublessee of its election so to do within five (5) days after such surrender.

26.    LANDLORD'S RIGHT TO PERFORM TENANT'S OBLIGATIONS

       26.1.  LANDLORD'S RIGHT TO PERFORM

              Without limiting the rights and remedies of Landlord contained in Paragraph 25 above, if Tenant shall be in Default in the performance of any of the terms, provisions, covenants or conditions to be performed or complied with by Tenant pursuant to this Lease, then Landlord may at Landlord's option, without any obligation to do so, and without further notice to Tenant perform any such term, provision, covenant, or condition, or make any such payment and Landlord by reason of so doing shall not be liable or responsible for any loss or damage thereby sustained by Tenant or anyone holding under or through Tenant or any of Tenant's Agents, unless caused by Landlord's gross negligence or willful misconduct.

       26.2.  IN EMERGENCIES

              Without limiting the rights of Landlord under Paragraph 25 above, Landlord shall have the right at Landlord's option, without any obligation to do so, to perform any of Tenant's covenants or obligations under this Lease without notice to Tenant in the case of an emergency, as determined by Landlord in its good faith and absolute judgment, or if Landlord otherwise determines in its reasonable discretion that such performance is necessary or desirable for the preservation of the rights and interests or safety of other tenants of the Building or the Project.

       26.3.  TENANT'S OBLIGATION TO REIMBURSE LANDLORD

              If Landlord performs any of Tenant's obligations hereunder in accordance with this Paragraph 26, the full amount of the cost and expense incurred or the payment so made or the amount of the loss so sustained shall immediately be owing by Tenant to Landlord, and Tenant shall promptly pay to Landlord upon demand, as Additional Rent, the full amount thereof with interest thereon from the date of payment by Landlord at the lower of (1) twelve percent (12%) per annum, or (2) the highest rate permitted by applicable law.

27.    ATTORNEYS' FEES

       27.1.  PREVAILING PARTY ENTITLED TO FEES

              If either party hereto fails to perform any of its obligations under this Lease or if any dispute arises between the parties hereto concerning the meaning or interpretation of any provision of this Lease, then the defaulting party or the party not prevailing in such dispute, as the case may be, shall pay any and all costs and expenses incurred by the other party on account of such default and/or in enforcing or establishing its rights hereunder, including, without limitation, court costs and reasonable attorneys' fees and disbursements. Any such attorneys' fees and other expenses incurred by either party in enforcing a judgment in its favor under this Lease shall be recoverable separately from and in addition to any other amount included in such judgment, and such attorneys' fees obligation is intended to be severable from the other provisions of this Lease and to survive and not be merged into any such judgment.

       27.2.  COSTS OF COLLECTION

              Without limiting the generality of Paragraph 27.1 above, if Landlord utilizes the services of an attorney for the purpose of collecting any Rent due and unpaid by Tenant or in connection with any other breach of this Lease by Tenant, Tenant agrees to pay Landlord reasonable attorneys' fees as determined by Landlord for such services, regardless of the fact that no legal action may be commenced or filed by Landlord.

28.    TAXES

       Tenant shall be liable for and shall pay, prior to delinquency, all taxes levied against Tenant's Property. If any Alteration or Tenant Improvement installed by Tenant pursuant to Paragraph 12 or any of Tenant's Property is assessed and taxed with the Project or Building, Tenant shall pay such taxes to Landlord, in an amount reasonably determined by Landlord if such taxes are not separately stated in the applicable tax bill, within ten (10) days after delivery to Tenant of a statement therefor.

29.    EFFECT OF CONVEYANCE

       The term "LANDLORD" as used in this Lease means, from time to time, the then current owner of the Building or the Project containing the Premises, so that, in the event of any sale of the Building or the Project, Landlord shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord arising hereunder from and after the date of such transfer, and it shall be deemed and construed, without further agreement between the parties and the purchaser at any such sale, that the purchaser of the Building or the Project has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder.

30.    TENANT'S ESTOPPEL CERTIFICATE

       From time to time, upon written request of Landlord, Tenant shall execute, acknowledge and deliver to Landlord or its designee, a written certificate stating (a) the date this Lease was executed, the Commencement Date of the Term and the date the Term expires; (b) the date Tenant entered into occupancy of the Premises; (c) the amount of Rent and the date to which such Rent has been paid; (d) that this Lease is in full force and effect and has not been assigned, modified, supplemented or amended in any way (or, if assigned, modified, supplemented or amended, specifying the date and terms of any agreement so affecting this Lease); (e) that this Lease represents the entire agreement between the parties with respect to Tenant's right to use and occupy the Premises (or specifying such other agreements, if any); (f) that all obligations under this Lease to be performed by Landlord as of the date of such certificate have been satisfied (or specifying those as to which Tenant claims that Landlord has yet to perform); (g) that all required contributions by Landlord to Tenant on account of Tenant's improvements have been received (or stating exceptions thereto); (h) that on such date there exist no defenses or offsets that Tenant has against the enforcement of this Lease by Landlord (or stating exceptions thereto); (i) that no Rent or other sum payable by Tenant hereunder has been paid more than one (1) month in advance (or stating exceptions thereto); (j) that a currently valid Letter of Credit has been deposited with Landlord, stating the original amount thereof and any increases or decreases thereto; and (k) any other matters evidencing the status of this Lease that may be required either by a lender making a loan to Landlord to be secured by a deed of trust covering the Building or the Project or by a purchaser of the Building or the Project. Any such certificate delivered pursuant to this Paragraph 30 may be relied upon by a prospective purchaser of Landlord's interest or a mortgagee of Landlord's interest or assignee of any mortgage upon Landlord's interest in the Premises. If Tenant shall fail to provide such certificate within ten (10) days of receipt by Tenant of a written request by Landlord as herein provided, such failure shall at Landlord's election, constitute a Default under this Lease, and Tenant shall be deemed to have given such certificate as above provided without modification and shall be deemed to have admitted the accuracy of any information supplied by Landlord to a prospective purchaser or mortgagee.

31.    SUBORDINATION

       Landlord shall have the right to cause this Lease to be and remain subject and subordinate to any and all mortgages, deeds of trust and ground leases, if any ("ENCUMBRANCES") that are now or may hereafter be executed covering the Premises, or any renewals, modifications, consolidations, replacements or extensions thereof, for the full amount of all advances made or to be made thereunder and without regard to the time or character of such advances, together with interest thereon and subject to all the terms and provisions thereof, provided only, and as an express condition precedent to any such subordination of this Lease to an Encumbrance hereafter executed covering the Premises, the holder of such Encumbrance ("HOLDER") shall agree to recognize Tenant's rights under this Lease upon the foreclosure or termination, as applicable, of such Encumbrance as long as Tenant shall pay the Rent and observe and perform all the provisions of this Lease to be observed and performed by Tenant. Within ten (10) days after Landlord's written request, Tenant shall execute, acknowledge and deliver any and all reasonable documents required by Landlord or the Holder to effectuate such subordination, provided that, concurrently with the execution of such subordination documents, the Holder shall execute a nondisturbance agreement in favor of Tenant consistent with the terms of this Paragraph 31. If Tenant fails to do so, such failure shall constitute a Default by Tenant under this Lease. Notwithstanding anything to the contrary set forth in this Paragraph 31, Tenant hereby attorns and agrees to attorn to any person or entity purchasing or otherwise acquiring the Premises at any sale or other proceeding or pursuant to the exercise of any other rights, powers or remedies under such Encumbrance.

32.    ENVIRONMENTAL COVENANTS

       32.1.  DISCLOSURE CERTIFICATE

              Prior to executing this Lease, Tenant has completed, executed and delivered to Landlord a Hazardous Materials Disclosure Certificate ("INITIAL DISCLOSURE CERTIFICATE"), a fully completed copy of which is attached hereto as EXHIBIT G and incorporated herein by this reference. Tenant covenants, represents and warrants to Landlord that the information on the Initial Disclosure Certificate is, to the best of Tenant's knowledge, true and correct and accurately describes the Hazardous Materials which will be treated, used or stored on or about the Premises by Tenant or Tenant's Agents.

       32.2.  TENANT'S OBLIGATION TO UPDATE DISCLOSURE CERTIFICATE

              Tenant shall, on a semi-annual basis, complete, execute and deliver to Landlord an updated Disclosure Certificate (each, an "UPDATED DISCLOSURE CERTIFICATE") describing Tenant's then current and proposed future uses of Hazardous Materials on or about the Premises, which Updated Disclosure Certificates shall be in the same format as that which is set forth in EXHIBIT G or in such updated format as Landlord may require from time to time. Landlord shall have the right to approve or disapprove such new or additional Hazardous Materials in its sole and absolute discretion. Tenant shall make no use of Hazardous Materials on or about the Premises except as described in the Initial Disclosure Certificate or as otherwise approved by Landlord in writing in accordance with this Paragraph 32.2.

       32.3.  DEFINITION OF HAZARDOUS MATERIALS

              As used in this Lease, the term "HAZARDOUS MATERIALS" shall mean and include any substance that is or contains (1) any "hazardous substance" as now or hereafter defined in Section 101(14) of the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended ("CERCLA") (42 U.S.C. Section 9601 ET SEQ.) or any regulations promulgated under CERCLA; (2) any "hazardous waste" as now or hereafter defined in the Resource Conservation and Recovery Act, as amended ("RCRA") (42 U.S.C. Section 6901 ET SEQ.) or any regulations promulgated under RCRA; (3) any substance now or hereafter regulated by the Toxic Substances Control Act, as amended ("TSCA") (15 U.S.C. Section 2601 ET SEQ.) or any regulations promulgated under TSCA; (4) petroleum, petroleum by-products, gasoline, diesel fuel, or other petroleum hydrocarbons; (5) asbestos and asbestos-containing material, in any form, whether friable or non-friable; (6) polychlorinated biphenyls; (7) lead and lead-containing materials; or (8) any additional substance, material or waste (A) the presence of which on or about the Premises (i) requires reporting, investigation or remediation under any Environmental Laws (as hereinafter defined), (ii) causes or threatens to cause a nuisance on the Premises or any adjacent area or property or poses or threatens to pose a hazard to the health or safety of persons on the Premises or any adjacent area or property, or (iii) which, if it emanated or migrated from the Premises, could constitute a trespass, or (B) which is now or is hereafter classified or considered to be hazardous or toxic under any Environmental Laws. Landlord hereby notifies Tenant in accordance with California Health & Safety Code Section 25359.7 that in 1981-82, the Project was the subject of a state-supervised cleanup of hazardous waste disposed of on the site by prior occupants. As part of the cleanup approved by the applicable agencies, some soils containing heavy metals were left in place, covered by clean fill. These soils are managed in accordance with the requirements of the applicable agencies and a Declaration of Covenants, Conditions and Restrictions imposed by Homart Development Co.

       32.4.  DEFINITION OF ENVIRONMENTAL LAWS

              As used in this Lease, the term "ENVIRONMENTAL LAWS" shall mean and include (1) CERCLA, RCRA and TSCA; and (2) any other federal, state or local laws, ordinances, statutes, codes, rules, regulations, orders or decrees now or hereinafter in effect relating to (A) pollution, (B) the protection or regulation of human health, natural resources or the environment, (C) the treatment, storage or disposal of Hazardous Materials, or (D) the emission, discharge, release or threatened release of Hazardous Materials into the environment.

       32.5.  TENANT'S USE OF HAZARDOUS MATERIALS

              Tenant agrees that during its use and occupancy of the Premises it will (1) not (A) introduce any Hazardous Materials on or about the Premises except in a manner and quantity necessary for the ordinary performance of Tenant's business or (B) release, discharge or dispose of any Hazardous Materials on, in, at, under, or emanating from, the Premises, the Building or the Project; (2) comply with all Environmental Laws relating to Tenant's use of Hazardous Materials in, on or about the Premises and not engage in or permit Tenant's Agents to engage in any activity in, on or about the Premises in violation of any Environmental Laws; and (3) immediately notify Landlord of (A) any inquiry, test, investigation or enforcement proceeding by any governmental agency or authority against Tenant, Landlord or the Premises, Building or Project relating to any Hazardous Materials or under any Environmental Laws or
(B) the occurrence of any event or existence of any condition that would cause a breach of any of the covenants set forth in this Paragraph 32.

       32.6.  TENANT'S REMEDIATION OBLIGATIONS

              If Tenant's use of Hazardous Materials on or about the Premises results in a release, discharge or disposal of Hazardous Materials on, in, at, under, or emanating from, the Premises, the Building or the Project, Tenant agrees to investigate, clean up, remove or remediate such Hazardous Materials in full compliance with (1) the requirements of (A) all Environmental Laws and (B) any governmental agency or authority responsible for the enforcement of any Environmental Laws; and (2) any additional requirements of Landlord that are reasonably necessary to protect the value of the Premises, the Building or the Project.

       32.7.  LANDLORD'S INSPECTIONS

              Upon twenty-four (24) hours' notice to Tenant (except in the case of an emergency, in which event no advance notice shall be required), Landlord may inspect the Premises and surrounding areas for the purpose of determining whether there exists on or about the Premises any Hazardous Material or other condition or activity that is in violation of the requirements of this Lease or of any Environmental Laws. Such inspections may include, but are not limited to, entering upon the property adjacent to or surrounding the Premises with drill rigs or other machinery for the purpose of obtaining laboratory samples. Landlord shall not be limited in the number of such inspections during the Term of this Lease. In the event (1) such inspections reveal the presence of any such Hazardous Material or other condition or activity caused by Tenant or its Agents in violation of the requirements of this Lease or of any Environmental Laws, or

              (2) Tenant or its Agents contribute or knowingly consent to the importation of any Hazardous Materials in, on, under, through or about the Premises, the Building or the Project or, through their actions, exacerbate the condition of or the conditions caused by any Hazardous Materials in, on, under, through or about the Premises, the Building or the Project, Tenant shall reimburse Landlord for the cost of such inspections within ten (10) days of receipt of a written statement therefor. Tenant will supply to Landlord such historical and operational information regarding the Premises and surrounding areas as may be reasonably requested to facilitate any such inspection and will make available for meetings appropriate personnel having knowledge of such matters. In the event Tenant vacates the Premises prior to the Expiration Date, Tenant shall give Landlord at least sixty (60) days' prior notice of its intention to vacate the Premises so that Landlord will have an opportunity to perform such an inspection prior to such vacation. The right granted to Landlord herein to perform inspections shall not create a duty on Landlord's part to inspect the Premises, or liability on the part of Landlord for Tenant's use, storage, treatment or disposal of Hazardous Materials, it being understood that Tenant shall be solely responsible for all liability in connection therewith.

       32.8.  LANDLORD'S RIGHT TO REMEDIATE

              Landlord shall have the right, but not the obligation, prior or subsequent to a Default, without in any way limiting Landlord's other rights and remedies under this Lease, to enter upon the Premises, or to take such other actions as it deems necessary or advisable, to investigate, clean up, remove or remediate any Hazardous Materials or contamination by Hazardous Materials present on, in, at, under, or emanating from, the Premises, the Building or the Project in violation of Tenant's obligations under this Lease or under any Environmental Laws. Notwithstanding any other provision of this Lease, Landlord shall also have the right, at its election, in its own name or as Tenant's agent, to negotiate, defend, approve and appeal, at Tenant's expense, any action taken or order issued by any governmental agency or authority with regard to any such Hazardous Materials or contamination by Hazardous Materials. All reasonable costs and expenses paid or incurred by Landlord in the exercise of the rights set forth in this Paragraph 32 shall be payable by Tenant upon demand.

       32.9.  CONDITION OF PREMISES UPON EXPIRATION OR TERMINATION

              Tenant shall surrender the Premises to Landlord upon the expiration or earlier termination of this Lease free of debris, waste or Hazardous Materials placed on, about or near the Premises by Tenant or Tenant's Agents, and in a condition which complies with (i) all Environmental Laws, and
(ii) any additional requirements of Landlord that are reasonably necessary to protect the value of the Premises, the Building or the Project, including, without limitation, the obtaining of any closure permits or other governmental permits or approvals related to Tenant's use of Hazardous Materials in or about the Premises. Tenant's obligations and liabilities pursuant to the provisions of this Paragraph 32 shall survive the expiration or earlier termination of this Lease.

       32.10. TENANT'S INDEMNIFICATION OF LANDLORD

              Tenant agrees to indemnify and hold harmless Landlord from and against any and all claims, losses (including, without limitation, loss in value of the Premises, the Building or the Project and any losses to Landlord due to lost opportunities to lease any portions of the Premises to succeeding tenants due to the failure of Tenant to surrender the Premises upon the expiration or sooner termination of this Lease in accordance with the provisions of Paragraph
32.9 above), liabilities and expenses (including attorney's fees) sustained by Landlord attributable to (1) any Hazardous Materials placed on or about the Premises, the Building or the Project by Tenant or Tenant's Agents, or (2) Tenant's breach of any provision of this Paragraph 32.

       32.11. LANDLORD'S INDEMNIFICATION OF TENANT

              Landlord agrees to indemnify and hold harmless Tenant from and against any and all claims, losses, liabilities and expenses (including attorneys' fees, but specifically excluding lost profits and consequential damages) actually sustained by Tenant attributable to any Hazardous Materials placed on or about the Premises, the Building or the Project by Landlord or Landlord's Agents, except to the extent the condition thereof has been exacerbated by Tenant or Tenant's Agents.

       32.12. LIMITATION OF TENANT'S LIABILITY

              Notwithstanding anything in this Lease to the contrary, Tenant shall not be responsible for the clean up or remediation of, and shall not be required to indemnify Landlord against any costs or liabilities attributable to, contamination by Hazardous Materials during the Term caused by third parties or Hazardous Materials place on or about the Premises (i) prior to the Commencement Date by third parties not related to Tenant or Tenant's Agents, or (ii) by Landlord at any time, except in any of the foregoing cases to the extent that Tenant or Tenant's Agents have contributed to or exacerbated the presence of such Hazardous Materials.

       32.13. SURVIVAL

              The provisions of this Paragraph 32 shall survive the expiration or earlier termination of this Lease.

33.    NOTICES

       All notices and demands which are required or may be permitted to be given to either party by the other hereunder shall be in writing and shall be sent by United States mail, postage prepaid, certified, or by personal delivery or overnight courier, addressed to the addressee at Tenant's Address or Landlord's Address as specified in the Basic Lease Information, or to such other place as either party may from time to time designate in a notice to the other party given as provided herein. Copies of all notices and demands given to Landlord shall additionally be sent to Landlord's property manager at the address specified in the Basic Lease Information or at such other address as Landlord may specify in writing from time to time. Notice shall be deemed given upon actual receipt (or attempted delivery if delivery is refused), if personally delivered, or one (1) business day following deposit with a reputable overnight courier that provides a receipt, or on the third (3rd) day following deposit in the United States mail in the manner described above.

34.    WAIVER

       The waiver of any breach of any term, covenant or condition of this Lease shall not be deemed to be a waiver of such term, covenant or condition or of any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of Rent by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent. No delay or omission in the exercise of any right or remedy of Landlord in regard to any Default by Tenant shall impair such a right or remedy or be construed as a waiver. Any waiver by Landlord of any Default must be in writing and shall not be a waiver of any other Default concerning the same or any other provisions of this Lease.

35.    HOLDING OVER

       Any holding over after the expiration of the Term, without the express written consent of Landlord, shall constitute a Default and, without limiting Landlord's remedies provided in this Lease, such holding over shall be construed to be a tenancy at sufferance, at a rental rate equal to the greater of one hundred fifty percent (150%) of (i) the fair market rental value for the Premises as determined by Landlord or (ii) the Base Rent last due in this Lease, plus Additional Rent, and shall otherwise be on the terms and conditions herein specified, so far as applicable; provided, however, in no event shall any renewal or extension option or other similar right or option contained in this Lease be deemed applicable to any such tenancy at sufferance. If the Premises are not surrendered at the end of the Term or sooner termination of this Lease, and in accordance with the provisions of Paragraphs 11 and 32.9, Tenant shall indemnify, defend and hold Landlord harmless from and against any and all loss or liability resulting from delay by Tenant in so surrendering the Premises including, without limitation, any loss or liability resulting from any claim against Landlord made by any succeeding tenant or prospective tenant caused by such delay and losses to Landlord due to lost opportunities to lease any portion of the Premises to any such succeeding tenant or prospective tenant, together with, in each case, actual attorneys' fees and costs.

36.    SUCCESSORS AND ASSIGNS

       36.1.  BINDING ON SUCCESSORS, ETC.

              The terms, covenants and conditions of this Lease shall, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of all of the parties hereto. If Tenant shall consist of more than one entity or person, the obligations of Tenant under this Lease shall be joint and several.

       36.2.  LANDLORD'S RIGHT TO SELL

              Notwithstanding anything in this Lease to the contrary, Landlord shall have the right to sell, transfer or otherwise convey, either separately or jointly, its interest in the Building and/or the Project, and all of Landlord's related rights and obligations hereunder, to any Person.

37.    TIME

       Time is of the essence of this Lease and each and every term, condition and provision herein.

38.    BROKERS

       Landlord and Tenant each represents and warrants to the other that neither it nor its officers or agents nor anyone acting on its behalf has dealt with any real estate broker except the Broker(s) specified in the Basic Lease Information in the negotiating or making of this Lease, and each party agrees to indemnify and hold harmless the other from any claim or claims, and costs and expenses, including attorneys' fees, incurred by the indemnified party in conjunction with any such claim or claims of any other broker or brokers to a commission in connection with this Lease as a result of the actions of the indemnifying party. Landlord shall pay the brokerage commissions due to the Brokers listed in the Basic Lease Information. Nothing contained herein shall restrict Landlord from paying any fees owed by Landlord in connection with the execution of this Lease to any constituent partner of Landlord (or any Affiliate of any such partner) and to any consultants providing services to Landlord in connection with the Project.

39.    LIMITATION OF LIABILITY

       Tenant agrees that, in the event of any default or breach by Landlord with respect to any of the terms of this Lease to be observed and performed by Landlord or with respect to the enforcement of an indemnity obligation of Landlord under this Lease (1) Tenant shall look solely to the then-current landlord's interest in the Building for the satisfaction of such indemnity obligation of Landlord or for satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord; (2) no other property or assets of Landlord, its partners, shareholders, officers, directors, employees, investment advisors, or any successor in interest of any of them (collectively, THE "LANDLORD PARTIES") shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies; (3) no personal liability shall at any time be asserted or enforceable against the Landlord Parties; and (4) no judgment will be taken against the Landlord Parties (except for a judgment against Landlord which is enforceable only to the extent of Landlord's interest


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

in the Building). The provisions of this Paragraph shall apply only to the Landlord and the parties herein described, and shall not be for the benefit of any insurer nor any other third party.

40.    FINANCIAL STATEMENTS

       Within ten (10) days after Landlord's request, Tenant shall deliver to Landlord the then current, or if Tenant is a publicly traded company, the publicly available financial statements of Tenant (including interim periods following the end of the last fiscal year for which annual statements are available), prepared, compiled or reviewed by a certified public accountant, including a balance sheet and profit and loss statement for the most recent prior year, all prepared in accordance with GAAP.

41.    RULES AND REGULATIONS

       Tenant agrees to comply with such reasonable rules and regulations as Landlord may adopt from time to time for the orderly and proper operation of the Building and the Project. Such rules may include but shall not be limited to the following: (a) restriction of employee parking to a limited, designated area or areas in reasonable proximity to the Building; and (b) regulation of the removal, storage and disposal of Tenant's refuse and other rubbish at the sole cost and expense of Tenant. The then current rules and regulations shall be binding upon Tenant upon delivery of a copy of them to Tenant. Landlord shall not be responsible to Tenant for the failure of any other person to observe and abide by any of said rules and regulations; provided, however, Landlord shall enforce such rules and regulation in a non-discriminatory manner. Landlord's current rules and regulations are attached to this Lease as EXHIBIT F.

42.    MORTGAGEE PROTECTION

       42.1.  MODIFICATIONS FOR LENDER

              If, in connection with obtaining financing for the Project or any portion thereof, Landlord's lender shall request reasonable modifications to this Lease as a condition to such financing, Tenant shall not unreasonably withhold, delay or defer its consent to such modifications, provided such modifications do not materially adversely affect Tenant's rights or increase Tenant's obligations under this Lease.

       42.2.  RIGHTS TO CURE

              Tenant agrees to give to any trust deed or mortgage holder ("HOLDER"), by registered mail, at the same time as it is given to Landlord, a copy of any notice of default given to Landlord, provided that prior to such notice Tenant has been notified, in writing, (by way of notice of assignment of rents and leases, or otherwise) of the address of such Holder. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then the Holder shall have an additional twenty (20) days after expiration of such period, or after receipt of such notice from Tenant (if such notice to the Holder is required by this Paragraph 42.2), whichever shall last occur within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary if within such twenty (20) days, any Holder has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings, if necessary to effect such cure), in which event there shall be no default under this Lease.

43.    ENTIRE AGREEMENT

       This Lease, including the Exhibits and any Addenda attached hereto, which are hereby incorporated herein by this reference, contains the entire agreement of the parties hereto, and no representations, inducements, promises or agreements, oral or otherwise, between the parties, not embodied herein or therein, shall be of any force and effect.

44.    INTEREST

       Any installment of Rent and any other sum due from Tenant under this Lease which is not received by Landlord when due shall bear interest from the date such payment was originally due under this Lease until paid at an annual rate equal to the maximum rate of interest permitted by law. Payment of such interest shall not excuse or cure any Default by Tenant. In addition, Tenant shall pay all costs and reasonable attorneys' fees incurred by Landlord in collection of such amounts.

45.    INTERPRETATION

       This Lease shall be construed and interpreted in accordance with the laws of the State of California. The parties acknowledge and agree that no rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall be employed in the interpretation of this Lease, including the Exhibits and any Addenda attached hereto. All captions in this Lease are for reference only and shall not be used in the interpretation of this Lease. Whenever required by the context of this Lease, the singular shall include the plural, the masculine shall include the feminine, and vice versa. If any provision of this Lease shall be determined to be illegal or unenforceable, such determination shall not affect any other provision of this Lease and all such other provisions shall remain in full force and effect. Unless otherwise specifically stated herein to the contrary, Landlord's consent may be given or withheld in Landlord's sole and absolute discretion.

46.    REPRESENTATIONS AND WARRANTIES

       46.1.  OF TENANT

              Tenant hereby makes the following representations and warranties, each of which is material and being relied upon by Landlord, is true in all respects as of the date of this Lease, and shall survive the expiration or termination of the Lease.

              (1) If Tenant is an entity, Tenant is duly organized, validly existing and in good standing under the laws of the state of its organization and the persons executing this Lease on behalf of Tenant have the full right and authority to execute this Lease on behalf of Tenant and to bind Tenant without the consent or approval of any other person or entity. Tenant has full power, capacity, authority and legal right to execute and deliver this Lease and to perform all of its obligations hereunder. This Lease is a legal, valid and binding obligation of Tenant, enforceable in accordance with its terms.

              (2) Tenant has not (i) made a general assignment for the benefit of creditors, (ii) filed any voluntary petition in bankruptcy or suffered the filing of an involuntary petition by any creditors, (iii) suffered the appointment of a receiver to take possession of all or substantially all of its assets, (iv) suffered the attachment or other judicial seizure of all or substantially all of its assets, (v) admitted in writing its inability to pay its debts as they come due, or (vi) made an offer of settlement, extension or composition to its creditors generally.

       46.2.  OF LANDLORD

              Landlord hereby makes the following representations and warranties, each of which is material and being relied upon by Tenant, is true in all respects as of the date of this Lease, and shall survive the expiration or termination of the Lease.

              (1) If Landlord is an entity, Landlord is duly organized, validly existing and in good standing under the laws of the state of its organization and the persons executing this Lease on behalf of Landlord have the full right and authority to execute this Lease on behalf of Landlord and to bind Landlord without the consent or approval of any other person or entity. Landlord has full power, capacity, authority and legal right to execute and deliver this Lease and to perform all of its obligations hereunder. This Lease is a legal, valid and binding obligation of Landlord, enforceable in accordance with its terms.

              (2) Landlord has not (i) made a general assignment for the benefit of creditors, (ii) filed any voluntary petition in bankruptcy or suffered the filing of an involuntary petition by any creditors, (iii) suffered the appointment of a receiver to take possession of all or substantially all of its assets, (iv) suffered the attachment or other judicial seizure of all or substantially all of its assets, (v) admitted in writing its inability to pay its debts as they come due, or (vi) made an offer of settlement, extension or composition to its creditors generally.

47.    SECURITY

       47.1.  LANDLORD NOT OBLIGATED TO PROVIDE SECURITY

              Tenant acknowledges and agrees that, while Landlord may engage security personnel to patrol the Building or the Project, Landlord is not required to provide any security services with respect to the Premises, the Building or the Project and the Landlord shall not be liable to Tenant for, and Tenant waives any claim against Landlord with respect to, any loss by theft or any other damage suffered or incurred by Tenant in connection with any unauthorized entry into the Premises or any other breach of security with respect to the Premises, the Building or the Project.

       47.2.  TENANT'S OBLIGATION TO COMPLY WITH SECURITY MEASURES

              Tenant hereby agrees to the exercise by Landlord and Landlord's Agents, within their sole discretion, of such security measures as, but not limited to, the evacuation of the Premises, the Building or the Project for cause, suspected cause or for drill purposes, the denial of any access to the Premises, the Building or the Project and other similarly related actions that it deems necessary to prevent any threat of property damage or bodily injury. The exercise of such security measures by Landlord and Landlord's Agents, and the resulting interruption of service and cessation of Tenant's business, if any, shall not be deemed an eviction or disturbance of Tenant's use and possession of the Premises, or any part thereof, or render Landlord or Landlord's Agents liable to Tenant for any resulting damages, or relieve Tenant from Tenant's obligations under this Lease.

48.    JURY TRIAL WAIVER

       Landlord and Tenant each hereby waive any right to trial by jury with respect to any action or proceeding (i) brought by Landlord, Tenant or any other party, relating to (A) this Lease and/or any understandings or prior dealings between the parties hereto, or (B) the Premises, the Building or the Project or any part thereof, or (ii) to which Landlord is a party. The parties each hereby agree that this Lease constitutes a written consent to waiver of trial by jury pursuant to the provisions of California Code of Civil Procedure Section 631.

49.    OPTION TO RENEW

       Tenant shall have two (2) options (each a "RENEWAL OPTION") to extend the Term of this Lease with respect to the entire Premises (including, without limitation, the "EXPANSION BUILDING," if Tenant has exercised the "EXPANSION OPTION") for successive periods of five (5) years each (each a "RENEWAL TERM"). Each Renewal Option shall be effective only if Tenant is not in Default under this Lease and no event has occurred which with the giving of notice or the passage of time, or both, would constitute a Default hereunder, either at the time of exercise of the Renewal Option or the time of commencement of the Renewal Term. For purposes of this Paragraph 49, "EXPANSION BUILDING" and "EXPANSION OPTION" shall have the meanings set forth in the Option to Lease Agreement, by and between Landlord and Tenant, dated as of even date herewith.

       49.1.  COMMENCEMENT DATES

              If Tenant exercises the first Renewal Option in accordance herewith, the first Renewal Term shall commence on the day following the last day of the initial Term and end on the day preceding the fifth anniversary thereof. If Tenant exercises the second Renewal Option, the second Renewal Term shall commence on the day following the last day of the first Renewal Term and end on the day preceding the fifth anniversary thereof. The second Renewal Option may not be exercised unless Tenant has previously exercised the first Renewal Option. Each Renewal Term, if properly exercised, shall be upon the same terms and conditions as the Lease except for Monthly Base Rent (which shall be determined as provided in the following provisions of this Paragraph).

       49.2.  RENEWAL OPTION IS PERSONAL; NON-TRANSFERABLE

              The Renewal Option shall be personal to Tenant, any transferee under a Permitted Transfer, and any assignee to whom Tenant assigns its entire right, title and interest under, or any sublessee to whom Tenant subleases the entire Premises for the entire remaining Term of, this Lease, and shall not be assignable or otherwise transferable in whole or in part, voluntarily or by operation of law, to any other permitted assignee, subtenant or other third parties and there shall be no further Renewal Option beyond the expiration of the second Renewal Term.

       49.3.  TENANT'S NOTICE OF EXERCISE

              In order to exercise a Renewal Option, Tenant shall give written notice to Landlord of Tenant's exercise of such election ("Tenant's Notice") at least ten (10) months prior to expiration of the then current Term and if such notice is not so given, the Renewal Option shall lapse; the Tenant hereby expressly acknowledges and agrees that time is of the essence for purposes of notice of exercise of a Renewal Option and that Tenant's failure to do so by said date will relieve Landlord of any obligation under this Paragraph. If Tenant gives such notice within the time prescribed, Landlord and Tenant shall be deemed to have entered into an extension of this Lease for a five (5) year extended term on the terms and conditions set forth herein.

       49.4.  MONTHLY BASE RENT DURING RENEWAL TERM

              The Monthly Base Rent payable during any Renewal Term shall be an amount equal to the greater of (i) the Monthly Base Rent payable for the last month of the then expiring Term (provided that such Monthly Base Rent shall be increased during each year of the Renewal Term to an amount equal to one hundred three percent (103%) of the Monthly Base Rent payable during the immediately preceding term), or (ii) ninety-five percent (95%) of the Fair Market Rent (as hereinafter defined) for the Premises during such Renewal Term.

       49.4.1. FAIR MARKET RENT DEFINITION

                           "FAIR MARKET Rent, shall mean the rate being charged
for comparable office/R&D/laboratory space in comparable locations in the South San Francisco/Brisbane market area, taking into consideration: tenant credit, tenant improvements or allowances provided or to be provided and leasing commissions, but specifically excluding any specialized laboratory improvements or other Tenant Improvements in the Premises paid for exclusively by Tenant, including without limitation, any Tenant Improvements paid for with the proceeds of the Tenant Improvement Loan.

                  49.4.2. DETERMINATION OF FAIR MARKET RENT

                           Landlord and Tenant shall meet and attempt in good
faith to mutually determine the Fair Market Rent for any Renewal Term. If the parties have not reached agreement on the Fair Market Rent by the date that is thirty (30) days after Landlord's receipt of Tenant's Notice, each party shall appoint an arbitrator and shall give to the other party notice of the identity of the arbitrator no later than the date that is forty (40) days after Landlord's receipt of Tenant's Notice. If either party fails to appoint an arbitrator by the date that is forty (40) days after Landlord's receipt of Tenant's Notice, the sole arbitrator appointed, if any, shall determine the Fair Market Rent. If two arbitrators are appointed, they shall immediately meet and attempt to agree upon such Fair Market Rent. If the arbitrators cannot reach agreement on the Fair Market Rent by the date that is sixty (60) days after Landlord's receipt of Tenant's Notice, each arbitrator shall submit a determination of Fair Market Rent to Landlord and Tenant. If the determinations of Fair Market Rent made by these two arbitrators vary by ten percent (10%) or less, the Fair Market Rent shall be the average of the two determinations. If the determinations vary by more than ten percent (10%), the two arbitrators shall within ten (10) days after submission of their determinations appoint a third arbitrator. If the two arbitrators shall be unable to agree on the selection of a third arbitrator within the 10-day period, then either Tenant or Landlord may request such appointment by petitioning the presiding judge of the Superior Court in and for the County of San Mateo. Such third arbitrator shall, within thirty (30) days after appointment, make a determination of the Fair Market Rent and submit such determination to Landlord and Tenant. The Fair Market Rent shall be the determination of Fair Market Rent submitted by the original two arbitrators that is closer to the Fair Market Rent determination of the third arbitrator. If the third arbitrator's determination is exactly between the Fair Market Rent determination of the original two arbitrators, then the Fair Market Rent shall be the average of the original two determinations. The determination of Fair Market Rent pursuant to this Paragraph 49 shall be final and binding on Landlord and Tenant.

                  49.4.3. ARBITRATOR QUALIFICATIONS

                           For purposes of this Paragraph, "ARBITRATOR" shall
mean a licensed commercial real estate broker or leasing agent with not less than five (5) years of full-time commercial brokerage experience in San Mateo County.

                  49.4.4. FEES AND COSTS OF ARBITRATORS

                           Each party shall bear the fees and costs of its
arbitrator in connection with the determination of Fair Market Rent and one-half of the fees and costs of the third arbitrator, if any.

                  49.4.5. ARBITRATION PERIOD BASE RENT

                           If the determination of Fair Market Rent has not been
made by the expiration of the then expiring Term, Tenant shall (i) continue to pay Monthly Base Rent at the Monthly Base Rent for the last month of the Term (the "ARBITRATION PERIOD BASE RENT") as well as any Additional Rent due under the Lease and (ii) pay to Landlord, or receive as a refund from Landlord, as applicable, on the first day of the month after the determination of Fair Market Rent is made, an amount, if any, equal to the difference between the Arbitration Period Base Rent that was paid to Landlord and the Monthly Base Rent for the Renewal Term that should have been paid to Landlord as the Monthly Base Rent for the Renewal Term as determined hereunder.

50.        PARKING

           50.1. GRANT OF PARKING LICENSE

           Provided that Tenant shall comply with and abide by Landlord's parking rules and regulations from time to time in effect, Tenant shall have a license to use for the parking of passenger automobiles the number of non-exclusive and undesignated parking spaces set forth in the Basic Lease Information in the areas shown on the Site Plan attached to this Lease as EXHIBIT B-1 (the "DESIGNATED PARKING AREAS"), provided, however, that Landlord shall not be required to enforce Tenant's right to use such parking spaces (but Landlord shall use commercially reasonable efforts to resolve any problems related to parking); and, provided further, that the number of parking spaces allocated to Tenant hereunder shall be reduced on a proportionate basis in the event any of the parking spaces in the Designated Parking Areas are taken or otherwise eliminated as a result of any Condemnation or casualty event affecting such Designated Parking Areas. Notwithstanding the foregoing provisions of this Paragraph 50.1, Landlord shall have the right to relocate Tenant's parking from time to time to other areas within the Project and to provide parking spaces to Tenant in surface parking lots, parking structures or other areas now or hereafter designated by Landlord as the "Project's Parking Areas." All unreserved spaces will be on a first-come, first-served basis in common with other tenants of and visitors to the Project in parking spaces provided by Landlord from time to time in the Project's Parking Areas. Tenant's license to use the parking spaces provided for herein shall be subject to such terms, conditions, rules and regulations as Landlord or the operator of the Parking Area may impose from time to time.

           50.2. NO ASSIGNMENT OF PARKING LICENSE

           The license granted hereunder is for self-service parking only and does not include additional rights or services except to the extent that Landlord elects in its sole and absolute discretion to provide any such services.

           50.3. VISITOR PARKING

           Tenant recognizes and agrees that visitors, clients and/or customers (collectively the "VISITORS") to the Project and the Premises must park automobiles or other vehicles only in areas designated by Landlord from time to time as being for the use of such Visitors and Tenant hereby agrees to ask its Visitors to park only in the areas designated by Landlord from time to time for the use of Tenant's Visitors.

51.       RIGHT OF FIRST OFFER

           51.1. OFFER NOTICE

           If subsequent to the full execution of this Lease, Landlord desires to sell the Building, Landlord shall notify Tenant in writing of such intent to sell (the "OFFER NOTICE"); provided, however, Landlord shall not be required to provide Tenant with the Offer Notice with respect to the Building if Landlord has previously terminated this Lease or recaptured the Premises. This Right of First Offer shall be personal to Tenant and any transferee under a Permitted Transfer and shall not be assignable or otherwise transferable in whole or in part, voluntarily or by operation of law, to any other permitted assignee, subtenant or other third parties. Tenant's right to receive the Offer Notice shall further be effective only if Tenant is not in Default under this Lease and no event has occurred which with the giving of notice or the passage of time, or both, would constitute a Default hereunder. Subject to Paragraph 51.4 below, Tenant's right to receive an Offer Notice in accordance with this Paragraph
51.1 shall be a one-time right.

           51.2. ELECTION NOTICE

           In the event Tenant desires to purchase the Building, Tenant shall notify Landlord in writing of its election to purchase the Building (the "ELECTION NOTICE") within ten (10) days following Tenant's receipt of the Offer Notice. If Tenant delivers an Election Notice to Landlord, Tenant shall acquire the Building on an "as-is" basis and without any representations or warranties from Landlord.

           51.3. PURCHASE AND SALE AGREEMENT

           In the event Tenant timely delivers the Election Notice to Landlord, the parties shall thereafter execute a purchase and sale agreement prepared by Seller's counsel (the "PURCHASE AND SALE AGREEMENT") with the purchase price of the Building equal to the quotient of the Net Operating Income (as defined below) of the Building divided by nine one hundredths (.09) and with a closing to be held on or before the date that is forty-five (45) days after delivery of the Offer Notice.

           51.4. FAILURE TO EXERCISE OR SIGN AGREEMENT

           If Tenant fails to deliver an Election Notice within the 10-day time period, or if for any reason whatsoever Tenant has not executed the Purchase and Sale Agreement within ten (10) days after its receipt thereof from Landlord, Tenant's right to purchase the

Building hereunder shall automatically terminate and be of no further force and effect with respect to Landlord or any other Person (as hereinafter defined) and Landlord shall thereafter have the right to sell the Building at any time to any Person on terms acceptable to Landlord in its sole and absolute discretion. Notwithstanding the foregoing, if Landlord fails to enter into a letter of intent or purchase and sale agreement for the sale of the Building to any such Person within two hundred seventy (270) days after the date Tenant's right to purchase the Building lapses pursuant to this Paragraph 51.4, then Tenant's rights under this Paragraph 51 shall be reinstated and Landlord shall once again furnish Tenant with an Offer Notice prior to selling the Building to a Person other than a Landlord Affiliate. Tenant hereby expressly acknowledges and agrees that time is of the essence for purposes of the Election Notice and the ten (10) day period to execute the Purchase and Sale Agreement and that Tenant's failure to deliver such Election Notice or the executed Purchase and Sale Agreement as specified herein will relieve Landlord of any obligation under this Paragraph.

           51.5. NET OPERATING INCOME

           As used herein, "Net Operating Income" shall mean the Monthly Base Rent due under the Lease with respect to the Building being purchased for the twelve (12) full calendar months following the Offer Notice or, if the Offer Notice is given prior to the Commencement Date, the Monthly Base Rent for the Premises for the first (1st) Lease Year. As used in this Paragraph 51.5, Monthly Base Rent shall mean the scheduled Monthly Base Rent set forth in the Basic Lease Information PLUS the monthly installment of principal and interest required to be paid on the Tenant Improvement Loan pursuant to Section D of EXHIBIT C.

           51.6 LANDLORD'S SALE TO AFFILIATE; SURVIVAL OF OPTION

           Notwithstanding anything in this Paragraph to the contrary, this Paragraph shall be inapplicable to, and neither Landlord nor any person or entity providing financing to Landlord in connection with the Building ("LENDER") shall have any obligation to provide an Offer Notice to Tenant in connection with (i) any sale, conveyance or other transfer or proposed sale, conveyance or other transfer of the Building to any Person who controls, is controlled by or is under common control with, Landlord or Lender or any Person in which Hines Interest Limited Partnership or Morgan Stanley Real Estate Investment Fund maintains an interest (collectively, a "LANDLORD AFFILIATE"), or
(ii) any foreclosure sale or deed-in-lieu of foreclosure or the exercise of any similar remedy (collectively, a "FORECLOSURE") by any Lender. As used herein "PERSON" shall mean any natural person, corporation, firm, association or other entity, whether acting in an individual, fiduciary or other capacity. Tenant's rights under this Paragraph 51.6 shall survive Landlord's transfer pursuant to clause (i) of this Paragraph 51.6 but shall not survive any Foreclosure.

           52. MEMORANDUM OF LEASE

           Promptly after full execution of this Lease, Landlord and Tenant shall execute and cause to be recorded a Memorandum of Lease in the form attached hereto as EXHIBIT I.

           Landlord and Tenant have executed and delivered this Lease as of the Lease Date specified in the Basic Lease Information.

                         LANDLORD:   HMS GATEWAY OFFICE, L.P.,
                                     a Delaware limited partnership

                                     By:  Hines Gateway Office, L.P.,
                                          Administrative Partner

                                     By:  Hines Interests Limited Partnership,
                                          General Partner

                                     By:  Hines Holdings, Inc.,
                                          General Partner

                                     By:  /s/ Jim Buie
                                         -------------------------------
                                     Name: Jim Buie
                                           -----------------------------
                                     Its: Executive Vice President
                                          ------------------------------

                         TENANT:     ADVANCED MEDICINE, INC.,
                                     a Delaware corporation

                                     By:  /s/ Marty Glick
                                        --------------------------------
                                     Print Name: Marty Glick
                                                 -----------------------
                                     Its: Senior Vice President & CEO
                                          ------------------------------

                                  EXHIBIT A
                            TENTATIVE PARCEL MAP

                                    [MAP]

                                   EXHIBIT B

                      BASE BUILDING CONSTRUCTION AGREEMENT

       This exhibit, entitled "Base Building Construction Agreement", is and shall constitute EXHIBIT B to the Lease Agreement, dated as of February 17, 1999, by and between Landlord and Tenant (the "LEASE"). The terms and conditions of this EXHIBIT B are hereby incorporated into and are made a part of the Lease.

       Subject to the terms and conditions set forth herein and in the Lease, Landlord shall cause construction of the Building in accordance with the procedures set forth below:

A. DEFINITIONS

              1. "BASE BUILDING IMPROVEMENTS" shall mean a three (3) story building, containing approximately 110,000 square feet, all exterior surfaces, utilities, landscaping and paved parking, all in substantial compliance with those items listed on the 901 Gateway Preliminary Specifications as "Base Building" and located substantially in accordance with the Site Plan; provided, however, that the term "BASE BUILDING IMPROVEMENTS" shall not include any Tenant Requested Base Building Improvements.

              2. "BASE BUILDING PLANS AND SPECIFICATIONS" is defined in Section B.1 below.

              3.     "BUILDING WORK COST" is defined in Section B.3 below.

              4. "CONTRACTOR" shall mean a licensed general contractor selected by Landlord and approved by Tenant, which approval shall not be unreasonably withheld, conditioned or delayed.

              5.     "CONSTRUCTION WARRANTIES" is defined in Section D.2 below.

              6. "LANDLORD'S ARCHITECT" shall mean Dowler Gruman Architects (in association with Form 4 Architects) or another architect selected by Landlord in Landlord's reasonable discretion.

              7. "LANDLORD'S CONTRACT" shall mean the construction contract entered into by and between Landlord and the Contractor for the construction of the Base Building Improvements and any Tenant Requested Base Building Improvements.

              8. "901 GATEWAY PRELIMINARY SPECIFICATIONS" shall mean those preliminary specifications for construction of the Base Building

                    Improvements categorized as "Base Building" and more particularly described on the attached EXHIBIT B-1.

              9. "SITE PLAN" shall mean the site plan set forth on the attached EXHIBIT B-2 establishing the approximate location of the Building.

              10.    "TENANT'S COSTS" is defined in Section B.6 below.

              11. "TENANT REQUESTED BASE BUILDING IMPROVEMENTS" shall mean those improvements requested by Tenant in accordance with this EXHIBIT B that are to be incorporated into the Base Building Plans and Specifications.

       Capitalized terms not otherwise defined in this EXHIBIT B shall have the meanings ascribed to them in the Lease.

B. SCHEDULE

              1. PLANS AND SPECIFICATIONS. At Landlord's sole cost and expense, Landlord's Architect shall prepare (A) on or before March 15, 1999, plans and specifications for the civil and structural trades within the Base Building Improvements (such plans and specifications being herein referred to as "CONSTRUCTION PACKAGE #1") substantially in accordance with the 901 Gateway Preliminary Specifications, and (B) on or before May 1, 1999, plans and specifications for all other trades within the Base Building Improvements ("CONSTRUCTION PACKAGE #2 and, together with Construction Package #1, collectively, the "BASE BUILDING PLANS AND SPECIFICATIONS"). Tenant shall have the right to approve the Base Building Plans and Specifications only to the extent of any material deviations from the 901 Gateway Preliminary Specifications; provided, however, that such approval shall not be unreasonably withheld, conditioned or delayed and, provided further, that if Tenant fails to respond within ten (10) days following Landlord's request for approval, Tenant shall be conclusively deemed to have given its approval to the matter submitted by Landlord. Notwithstanding the foregoing, the Base Building Plans and Specifications are, from time to time, subject to change in Landlord's discretion, upon written consent from Tenant, which consent shall not be unreasonably withheld, conditioned or delayed and provided further that if Tenant fails to respond within five (5) business days following Landlord's request for consent, Tenant shall be conclusively deemed to have given its consent to any such change. Landlord may without the written consent of the Tenant change the Base Building Plans and Specifications as may be required by any governmental agency or as necessary to comply with any governmental requirements or to address structural or unanticipated field conditions or which, in the reasonable discretion of Landlord, will not have a material effect on Tenant's use of the Premises or a material effect on the aesthetic appearance or impression relating to the Base Building Improvements.

              2. TENANT REQUESTED BASE BUILDING IMPROVEMENTS. On or before May 1, 1999, Tenant shall deliver to Landlord's Architect detailed specifications for any Tenant Requested Base Building Improvements. Landlord shall have ten (10) days from its receipt of such specifications to approve or disapprove the Tenant Requested Base Building Improvements. Landlord's approval may be given or withheld in Landlord's reasonable discretion, to ensure, among other things, that the Tenant Requested Base Building Improvements are compatible with all other construction and all Systems within the Building. If Landlord disapproves the Tenant Requested Base Building Improvements, then within five (5) business days thereafter, Landlord shall meet with the Tenant's Architect (as defined in EXHIBIT C) and Tenant to discuss, or shall submit to Tenant's Architect and Tenant in writing, the reasons for Landlord's disapproval. Within five (5) business days following such meeting or submission, Tenant shall cause Tenant's Architect to revise the same and to submit new specifications for the Tenant Requested Base Building Improvements to Landlord. The procedure set forth in this paragraph will be repeated as set forth above until Landlord has approved the Tenant Requested Base Building Improvements.

              3. ESTIMATE OF BUILDING WORK COSTS. Following the approval by Landlord of the Tenant Requested Base Building Improvements, Landlord shall furnish Tenant with an estimate of the cost of the Tenant Requested Base Building Improvements (the "BUILDING WORK COST").

              4. TENANT'S REVIEW OF BUILDING WORK COST. The Building Work Cost shall be subject to Tenant's approval, which approval shall not be unreasonably withheld, conditioned or delayed and provided further that if Tenant fails to respond within five (5) business days following Landlord's request for consent, Tenant shall be conclusively deemed to have given its approval to the Building

                     Work Cost. If Tenant timely disapproves the Building Work Cost, then within five (5) business days thereafter, Tenant shall meet with Landlord, Contractor, Landlord's Architect and Tenant's Architect to discuss value engineering changes to the Tenant Requested Base Building Improvements. Within five (5) business days following such meeting, Tenant shall cause Tenant's Architect to revise the Tenant Requested Base Building Improvements and to submit revised specifications for approval by Landlord in accordance with the procedure set forth above and for a new Building Work Cost to be prepared by Landlord. The procedure set forth in this paragraph will be repeated until Tenant has approved the Building Work Cost.

              5. REVISION of PLANS & SPECIFICATIONS. Following Landlord's approval of the Tenant Requested Base Building Improvements and Tenant's approval of the Building Work Cost, Landlord shall cause Landlord's Architect to revise the Base Building Plans and Specifications to incorporate the Tenant Requested Base Building Improvements.

              6. TENANT'S RESPONSIBILITY FOR COST OF TENANT REQUESTED BASE BUILDING IMPROVEMENTS. ALL costs associated with designing and incorporating the Tenant Requested Base Building Improvements into the Base Building Plans and Specifications and all costs of constructing (including, without limitation, the cost of obtaining all necessary City approvals and permits) the Tenant Requested Base Building Improvements (the "TENANT'S COSTS") shall be the responsibility of Tenant and shall not be credited against Tenant's Allowance, as defined in EXHIBIT C. Tenant shall make progress payments to Landlord from time to time as the Tenant Requested Base Building Improvements are constructed. Tenant shall pay the portion of such progress payments attributable to Tenant's Costs to Landlord within ten (10) days of delivery of statements from Landlord to Tenant therefor. Upon receipt of such payments, Landlord shall make all progress payments directly to Contractor or subcontractors, as appropriate. Landlord shall be entitled to suspend or terminate construction of the Base Building Improvements and to declare Tenant in default in accordance with the terms of the Lease, if payment by Tenant to Landlord of Tenant's Costs has not been received as required hereunder.

C. CONSTRUCTION

       The Base Building Improvements shall be constructed, at Landlord's sole cost and expense, by Contractor in accordance with the Base Building Plans and Specifications, as the same may be amended or modified from time to time by Landlord.

D. GENERAL

              1. RIGHT OF TERMINATION. Landlord and Tenant acknowledge that construction of the Base Building Improvements and all matters relating thereto are subject to Landlord obtaining all necessary governmental approvals to commence construction of the Base Building Improvements. Landlord shall use commercially reasonable efforts to obtain such approvals; however, if Landlord is unable to obtain the building permits necessary to commence construction by July 1, 1999, either party shall have the right to terminate the Lease by delivering written notice of termination to the other party on or before July 15, 1999. If written notice of termination is given in a timely manner, the Lease shall immediately terminate, except for any obligations which by their terms survive the termination or earlier expiration of the Lease. If no such notice of termination is given, the Lease shall remain in full force and effect. Notwithstanding anything herein to the contrary, Landlord shall not be liable to Tenant for any loss or damage resulting from any delay in constructing or developing the Base Building Improvements, nor shall such failure affect the obligations of Tenant under the Lease, except as otherwise expressly set forth in the Lease.

              2. LANDLORD'S COVENANT. Subject to the terms and conditions of the Lease, Landlord covenants that the Base Building Improvements shall be free from material latent defects in design, materials and workmanship. Any claims by Tenant under this Paragraph 2 shall be made in writing not later than one (1) year after the Commencement Date. In the event Tenant fails to deliver a written claim to Landlord on or before the applicable date set forth above, then Landlord shall be conclusively deemed to have satisfied its obligations under this paragraph. The covenants contained in this paragraph are subject to Paragraph 39 of the Lease and are made specifically and exclusively for the benefit of the original Tenant and any assignee or sublessee under a Permitted Transfer pursuant to Paragraph 23.4 of the Lease.

                     3. CONSTRUCTION WARRANTIES. Landlord shall obtain from Contractor, and shall request Contractor to obtain from all subcontractors and material suppliers, warranties (collectively, "CONSTRUCTION WARRANTIES") for all components of the Base Building Improvements for which warranties are customarily provided in the construction industry and Landlord shall enforce the Construction Warranties as reasonably requested by Tenant.

                     4.     POSTPONEMENT OF COMMENCEMENT DATE.

                            (a) Notwithstanding anything to the contrary contained in Paragraph 8.3(a) of the Lease, in the event that Landlord fails to perform the Initial Milestone on or before August 1, 1999 (the "Foundation Date") and/or the Secondary Milestone on or before October 15, 1999 (the "Third Floor Slab Date") for reasons other than Tenant Delays and Force Majeure Events, and if as a result thereof Tenant's Contractor is prevented from substantially completing the Tenant Improvements on or before April 1, 2000, then and only then the Commencement Date shall be delayed beyond April 1, 2000 by one
                            (1) day for each day of delay caused by Landlord's failure to complete the applicable Milestone(s) on or before the aforesaid dates (but in no event longer than the actual number of days Tenant's Contractor is prevented from substantially completing the Tenant Improvements).

                     (b)    Notwithstanding the terms of Section D.4(a) above,
                            (1) if Landlord is delayed in completing the Initial Milestone on or before the Foundation Date and/or the Secondary Milestone on or before the Third Floor Slab Date due to Tenant Delays, the Foundation Date or the Third Floor Slab Date, as appropriate, shall be extended for a period equal to the length of the delay caused by such Tenant Delays, but the Commencement Date shall not be extended beyond April 1, 2000, (2) if Landlord is delayed in completing the Initial Milestone on or before the Foundation Date and/or the Secondary Milestone on or before the Third Floor Slab Date due to Force Majeure Events, the Foundation Date or the Third Floor Slab Date, as appropriate, AND the Commencement Date shall each be extended by one (1) day for each day of delay caused by such Force Majeure Events (but in no event shall the Commencement Date be delayed longer than the actual number of days Tenant's Contractor is prevented from substantially completing the Tenant Improvements).

INITIALS:

TENANT: /s/ [ILLEGIBLE]
       --------------------

LANDLORD: /s/ [ILLEGIBLE]
         ------------------

                                  EXHIBIT B-1

                     901 Gateway Preliminary Specifications


       A "cold shell" standard shell for each building shall be constructed per all governmental codes by Landlord for Tenant, including but not limited to the following:

STRUCTURE/ENVELOPE

- Concrete foundation to be reinforced grade beams with spread footings or other system as specified by geotechnical and engineering consultants.

- Ground floor to be concrete slab, minimum thickness 5", level to FF-20, FL-15, on grade or as required by geotechnical and engineering consultants with a minimum of 4" drain rock, 2" sand cushion and a 10 mil vapor barrier, but in no event a mat slab.

- Second and third floors to have vented metal decking with reinforced concrete topping slab which meets fire inspection code and flat to FF-20.

- Building structural framing to consist of reinforced steel "braced frame" with beams and columns constructed using rolled shapes. Cross bracing at exterior.

- Non-bearing exterior curtain wall consisting of EIFS, with exterior containing a minimum average of 40% glass with ribbon windows of high performance glass (minimum shading coefficient of .67).

-      Floor system designed with live load capacity of 120 psf.

-      Roof live load to be 50 psf in all bays.

-      Floor to floor heights to be 17'-0".

-      Roof drains and drain lines with connection to site storm drain system.

- Paved surface parking adjacent to the Premises as required to provide tenant with the parking designated in the Lease.

- Roof screens up to 11'-0" in height above the roof as required by City of South San Francisco.

- Roofing membrane to be a four-ply asphalt built-up over rigid insulation over metal deck roof construction.

-      Fire proofing of building structure, if required, to building code.

-      Fire safing between floors to maintain code required separations.

-      Perimeter and roof base building insulation per Title 24 requirements.

UTILITIES

- 4,000 amp 277/480 volt, 3-phase electric service and transformer with underground electrical to switchgear and meter.

-      "House power" panels and transformer for site lights and irrigation.

-      One gas service to exterior meter.

-      Four (4), 4" telephone and data conduits. Stubbed to building.

-      Site storm drain system.

- Domestic water service with meters, backflow preventers and check assembly located per California Water Service requirements.

-      Sanitary sewer to and including main line under ground floor slab.

- Complete light hazard automatic fire sprinkler system to meet NFPA standards (excluding drops to suspended ceilings).

MISCELLANEOUS

- Exterior doors prepared with hardware and rough-in to provide for electronic security. Such security to be provided and installed by Tenant.

-      All utility connection(s) and development fees for base building systems.

- Landscaping, hardscapes and automatic irrigation systems, including control systems.

- One (1) monument sign at each main entrance along Gateway Boulevard identifying The Gateway North Campus and the building address.

- Site lighting a minimum of one (1) foot candle per square foot, including control system.

- Two (2) sets of interior exit stairs per building and two corresponding entrances; one set of exit stairs shall be extended to the roof for roof access.

                                  EXHIBIT B-2

                                   SITE PLAN

                            [DIAGRAM OF FLOOR PLAN]

                                    EXHIBIT C

                         PREMISES CONSTRUCTION AGREEMENT

       This exhibit, entitled "Premises Construction Agreement", is and shall constitute EXHIBIT C to the Lease Agreement, dated as of February 17, 1999, by and between Landlord and Tenant (the "LEASE"). The terms and conditions of this EXHIBIT C are hereby incorporated into and are made a part of the Lease.

       Subject to the terms and conditions set forth herein and in the Lease, Landlord shall allow the construction or installation of the improvements in the interior of the Premises in accordance with the procedures set forth below:

A.     DEFINITIONS

       1.     "APPROVED PLANS" is defined in Section B.5 below.

       2. "CONTRACTOR" shall mean the general contractor retained by Landlord pursuant to EXHIBIT B to the Lease.

       3.     "ESTIMATED WORK COST" is defined in Section B.3 below.

       4. "EXCESS TENANT IMPROVEMENTS COSTS" is defined in Section B.6 below.

       5. "FINAL COST QUOTATION" is defined in Section B.6 below and shall include all costs associated with the Tenant Improvements, including, without limitation, costs of all tenant improvement work; architectural and engineering fees; governmental agency fees for permits, licenses and inspections; construction fees, including, without limitation, general contractors' overhead and supervision fees; and such other costs as may be incurred by Landlord in connection with such construction.

       6.     "PRELIMINARY PLANS" is defined in Section B.1 below.

       7. "TENANT IMPROVEMENT ALLOWANCE" shall mean an amount equal to Four Million Nine Hundred Fifty Thousand Dollars ($4,950,000.00) (based on $45.00 multiplied by the Premises square footage), which amount shall, except as otherwise provided in this EXHIBIT C, be paid by Landlord toward the cost of completion of the Tenant Improvements and related design, engineering, governmental, overhead, supervision and administration fees and costs (collectively, the "TENANT IMPROVEMENT COST"). The Tenant Improvement Allowance shall be subject to adjustment upon the final determination of the Premises square footage by Landlord's Architect. Notwithstanding the foregoing, (i) not less than One Million Six Hundred Fifty Thousand Dollars ($1,650,000) (VIZ. $15.00 per square foot) (the "WARM SHELL ALLOWANCE") shall be expended on the improvements generally described on EXHIBIT C-1 hereto, and (ii) no portion of the Tenant Improvement Allowance shall be paid by Landlord toward the cost of the Tenant Requested Base Building Improvements or Tenant Improvements that constitute furniture, equipment or trade fixtures or result in changes to the Base Building Improvements. If the Tenant Improvement Cost exceeds the Tenant Improvement Allowance, the difference shall be paid by Tenant in accordance with this EXHIBIT C. If the total cost of constructing and installing the improvements described on EXHIBIT C-1 is less than the Warm Shell Allowance, then the Tenant Improvement Allowance shall be reduced by the difference and the difference shall not be disbursed to Tenant.

       8. "TENANT'S ARCHITECT" shall mean Dowler Gruman Architects or a replacement licensed architect selected by Tenant and approved by Landlord.

       9. "TENANT'S CONTRACT" shall mean the construction contract entered into by and between Tenant and the Contractor for the construction of the Tenant Improvements.

       10. "TENANT IMPROVEMENTS" shall mean all improvements made to the Premises pursuant to the Approved Plans, specifically excluding, however, any Tenant Requested Base Building Improvements (as defined in EXHIBIT B to the Lease). Without limiting the generality of the foregoing, the Tenant Improvements shall include and Tenant shall be responsible for the construction and installation of the improvements described on EXHIBIT C-1.

       11. "WARM SHELL ALLOWANCE" is defined within the definition of Tenant Improvement Allowance in Paragraph A.7 above.

              Capitalized terms not otherwise defined in this EXHIBIT C shall have the meanings ascribed to them in the Lease.

B.     SCHEDULE

       1. Tenant shall cause Tenant's Architect to furnish to Landlord on or before March 15, 1999, preliminary space plans and specifications

              (the "PRELIMINARY PLANS"). Tenant shall be responsible for all costs associated with the Preliminary Plans (collectively, the "PRELIMINARY DESIGN COSTS"), including any revisions required by Section B.2 hereunder.

       2. Landlord shall have ten (10) days from its receipt of the Preliminary Plans to approve or disapprove the same. Landlord's approval of the Preliminary Plans shall not be unreasonably withheld, conditioned or delayed. If Landlord disapproves the Preliminary Plans, then within five (5) business days thereafter, Landlord shall meet with Tenant's Architect and Tenant to discuss, or shall submit to Tenant's Architect and Tenant in writing, the reasons for Landlord's disapproval. Within five (5) business days following such meeting or submission, Tenant shall cause the Tenant's Architect to revise the same and to submit new Preliminary Plans to Landlord. The same procedure set forth in this paragraph will be repeated as set forth above until Landlord has approved the Preliminary Plans.

       3. Promptly after approval of the Preliminary Plans, Tenant shall cause Contractor to furnish Landlord with an estimate of the cost of the Tenant Improvements as shown on the Preliminary Plans (the "ESTIMATED WORK COST"). The Estimated Work Cost shall separately itemize all costs to complete the improvements described on EXHIBIT C-1 hereto.

       4. Following Contractor's calculation of the Estimated Work Cost, Tenant shall cause Tenant's Architect to prepare detailed construction drawings and specifications (the "WORKING DRAWINGS") for the Tenant Improvements based strictly upon the Preliminary Plans, except as otherwise agreed in writing by Landlord and Tenant. Tenant shall be responsible for all costs associated with the Working Drawings. The Working Drawings shall be completed no later than May 1, 1999.

       5. Landlord shall have ten (10) days from its receipt of the Working Drawings to approve or disapprove the same. Landlord's approval of the Working Drawings shall not be unreasonably withheld, conditioned or delayed. If Landlord disapproves the Working Drawings, then within five (5) business days thereafter, Landlord shall meet with Tenant's Architect and Tenant to discuss, or shall submit to the Tenant's Architect and Tenant in writing, the reasons for Landlord's disapproval. Within five (5) business days following such meeting or submission, Tenant shall cause Tenant's Architect to revise the same and to submit new Working Drawings to Landlord, and the same procedure will be repeated as set forth above until Landlord has approved the Working Drawings (the "APPROVED PLANS"). Upon approval of the Working Drawings, Landlord shall deliver to Tenant a list of Tenant Improvements to be removed by Tenant, at Tenant's cost and expense in accordance with Paragraph 11.2 of the Lease, upon expiration of the Term or earlier termination of the Lease. Notwithstanding the foregoing, during the preparation of the Working Drawings, Landlord shall, upon Tenant's request, advise Tenant of items that will be required to be removed pursuant to the previous sentence.

       6. Within ten (10) business days after Landlord's approval of the Approved Plans, Tenant shall cause Contractor to furnish to Landlord a cost estimate for the Tenant Improvements based upon the Approved Plans (the "FINAL COST QUOTATION"). The Final Cost Quotation shall separately itemize all costs to complete the improvements described on EXHIBIT C-1 hereto. If the Final Cost Quotation is greater than the Tenant Improvement Allowance, Tenant shall be responsible for the difference between the Tenant Improvement Allowance and the Final Cost Quotation (the "EXCESS TENANT IMPROVEMENTS COST").

       7. Landlord and Tenant shall make progress payments on a pro rata basis (in the proportion that the Tenant Improvement Allowance paid by Landlord and the Excess Tenant Improvements Cost paid by Tenant bear to the Final Cost Quotation) from time to time as the Tenant Improvements are constructed in the Premises. Tenant shall pay its pro rata share of any progress payments directly to Contractor or subcontractors, as appropriate, and Landlord shall pay its pro rata share of any progress payments directly to Tenant, as appropriate, subject to a reasonable retention as determined by Landlord. Landlord shall be entitled to suspend or terminate construction of the Tenant Improvements and to declare Tenant in default in accordance with the terms of the Lease, if payment by Tenant of both Landlord and Tenant's pro rata shares of any progress payment have not been received by Contractor when due, as required hereunder. Moreover, Landlord shall not be required to pay its pro rata share of any progress payment until such time as Landlord receives from Tenant an unconditional lien waiver duly executed by Contractor as to the applicable progress payment and a conditional lien waiver for the progress payment next due. All lien waivers shall comply with California law regarding materialmen and mechanic's liens.

C.     TENANT IMPROVEMENT CONSTRUCTION

       1. All Tenant Improvements to be constructed or installed in the Premises shall be performed by Contractor in accordance with the Approved Plans, subject to any changes agreed to by Landlord and Tenant in writing. Landlord shall have no obligation to Tenant for defects in design, workmanship or materials in connection with the Tenant Improvements. Any changes to the Approved Plans shall require the written approval of Landlord and Tenant, which approval shall not be unreasonably withheld, conditioned or delayed. All such changes must be evidenced by a written change order executed by Landlord and Tenant or their respective representatives describing the change required in the Approved Plans, and the cost of such changes shall be paid in accordance with the terms of this EXHIBIT C.

       2. Tenant shall cause Contractor to construct the Tenant Improvements in a manner designed to avoid interference with the construction of the Base Building Improvements. Landlord and Tenant shall each use good faith efforts to reasonably resolve any issues or conflicts that may arise during the course of constructing the Tenant Improvements and the Base Building Improvements. Entry by Contractor in accordance with this EXHIBIT C shall not constitute Tenant's occupancy of the Premises under Paragraph of the Lease; however, Tenant shall comply with all terms and conditions of the Lease (excluding only, prior to the Commencement Date, the obligation to pay Rent) during Contractor's occupancy of and work within the Premises. Tenant shall be responsible for maintaining harmonious labor relations with all contractors and service providers servicing the Premises.

       3. In addition to and without limitation on the requirements set forth in the Lease, Tenant shall ensure that Contractor and all subcontractor(s) procure and maintain in full force and effect during the course of construction a "broad form" commercial general liability and property damage policy of insurance naming, Landlord, Tenant and Landlord's lenders as additional insureds. The minimum limit of coverage of the aforesaid policy shall be in the amount of not less than Three Million Dollars ($3,000,000) for injury or death of one person in any one accident or occurrence and in the amount of not less than Three Million Dollars ($3,000,000) for injury or death of more than one person in any one accident or occurrence, and shall contain a severability of interest clause or a cross liability endorsement. Such insurance shall further insure Landlord and Tenant against liability for property damage of at least One Million Dollars ($1,000,000).

D.     TENANT IMPROVEMENT LOAN

       In addition to the Tenant Improvement Allowance, Landlord agrees to lend Tenant up to Two Million Seven Hundred Fifty Thousand Dollars ($2,750,000) (VIZ. $25.00 per square foot) to be applied toward completion of the Tenant Improvements (the "TENANT IMPROVEMENT LOAN") after the Tenant Improvement Allowance has been disbursed. The Tenant Improvement Loan shall be subject to adjustment upon the final determination of the Premises square footage by Landlord's Architect. The Tenant Improvement Loan shall be disbursed by Landlord upon the submission of draw requests in a form approved by Landlord and in accordance with customary construction lending disbursement procedures (including, without limitation, the establishment of a retention.) The Tenant Improvement Loan shall be repayable by Tenant to Landlord in substantially equal self-amortizing monthly installments over the initial Term of the Lease, together with interest on the balance outstanding from time to time from the date of disbursement at the rate of twelve percent (12%) per annum; provided, however, that Tenant shall have the right to prepay the then outstanding balance (principal and accrued but unpaid interest) of the Tenant Improvement Loan in whole (but not in part) on the first (1st), second (2nd) or third (3rd) anniversary of the Commencement Date, provided only that Tenant shall give Landlord not less than thirty (30) days' notice of its election to so prepay. By way of example, if the original principal balance of the Tenant Improvement Loan is Two Million Seven Hundred Fifty Thousand Dollars ($2,750,000), and assuming for purposes of this example that such loan is disbursed as shown on EXHIBIT C-2 hereto and that Tenant does not elect to prepay the Tenant Improvement Loan as provided in the immediately preceding sentence, then the Tenant Improvement Loan shall be repayable in installments in the amount shown on said EXHIBIT C-2. Such installments shall be payable on the first day of each month concurrently with the payment of Monthly Base Rent, and shall be deemed a part of the "Rent" hereunder for all purposes of this Lease. Notwithstanding anything herein to the contrary, in the event the Lease shall terminate for any reason prior to the scheduled expiration thereof, the Tenant Improvement Loan and all accrued and unpaid interest thereon shall immediately become due and payable in full.

E.     GENERAL

       1. All drawings, space plans, plans and specifications for any improvements or installations in the Premises are expressly subject to Landlord's prior written approval, which approval shall not be unreasonably withheld, conditioned or delayed. Any approval by Landlord of any drawings, plans or specifications prepared on behalf of Tenant including, without limitation, any Preliminary Plans, Working Drawings or Approved Plans, or any revisions thereto, shall not in any way bind Landlord, create any responsibility or liability on the part of the Landlord for the completeness of the same, their design sufficiency or compliance with applicable statutes, ordinances or regulations or constitute a representation or warranty by Landlord as to the adequacy or sufficiency of such drawings, plans or specifications, or the improvements to which they relate, but such approval shall merely evidence the consent of Landlord to such drawings, plans or specifications.

       2. The Tenant Improvement Allowance (including, without limitation, the Warm Shell Allowance) and the Tenant Improvement Loan, if borrowed by Tenant, shall be used by Tenant to construct Tenant Improvements in the entire Premises and may not be used to improve only a portion or portions of the Premises.

       3. Any failure by Tenant to pay any amounts due hereunder shall have the same effect under the Lease as a failure to pay Rent and any failure by Tenant to perform any of its other obligations hereunder shall be subject to Paragraph 24 of the Lease.

       4. Tenant shall provide Landlord with as-built plans and specifications of the Tenant Improvements within forty-five (45) days after the Commencement Date.

INITIALS:

TENANT: [ILLEGIBLE]
       ---------------
LANDLORD: [ILLEGIBLE]
         -------------

                                   EXHIBIT C-1

                    DESCRIPTION OF "WARM SHELL" IMPROVEMENTS

-      Elevator(s) per code

- Stairs in excess of two (2) exit stairs provided as part of the 901 Gateway Preliminary Specifications

-      Restrooms per code

- HAVC for standard office use (laboratory upgrades will not be funded out of the Warm Shell Allowance)

-      Standard office lobby

- Electrical for standard office use (laboratory upgrades will not be funded out of the Warm Shell Allowance)

-      Trash Enclosure

-      Rooftop mechanical platform

-      Roof Screens

                                   EXHIBIT C-2

                 EXAMPLE OF TENANT IMPROVEMENT LOAN AMORTIZATION
                   (Assumes April 1, 2000 Lease Commencement)

TI Loan Amount                      $  2,750,000.00

--------------------------------------------------------------------------------
           DATE      AMOUNT OF TI LOAN      CALCULATION OF     END OF MONTH
                          DRAW REQUEST    MONTHLY INTEREST     LOAN BALANCE
--------------------------------------------------------------------------------
          Dec-99            625,000.00            3,125.00     $      628,125.00
          Jan-00            675,000.00            9,656.25     $    1,312,781.25
          Feb-00            700,000.00           16,627.81     $    2,029,409.06
          Mar-00            750,000.00           24,044.09          2,803,453.15
--------------------------------------------------------------------------------

Loan Balance as of Lease Commencement Date (assuming Lease Commences April 1, 2000)
$            2,803,453

Monthly Installment                       $36,821

Interest Rate                                  12%
Monthly Rate                                    1%

Lease Term*                                     144 months

*Lease term to be adjusted depending on lease commencement date.

                                   Exhibit D

                  COMMENCEMENT AND EXPIRATION DATE MEMORANDUM

                       LANDLORD: HMS GATEWAY OFFICE L.P.

                         TENANT: ADVANCED MEDICINE, INC.

                     LEASE DATE: February 17, 1999

                       BUILDING: Located at 901 Gateway Boulevard, South San
                                 Francisco, California

       Tenant hereby accepts the Premises as being in the condition required under the Lease, with all Base Building Improvements completed (except for minor punchlist items which Landlord agrees to complete).

       The Commencement Date of the Lease with respect to the above-referenced Building is hereby established as _________________, 199_.

                         TENANT: ADVANCED MEDICINE, INC.,
                                 a Delaware corporation

                                 By:
                                    -------------------------------------------
                                 Print Name:
                                            -----------------------------------
                                 Its:
                                     ------------------------------------------

Approved and Agreed:

                       LANDLORD:  HMS GATEWAY OFFICE, L.P.,
                                  a Delaware limited partnership

                                  By: Hines Gateway Office, L.P.,
                                      Administrative Partner

                                      By: Hines Interests Limited Partnership,
                                          General Partner

                                          By:  Hines Holdings, Inc.,
                                               General Partner

                                               By:
                                                  -----------------------------
                                               Name:
                                                    ---------------------------
                                               Its:
                                                   ----------------------------

INITIALS:

TENANT:  [ILLEGIBLE]
       ------------------
LANDLORD:  [ILLEGIBLE]
         ----------------

                                    Exhibit E

                        ADDITIONAL OPERATIONAL GUIDELINES

       As a component of the Tenant Improvements and any Alterations made by Tenant to the Premises, Tenant shall install fume hoods, as well as a rooftop venting and exhaust system designed to increase the velocity of exhaust such that any odors shall be discharged high into the atmosphere in order to minimize the risk of odors detectable at ground level. In addition, Tenant shall install and utilize such additional venting, exhaust and quenching systems, including, without limitation, base quenching, distillation units, acid quenching, and mechanical exhaust/filtration systems, as appropriate to reduce the risk of emanation of such odors.

                                    Exhibit F

                              RULES AND REGULATIONS

       This exhibit, entitled "Rules and Regulations," is and shall constitute EXHIBIT F to the Lease Agreement, dated as of the Lease Date, by and between Landlord and Tenant for the Premises. The terms and conditions of this EXHIBIT F are hereby incorporated into and are made a part of the Lease. Capitalized terms used, but not otherwise defined, in this EXHIBIT F have the meanings ascribed to such terms in the Lease.

       1. Tenant shall not use any method of heating or air conditioning other than that approved by Landlord in writing without the prior written consent of Landlord, which consent shall not to be unreasonably withheld, conditioned or delayed.

       2. All window coverings installed by Tenant and visible from the outside of the Building require the prior written approval of Landlord.

       3. Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance or any flammable or combustible materials on or around the Project or the Adjacent Properties, except to the extent that Tenant is permitted to use the same in the Premises under the terms of Paragraph 32 of the Lease.

       4. Tenant shall not alter any lock or install any new locks or bolts on any door at the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed.

       5. Tenant shall not make any duplicate keys without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed.

       6. Tenant shall park motor vehicles in parking areas designated by Landlord, including areas for loading and unloading. During those periods of loading and unloading, Tenant shall not unreasonably interfere with traffic flow around the Building or the Project and loading and unloading areas of other tenants.

       7. Tenant shall not disturb, solicit or canvas any tenant or other occupant of the Building or Project and shall cooperate to prevent same.

       8. No person shall go on the roof without Landlord's permission except as required to repair and maintain the same as required under the Lease.

       9. Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building, to such a degree as to be objectionable to Landlord or other tenants, shall be placed and maintained by Tenant, at Tenant's expense, on vibration isolators or in noise-dampening housing or other devices sufficient to eliminate noise or vibration.

      10. All goods, including material used to store goods, delivered to the Premises of Tenant shall be immediately moved into the Premises and shall not be left in parking or receiving areas overnight. During the period of construction of the Tenant Improvements and any Alterations, all construction materials shall be stored in a manner and a location mutually acceptable to Landlord and Tenant.

      11. Tenant is responsible for the storage and removal of all trash and refuse. All such trash and refuse shall be contained in suitable receptacles stored behind screened enclosures at locations approved by Landlord.

      12. Tenant shall not store or permit the storage or placement of goods or merchandise in or around the Common Areas surrounding the Premises. No displays or sales or merchandise shall be allowed in the Parking Areas or other Common Areas.

      13. Tenant shall not permit any animals, including but not limited to, any household pets, to be brought or kept in or about the Premises, the Building, the Project or any of the Common Areas which would violate applicable Laws or constitute a nuisance to the Premises, the Building or the Project. Tenant shall prior to the Commencement Date and thereafter from time to time upon the request of Landlord provide to Landlord a written plan for the handling and disposal of all animals used by Tenant in the conduct of its business, which plan shall be subject to the written approval of Landlord.

INITIALS:

TENANT:    [Illegible]
       -------------------

LANDLORD:  [Illegible]
         -----------------

                                    EXHIBIT G

                   HAZARDOUS MATERIALS DISCLOSURE CERTIFICATE

       Your cooperation in this matter is appreciated. Initially, the information provided by you in this Hazardous Materials Disclosure Certificate is necessary for the Landlord to evaluate your proposed uses of the premises (the "PREMISES") and to determine whether to enter into a lease agreement with you as tenant. If a lease agreement is signed by you and the Landlord (the "LEASE AGREEMENT"), on an annual basis in accordance with the provisions of Paragraph 32 of the Lease Agreement, you are to provide an update to the information initially provided by you in this certificate. Any questions regarding this certificate should be directed to, and when completed, the certificate should be delivered to:

       Landlord:      HMS Gateway Office L.P.
                      c/o Hines
                      651 Gateway Boulevard, Suite 1140
                      South San Francisco, California 94080
                      Phone: (650) 794-1111

       Name of (Prospective) Tenant: Advanced Medicine, Inc.

       Mailing Address:_________________________________________________________
       _________________________________________________________________________

         Contact Person, Title and Telephone Number(s):_________________________

       Contact Person for Hazardous Waste Materials Management and Manifests and Telephone Number(s):_____________________________________________________
       _________________________________________________________________________

         Address of (Prospective) Premises:_____________________________________

       Length of (Prospective) initial Term:____________________________________
       _________________________________________________________________________

       1. GENERAL INFORMATION:

              Describe the proposed operations to take place in, on, or about the Premises, including, without limitation, principal products processed, manufactured or assembled, and services and activities to be provided or otherwise conducted. Existing tenants should describe any proposed changes to on-going operations.

          ______________________________________________________________________
          ______________________________________________________________________

       2.    USE, STORAGE AND DISPOSAL OF HAZARDOUS MATERIALS

             2.1 Will any Hazardous Materials (as hereinafter defined) be used, generated, treated, stored or disposed of in, on or about the Premises? Existing tenants should describe any Hazardous Materials which continue to be used, generated, treated, stored or disposed of in, on or about the Premises.

                 Wastes                         Yes / /        No / /

                 Chemical Products              Yes / /        No / /

                 Other                          Yes / /        No / /

                 If Yes is marked, please explain:______________________________
                 _______________________________________________________________
                 _______________________________________________________________

             2.2 If Yes is marked in Exhibit 2.1, attach a list of any Hazardous
                 Materials to be used, generated, treated, stored or disposed of in, on or about the Premises, including the applicable hazard class and an estimate of the quantities of such Hazardous Materials to be present on or about the Premises at any given time; estimated annual throughput; the proposed location(s) and method of storage (excluding nominal amounts of ordinary household cleaners and janitorial supplies which are not regulated by any Environmental Laws as hereinafter defined); and the proposed location(s) and method(s) of treatment or disposal for each Hazardous Material, including, the estimated frequency, and the proposed contractors or subcontractors. Existing tenants should attach a list setting forth the information requested above and such list should include actual data from on-going operations and the identification of any variations in such information from the prior year's certificate.

3.     STORAGE TANKS AND SUMPS

       3.1 Is any above or below ground storage or treatment of gasoline, diesel, petroleum, or other Hazardous Materials in tanks or sumps proposed in, on or about the Premises? Existing tenants should describe any such actual or proposed activities.

              Yes / /  No / /

              If yes, please explain:___________________________________________

              __________________________________________________________________

              __________________________________________________________________

4.     WASTE MANAGEMENT

       4.1 Has your company been issued an EPA Hazardous Waste Generator I.D. Number? Existing tenants should describe any additional identification numbers issued since the previous certificate.

              Yes / /  No / /

       4.2 Has your company filed a biennial or quarterly reports as a hazardous waste generator? Existing tenants should describe any new reports filed.

              Yes / /  No / /

              If yes, attach a copy of the most recent report filed.

5.     WASTEWATER TREATMENT AND DISCHARGE

       5.1    Will your company discharge wastewater or other wastes to:

              _____ storm drain?      _____ sewer?

              _____ surface water?    _____ no wastewater or other wastes
                                            discharged.

              Existing tenants should indicate any actual discharges. If so, describe the nature of any proposed or actual discharge(s).

              __________________________________________________________________

              __________________________________________________________________

       5.2    Will any such wastewater or waste be treated before discharge?

              Yes / /  No / /

              If yes, describe the type of treatment proposed to be conducted. Existing tenants should describe the actual treatment conducted.

              __________________________________________________________________

              __________________________________________________________________


6.     AIR DISCHARGES

       6.1 Do you plan for any air filtration systems or stacks to be used in your company's operations in, on or about the Premises that will discharge into the air; and will such air emissions be monitored? Existing tenants should indicate whether or not there are any such air filtration systems or stacks in use in, on or about the Premises which discharge into the air and whether such air emissions are being monitored.

              Yes / /  No / /

              If yes, please describe:__________________________________________

              __________________________________________________________________

              __________________________________________________________________

       6.2 Do you propose to operate any of the following types of equipment, or any other equipment requiring an air emissions permit? Existing tenants should specify any such equipment being operated in, on or about the Premises.

              _____ Spray booth(s)       _____ Incinerator(s)

              _____ Dip tank(s)          _____ Other (Please describe)

              _____ Drying oven(s)       _____ No Equipment Requiring Air
                                               Permits

              If yes, please describe:__________________________________________

              __________________________________________________________________

              __________________________________________________________________

       6.3 Please describe (and submit copies of with this Hazardous Materials Disclosure Certificate) any reports you have filed in the past [thirty-six] months with any governmental or quasi-governmental agencies or authorities related to air discharges or clean air requirements and any such reports which have been issued during such period by any such agencies or authorities with respect to you or your business operations.

7.     HAZARDOUS MATERIALS DISCLOSURES

       7.1 Has your company prepared or will it be required to prepare a Hazardous Materials management plan ("MANAGEMENT PLAN") or Hazardous Materials Business Plan and Inventory ("BUSINESS PLAN") pursuant to Fire Department or other governmental or regulatory agencies' requirements? Existing tenants should indicate whether or not a Management Plan is required and has been prepared.

              Yes / /  No / /

              If yes, attach a copy of the Management Plan or Business Plan. Existing tenants should attach a copy of any required updates to the Management Plan or Business Plan.

       7.2 Are any of the Hazardous Materials, and in particular chemicals, proposed to be used in your operations in, on or about the Premises listed or regulated under Proposition 65? Existing tenants should indicate whether or not there are any new Hazardous Materials being so used which are listed or regulated under Proposition 65.

              Yes / /  No / /

              If yes, please explain:___________________________________________

              __________________________________________________________________

              __________________________________________________________________

8.     ENFORCEMENT ACTIONS AND COMPLAINTS

       8.1 With respect to Hazardous Materials or Environmental Laws, has your company ever been subject to any agency enforcement actions, administrative orders, or consent decrees or has your company received requests for information, notice or demand letters, or any other inquiries regarding its operations? Existing tenants should indicate whether or not any such actions, orders or decrees have been, or are in the process of being, undertaken or if any such requests have been received.

              Yes / /  No / /

              If yes, describe the actions, orders or decrees and any continuing compliance obligations imposed as a result of these actions, orders or decrees and also describe any requests, notices or demands, and attach a copy of all such documents. Existing tenants should describe and attach a copy of any new actions, orders, decrees, requests, notices or demands not already delivered to Landlord pursuant to the provisions of Paragraph 32 of the Lease Agreement.

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

       8.2 Have there ever been, or are there now pending, any lawsuits against your company regarding any environmental or health and safety concerns?

              Yes / /  No / /

              If yes, describe any such lawsuits and attach copies of the complaint(s), cross-complaint(s), pleadings and other documents related thereto as requested by Landlord. Existing tenants should describe and attach a copy of any new complaint(s), cross-complaint(s), pleadings and other related documents not already delivered to Landlord pursuant to the provisions of Paragraph 32 of the Lease Agreement.

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

       8.3 Have there been any problems or complaints from adjacent tenants, owners or other neighbors at your company's current facility with regard to environmental or health and safety concerns? Existing tenants should indicate whether or not there have been any such problems or complaints from adjacent tenants, owners or other neighbors at, about or near the Premises and the current status of any such problems or complaints.

              Yes / /  No / /

              If yes, please describe. Existing tenants should describe any such problems or complaints not already disclosed to Landlord under the provisions of the signed Lease Agreement and the current status of any such problems or complaints.

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________


9.     PERMITS AND LICENSES

       9.1 Attach copies of all permits and licenses issued to your company with respect to its proposed operations in, on or about the Premises, including, without limitation, any Hazardous Materials permits, wastewater discharge permits, air emissions permits, and use permits or approvals. Existing tenants should attach copies of any new permits and licenses as well as any renewals of permits or licenses previously issued.

       As used herein, "HAZARDOUS MATERIALS" shall mean and include any substance that is or contains (a) any "HAZARDOUS SUBSTANCE" as now or hereafter defined in Section 101(14) of the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended ("CERCLA")
(42 U.S.C. Section 9601 ET SEQ.) or any regulations promulgated under CERCLA;
(b) any "HAZARDOUS WASTE" as now or hereafter defined in the Resource Conservation and Recovery Act, as amended ("RCRA") (42 U.S.C. Section 6901 ET SEQ.) or any regulations promulgated under RCRA; (c) any substance now or hereafter regulated by the Toxic Substances Control Act, as amended ("TSCA") (15 U.S.C. Section 2601 ET SEQ.) or any regulations promulgated under TSCA;
(d) petroleum, petroleum by-products, gasoline, diesel fuel, or other petroleum hydrocarbons; (e) asbestos and asbestos-containing material, in any form, whether friable or non-friable; (f) polychlorinated biphenyls; (g) lead and lead-containing materials; or (h) any additional substance, material or waste (A) the presence of which on or about the Premises (i) requires reporting, investigation or remediation under any Environmental Laws (as hereinafter defined), (ii) causes or threatens to cause a nuisance on the Premises or any adjacent property or poses or threatens to pose a hazard to the health or safety of persons on the Premises or any adjacent property, or
(iii) which, if it emanated or migrated from the Premises, could constitute a trespass, or (B) which is now or is hereafter classified or considered to be hazardous or toxic under any Environmental Laws; and "ENVIRONMENTAL LAWS" shall mean and include (a) CERCLA, RCRA and TSCA; and (b) any other federal, state or local laws, ordinances, statutes, codes, rules, regulations, orders or decrees now or hereinafter in effect relating to (i) pollution, (ii) the protection or regulation of human health, natural resources or the environment, (iii) the treatment, storage or disposal of Hazardous Materials, or (iv) the emission, discharge, release or threatened release of Hazardous Materials into the environment.

         The undersigned hereby acknowledges and agrees that this Hazardous Materials Disclosure Certificate is being delivered to Landlord in connection with the evaluation of a Lease Agreement and, if such Lease Agreement is executed, will be attached thereto as an exhibit. The undersigned further acknowledges and agrees that if such Lease Agreement is executed, this Hazardous Materials Disclosure Certificate will be updated from time to time in accordance with Paragraph 32 of the Lease Agreement. The undersigned further acknowledges and agrees that the Landlord and its partners, lenders and representatives may, and will, rely upon the statements, representations, warranties, and certifications made herein and the truthfulness thereof in entering into the Lease Agreement and the continuance thereof throughout the term, and any renewals thereof, of the Lease Agreement. I [print name], _____________________ acting with full authority to bind the (proposed) Tenant and on behalf of the (proposed) Tenant, certify, represent and warrant that the information contained in this certificate is true and correct.

(PROSPECTIVE) TENANT:

ADVANCED MEDICINE, INC.,
a Delaware corporation

By:
      ----------------------------
Title:
      ----------------------------
Date:
      ----------------------------

                                    EXHIBIT H

                               TENANT'S PROPERTY

Laboratory related furniture and equipment including:

        benches and tables
        casework
        biosafety, laminar flow, and fume hoods
        cages/fencing
        DI water system
        vacuum pumps
        compressed air
        nitrogen manifold

Office related furniture and equipment including:

         open office partitions
         telephone and network equipment
         reception desk
         lobby furniture
         lobby display cases
         appliances
         interior signage

                                   EXHIBIT I

RECORDING REQUESTED BY AND WHEN RECORDED RETURN TO:


---------------------------------------------------

---------------------------------------------------

---------------------------------------------------

Attention:
          -----------------------------------------

--------------------------------------------------------------------------------

                               MEMORANDUM OF LEASE

THIS MEMORANDUM OF LEASE is executed as of February 17, 1999, by and between HMS GATEWAY OFFICE, L.P., a Delaware limited partnership ("Landlord"), and ADVANCED MEDICINE, INC., a Delaware corporation ("Tenant"). Landlord has previously leased to Tenant a portion of that certain real property described on EXHIBIT A attached hereto and incorporated herein by reference, consisting of the building commonly known as 901 Gateway Boulevard located in South San Francisco, California, commencing on ______________, _____ and terminating on _____________, _____ on the terms and conditions set forth in that certain Lease between Landlord and Tenant dated as of February ___, 1999 (the "Off Record Lease"). Landlord has also granted to Tenant (i) options to renew the term of the Lease for two (2) additional periods of five (5) years each, and (ii) a right to expand the premises being leased by Tenant, all terms and conditions of the Off Record Lease.

     IN WITNESS WHEREOF, the undersigned have executed this Memorandum of Lease so that third parties might have notice of the lease by Landlord and Tenant herein.

                                   LANDLORD:   HMS GATEWAY OFFICE, L.P.,
                                               a Delaware limited partnership

                                               By: Hines Gateway Office, L.P.,
                                                   Administrative Partner

                                                  By: Hines Interests Limited Partnership,
                                                      General Partner

                                                     By: Hines Holdings, Inc.,
                                                         General Partner


                                                         By:
                                                            ------------------------------
                                                         Name:
                                                              ----------------------------
                                                         Its:
                                                             -----------------------------

                                   TENANT:     ADVANCED MEDICINE, INC.,
                                               a Delaware corporation


                                               By:
                                                  ----------------------------------------
                                               Name:
                                                    --------------------------------------
                                               Its:
                                                   ---------------------------------------

                                   EXHIBIT J

               TENANT'S IMPROVEMENT LOAN AMORTIZATION MEMORANDUM

                       LANDLORD: HMS GATEWAY OFFICE L.P.

                         TENANT: Advanced Medicine, Inc.

                     LEASE DATE: February 17, 1999

                       PREMISES: Located at 901 Gateway Boulevard, South San
                                 Francisco, California

          Tenant hereby acknowledges that Landlord has provided a Tenant Improvement Loan to Tenant in the amount of ________________________________ Dollars ($ __________________________ ) pursuant to Section D of EXHIBIT C to the Lease. Subject to the terms of the Lease and said EXHIBIT B, the Tenant Improvement Loan shall be repayable by Tenant, together with interest on the principal balance outstanding from time to time at the rate of twelve percent (12%) per annum, in monthly installments of ____________________ Dollars ($ ___________________ ) each. Said installments shall be payable on the first day of each month during the initial Term of the Lease concurrently with the payment of Monthly Base Rent.

                                    TENANT: ADVANCED MEDICINE, INC.,
                                            a Delaware corporation



                                            By:
                                               ---------------------------------
                                            Print Name:
                                                       -------------------------
                                            Its:
                                                --------------------------------

Approved and Agreed:

LANDLORD:

HMS GATEWAY OFFICE, L.P.,
a Delaware limited partnership

By:       Hines Gateway Office, L.P.,
          Administrative Partner

          By:      Hines Interests Limited Partnership,
                   General Partner

                   By:      Hines Holdings, Inc.,
                            General Partner



                            By:
                               -----------------------------------------
                            Name:
                                 ---------------------------------------
                            Its:
                                ----------------------------------------

                                       J-2